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                                CREDIT AGREEMENT

                                      among

                              FLOWERS FOODS, INC.,

                                VARIOUS LENDERS,

                              FLEET NATIONAL BANK,
                          HARRIS TRUST AND SAVINGS BANK
                                       and
                COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK,
                B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH,
                           as CO-DOCUMENTATION AGENTS,

                                 SUNTRUST BANK,
                              as SYNDICATION AGENT,

                                       and

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                             as ADMINISTRATIVE AGENT

                    ----------------------------------------

                          Dated as of October 24, 2003

                    ----------------------------------------

                                  $150,000,000

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                         DEUTSCHE BANK SECURITIES INC.,
                        as LEAD ARRANGER and BOOK RUNNER

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                  CREDIT AGREEMENT, dated as of October 24, 2003, among FLOWERS
FOODS, INC., a Georgia corporation (the "Borrower"), the Lenders party hereto from time to time, FLEET NATIONAL BANK, HARRIS TRUST AND SAVINGS BANK and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK, B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as co-documentation agents (in such capacity, collectively, the "Co-Documentation Agents" and each, a "Co-Documentation Agent"), SUNTRUST BANK, as syndication agent (in such capacity, the "Syndication Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent") (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).

                              W I T N E S S E T H:

                  WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrower the credit facility provided for herein;

                  NOW, THEREFORE, IT IS AGREED:

                  SECTION 1. Amount and Terms of Credit.

                  1.01 The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender severally agrees to make, at any time and from time to time on or after the Effective Date and prior to the Maturity Date, a revolving loan or revolving loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans (i) shall be denominated in Dollars, (ii) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when added to the product of (x) such Lender's Percentage and (y) the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Commitment of such Lender at such time and (v) shall not exceed for all Lenders at any time outstanding that aggregate principal amount which, when added to (x) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and
(y) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Total Commitment at such time.

                  (b) Subject to and upon the terms and conditions set forth herein, the Swingline Lender agrees to make at any time and from time to time on or after the Effective Date and prior to

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the Swingline Expiry Date, a revolving loan or revolving loans (each, a
"Swingline Loan" and, collectively, the "Swingline Loans") to the Borrower, which Swingline Loans (i) shall be incurred and maintained as Base Rate Loans,
(ii) shall be denominated in Dollars, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans then outstanding and the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Swingline Loans) at such time, an amount equal to the Total Commitment at such time, and (v) shall not exceed in the aggregate principal amount at any time outstanding the Maximum Swingline Amount. Notwithstanding anything to the contrary contained in this Section 1.01(b), (i) the Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists unless the Swingline Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Defaulting Lenders' participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender's or Defaulting Lenders' Percentage of the outstanding Swingline Loans and (ii) the Swingline Lender shall not make any Swingline Loan after it has received written notice from the Borrower, any other Credit Party or the Required Lenders stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice (A) of rescission of all such notices from the party or parties originally delivering such notice or notices or (B) of the waiver of such Default or Event of Default by the Required Lenders.

                  (c) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the Lenders that the Swingline Lender's outstanding Swingline Loans shall be funded with one or more Borrowings of Revolving Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10), in which case one or more Borrowings of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all Lenders pro rata based on each such Lender's Percentage (determined before giving effect to any termination of the Commitments pursuant to the last paragraph of Section 10) and the proceeds thereof shall be applied directly by the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each Lender hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists,
(iv) the date of such Mandatory Borrowing, and (v) the amount of the Total Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause the Lenders to share in such Swingline Loans ratably based upon their respective Percentages (determined before giving effect to any

                                       -2-

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termination of the Commitments pursuant to the last paragraph of Section 10), provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the interest rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

                  1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount applicable to such Loans; provided that Mandatory Borrowings shall be made in the amounts required by Section 1.01(c). More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than eight Borrowings of Eurodollar Loans in the aggregate.

                  1.03 Notice of Borrowing. (a) Whenever the Borrower desires to incur Revolving Loans hereunder (excluding Borrowings of Swingline Loans and Revolving Loans incurred pursuant to Mandatory Borrowings), an Authorized Representative of the Borrower shall give the Administrative Agent at the Notice Office prior written notice (or telephonic notice promptly confirmed in writing) not later than 10:00 A.M. (New York time) on the date of each Base Rate Loan incurred hereunder, and not later than 11:00 A.M. (New York time) on the third Business Day prior to each Eurodollar Loan incurred hereunder. Each such written notice or written confirmation of telephonic notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by an Authorized Representative of the Borrower in the form of Exhibit A-1, appropriately completed to specify: (i) the aggregate principal amount of the Revolving Loans to be incurred pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day) and (iii) whether the Revolving Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or, to the extent permitted hereunder, Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Lender notice of such proposed Borrowing, of the Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

                  (b) (i) Whenever the Borrower desires to incur Swingline Loans hereunder, an Authorized Representative of the Borrower shall give the Swingline Lender not later than 12:00 Noon (New York time) on the date that a Swingline Loan is to be incurred, written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan to be incurred hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of the Swingline Loans to be incurred pursuant to such Borrowing.

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                  (ii)     Mandatory Borrowings shall be made upon the notice
specified in Section 1.01(c), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in Section 1.01(c).

                  (c) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing, conversion or prepayment of Loans, the Administrative Agent or the Swingline Lender, as the case may be, may act without liability upon the basis of telephonic notice of such Borrowing, conversion or prepayment, as the case may be, believed by the Administrative Agent or the Swingline Lender, as the case may be, in good faith to be from an Authorized Representative of the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's and the Swingline Lender's record of the terms of such telephonic notice of such Borrowing, conversion or prepayment of Loans, as the case may be, absent manifest error.

                  1.04 Disbursement of Funds. No later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing (or (w) in the case of Revolving Loans to be maintained as Base Rate Loans, no later than 2:00 P.M. (New York time) on the date specified in the respective Notice of Borrowing, (x) in the case of Swingline Loans, no later than 2:00 P.M. (New York time) on the date specified pursuant to Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, no later than 12:00 Noon (New York time) on the date specified in
Section 1.01(c)), each Lender will make available its pro rata portion (determined in accordance with Section 1.07) of each such Borrowing requested to be made on such date (or in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof). All such amounts will be made available in Dollars and in immediately available funds at the Payment Office, and the Administrative Agent will, except in the case of Revolving Loans made pursuant to a Mandatory Borrowing, make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders ((x) for Loans other than Swingline Loans and Revolving Loans maintained as Base Rate Loans, prior to 1:00 P.M. (New York time) on such day, to the extent of funds actually received by the Administrative Agent prior to 12:00 Noon (New York time) on such day and (y) for Swingline Loans and Revolving Loans maintained as Base Rate Loans, prior to 3:00 P.M. (New York time) on such day, to the extent of funds actually received by the Administrative Agent prior to 2:00 P.M. (New York time) on such day). Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower to immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at

                                       -4-

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a rate per annum equal to (i) if recovered from such Lender, the overnight
Federal Funds Rate for the first three days and at the interest rate otherwise applicable to such Loans for each day thereafter and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

                  1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Lender shall be evidenced in the Register maintained by the Administrative Agent pursuant to Section 13.17 and shall, if requested by such Lender, also be evidenced (i) in the case of Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1, with blanks appropriately completed in conformity herewith (each a "Revolving Note" and, collectively, the "Revolving Notes") and (ii) in the case of Swingline Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2, with blanks appropriately completed in conformity herewith (the "Swingline Note").

                  (b) The Revolving Note issued to each Lender shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Effective Date (or, if issued to an Eligible Transferee after the Effective Date, be dated the date of issuance thereof), (iii) be in a stated principal amount equal to the Commitment of such Lender and be payable in the principal amount of the outstanding Revolving Loans evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (c) The Swingline Note issued to the Swingline Lender shall (i) be executed by the Borrower, (ii) be payable to the Swingline Lender or its registered assigns and be dated the Effective Date, (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans evidenced thereby from time to time, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (d) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and prior to any transfer of any of its Notes will endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrower's obligations in respect of such Loans.

                  (e) Notwithstanding anything to the contrary contained above in this Section 1.05 or elsewhere in this Agreement, Notes shall only be delivered to Lenders which at any time

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(or from time to time) specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related Obligations) incurred by the Borrower which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the guaranties therefor provided pursuant to the various Credit Documents. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (d). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the Borrower shall (at its expense) promptly execute and deliver to the respective Lender the requested Note or Notes in the appropriate amount or amounts to evidence such Loans.

                  1.06 Conversions. The Borrower shall have the option to convert, on any Business Day, all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Revolving Loans made pursuant to one or more Borrowings of one or more Types of Revolving Loans into a Borrowing of another Type of Revolving Loan, provided that (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Revolving Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) unless the Required Lenders specifically otherwise agree in writing, Base Rate Loans may only be converted into Eurodollar Loans if no Specified Default or Event of Default is in existence on the date of the conversion and (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under
Section 1.02. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at the Notice Office prior to 12:00 Noon (New York time) at least three Business Days' prior notice (each a "Notice of Conversion/Continuation") in the form of Exhibit A-2, appropriately completed to specify the Revolving Loans to be so converted, the Borrowing or Borrowings pursuant to which such Revolving Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion.

                  1.07 Pro Rata Borrowings. All Borrowings of Revolving Loans (including Mandatory Borrowings) under this Agreement shall be incurred from the Lenders pro rata on the basis of their Commitments. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Revolving Loans hereunder and that each Lender shall be obligated to make the Revolving Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Revolving Loans hereunder.

                  1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06 or 1.09, as applicable, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate as in effect from time to time.

                  (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall, in each case, bear interest at a rate per annum equal to the greater of (x) the rate which is 2% in excess of the rate then borne by such Loans and (y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans from time to time, and all other overdue amounts payable hereunder and under any other Credit Document shall bear interest at a rate per annum equal to the rate which is 2% in excess of the rate applicable to Base Rate Loans from time to time. Interest that accrues under this Section 1.08(c) shall be payable on demand.

                  (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan (x) quarterly in arrears on each Quarterly Payment Date, (y) on the case of a repayment in full of all outstanding Base Rate Loans, on the date of such repayment or prepayment, and
(z) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand, and (ii) in respect of each Eurodollar Loan (x) on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (y) on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to the respective Eurodollar Loans and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.09 Interest Periods. At the time the Borrower gives any Notice of Borrowing or Notice of Conversion/Continuation in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by having an Authorized Representative of the Borrower give the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one, two, three or six-month period, provided that, in each case:

                  (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Base Rate Loan) and each Interest Period occurring thereafter in respect of such

         Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the first succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (v) unless otherwise agreed in writing by the Required Lenders, no Interest Period may be selected at any time when any Specified Default or any Event of Default is then in existence;

                  (vi) no Interest Period in respect of any Borrowing of Eurodollar Loans shall be selected which extends beyond the Maturity Date; and

                  (vii) the selection of Interest Periods shall be subject to the provisions of Section 1.02.

                  If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                  1.10 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

                  (i) on any Interest Determination Date that, by reason of any changes arising after the Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Lender of the principal of or interest on the Loans or the Notes or any other amounts payable hereunder

         (except for changes in the rate of tax on, or determined by reference to, the net income or net profits of such Lender, or any franchise tax based on the net income or profits of such Lender, in either case pursuant to the laws of the United States of Americas, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or
         (y) other circumstances arising since the Effective Date affecting such Lender, the interbank Eurodollar market or the position of such Lender in such market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion/Continuation given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower agrees, subject to the provisions of Section 13.15 (to the extent applicable), to pay to such Lender, upon such Lender's written request therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, submitted to the Borrower by such Lender in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Administrative Agent and each Lender agrees that if it gives notice to the Borrower of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrower and, in the case of any such Lender, the Administrative Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Lender, the obligations of such Lender to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii), the Borrower may, and in the case of a Eurodollar Loan affected by the circumstances described in Section 1.10(a)(iii), the Borrower shall, either (x) if the affected

Eurodollar Loan is then being made initially or pursuant to a conversion, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or
(y) if the affected Eurodollar Loan is then outstanding, upon at least one Business Day's written notice to the Administrative Agent, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan at the end of the then current Interest Period or at such earlier date as may be required to eliminate such circumstance or to comply with applicable law, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

                  (c) If any Lender determines that after the Effective Date the introduction or effectiveness of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitment hereunder or its Loans or obligations hereunder, then the Borrower agrees, subject to the provisions of Section 13.15 (to the extent applicable), to pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender's determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give written notice thereof to the Borrower, which notice shall show the basis for calculation of such additional amounts.

                  1.11 Compensation. The Borrower agrees, subject to the provisions of Section 13.15 (to the extent applicable), to compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Sections 1.13, 4.01, 4.02, 13.12(b) or as a result of an acceleration of the Loans pursuant to Section 10) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay Eurodollar Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 1.10(b).

                  1.12 Change of Lending Office. Each Lender agrees that upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.06 or Section 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 1.10, 2.06 and 4.04.

                  1.13 Replacement of Lenders. (x) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings, (y) upon the occurrence of an event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.06 or
Section 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged by the other Lenders or (z) as provided in Section 13.12(b) in the case of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrower shall have the right, if no Default or Event of Default then exists (or, in the case of preceding clause (z) will exist immediately after giving effect to such replacement), to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") and each of whom shall be required to be reasonably acceptable to the Administrative Agent, provided that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Revolving Loans of, and in each case participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued and unpaid interest on, all outstanding Revolving Loans of the Replaced Lender, (B) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then accrued and unpaid interest with respect thereto at such time, and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender pursuant to Section 3.01, (y) each Issuing Lender an amount equal to such Replaced Lender's Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender to such Issuing Lender, together with all then accrued and unpaid interest with respect thereto at such time and (z) the Swingline Lender an amount equal to such Replaced Lender's Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender to the Swingline Lender, together with all then accrued and unpaid interest thereon at such time and (ii) all Obligations of the Borrower due and owing to the Replaced Lender at such time (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreement, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement

Lender of the appropriate Revolving Note executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 13.01 and 13.06), which shall survive as to such Replaced Lender.

                  SECTION 2. Letters of Credit.

                  2.01 Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, the Borrower may request that an Issuing Lender issue, at any time and from time to time on and after the Effective Date and prior to the 30th day prior to the Maturity Date, for the account of the Borrower and for the benefit of (x) any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of the Borrower or any of its Subsidiaries, an irrevocable standby letter of credit, in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender and (y) sellers of goods to the Borrower or any of its Subsidiaries, an irrevocable trade letter of credit, in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such letter of credit, a "Letter of Credit" and, collectively, the "Letters of Credit"). All Letters of Credit shall be denominated in Dollars and shall be issued on a sight basis only. It is acknowledged and agreed that each of the letters of credit which were issued under the Existing Credit Agreement and which remain outstanding on the Effective Date and are set forth on Schedule III (each such letter of credit, an "Existing Letter of Credit" and, collectively, the "Existing Letters of Credit") shall, from and after the Effective Date, constitute a Letter of Credit for all purposes of this Agreement and shall, for purposes of Sections 2.04 and 3.01, be deemed issued on the Effective Date. Schedule III sets forth, with respect to Existing Letters of Credit, (i) the name of the issuing lender, (ii) the letter of credit number, (iii) the stated amount, (iv) the name of the beneficiary and
(v) the expiry date.

                  (b) Subject to and upon the terms and conditions set forth herein, each Issuing Lender agrees that it will, at any time and from time to time on and after the Effective Date and prior to the 30th day prior to the Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower one or more Letters of Credit as are permitted to remain outstanding hereunder without giving rise to a Default or an Event of Default, provided that no Issuing Lender shall be under any obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                  (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder), in any such case not in effect with respect to such Issuing Lender on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, or in effect with respect to such Issuing Lender as of the date hereof and which such Issuing Lender in good faith deems material to it; or

                  (ii) such Issuing Lender shall have received notice from the Borrower, any other Credit Party or the Required Lenders prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 2.03(b).

                  (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $35,000,000 or (y) when added to the aggregate principal amount of all Revolving Loans then outstanding and the aggregate amount of all Swingline Loans then outstanding, an amount equal to the Total Commitment at such time, and (ii) (x) each standby Letter of Credit shall by its terms terminate on or before the earlier of (A) the date which occurs twelve months after the date of the issuance thereof (although any such Letter of Credit may be extendible for successive periods of up to twelve months, but not beyond the tenth Business Day prior to the Maturity Date, on terms acceptable to the Issuing Lender thereof) and (B) the tenth Business Day prior to the Maturity Date, and (y) each trade Letter of Credit shall by its terms terminate on or before the earlier of (A) the date which occurs 180 days after the date of the issuance thereof and (B) the date which is 30 Business Days prior to the Maturity Date.

                  2.02 Minimum Stated Amount. The Stated Amount of each Letter of Credit shall not be less than $50,000 or such lesser amount as is acceptable to the respective Issuing Lender.

                  2.03 Letter of Credit Requests. (a) Whenever the Borrower desires that a Letter of Credit be issued hereunder for its account, the Borrower shall have (x) executed and delivered to the Administrative Agent and the respective Issuing Lender at least five Business Days prior to the issuance thereof (or such shorter period as may be acceptable to the respective Issuing Lender), a Letter of Credit Request in the form of Exhibit C attached hereto (each a "Letter of Credit Request").

                  (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower to the Lenders that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the respective Issuing Lender has received notice from the Borrower, any other Credit Party or the Required Lenders before it issues a Letter of Credit that one or more of the conditions specified in Section 6 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Issuing Lender shall, subject to the terms and conditions of this Agreement, issue the requested Letter of Credit for the account of the Borrower in accordance with such Issuing Lender's usual and customary practices. Upon the issuance of, or modification or amendment to, any standby Letter of Credit, the Issuing Lender thereof shall notify the Administrative Agent and the Borrower, in writing, of such issuance, modification or amendment and such notice shall be accompanied by a copy of such Letter of Credit or the respective modification or amendment thereto, as the case may be. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender, in writing, of such issuance, modification or amendment. With respect to trade Letters of Credit, the Issuing Lender shall on the first Business Day of each week provide the Administrative Agent with a written (including via facsimile) report of the daily aggregate outstandings of trade Letters of Credit issued by such Issuing Lender for the immediately preceding week. Notwithstanding anything to the contrary contained in this Agreement, in the event that a Lender Default exists, no Issuing Lender shall be required to issue any Letter of Credit unless such Issuing Lender has entered into arrangements satisfactory to it and the Borrower to eliminate such Issuing Lender's risk with respect to the participation in Letters of Credit by the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' Percentage or Percentages of the Letter of Credit Outstandings.

                  2.04 Letter of Credit Participations. (a) Immediately upon the issuance by an Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed to have sold and transferred to each Lender, other than such Issuing Lender (each such Lender, in its capacity under this Section 2.04, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Percentage, in such Letter of Credit and each drawing or payment made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Commitments or Percentages of the Lenders pursuant to
Section 1.13 or 13.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings relating thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new Percentages of the assignor and assignee Lender or of all Lenders, as the case may be.

                  (b) In determining whether to pay under any Letter of Credit, no Issuing Lender shall have any obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by an Issuing Lender under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable proceeding, shall not create for such Issuing Lender any resulting liability to the Borrower or any Lender.

                  (c) In the event that any Issuing Lender makes any payment under any Letter of Credit issued by it and the Borrower shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 2.05(a), such Issuing Lender shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to such Issuing Lender the amount of such Participant's Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, on or prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the respective Issuing Lender in Dollars such Participant's Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to the respective Issuing Lender, such Participant agrees to pay to such Issuing Lender, forthwith on demand, such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Lender at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Base Rate Loans for each day thereafter. The failure of any Participant to make available to an Issuing Lender its Percentage of any payment under any Letter of Credit issued by such Issuing Lender shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Lender its Percentage of any payment with respect to any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to such Issuing Lender such other Participant's Percentage of any such payment.

                  (d) Whenever an Issuing Lender receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Lender shall pay to each such Participant which has paid its Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                  (e) Upon the request of any Participant, each Issuing Lender shall furnish to such Participant copies of any standby Letter of Credit or modifications or amendments thereto issued by it and such other documentation as may reasonably be requested by such Participant.

                  (f) The obligations of the Participants to make payments to each Issuing Lender with respect to Letters of Credit issued thereunder shall be irrevocable and not subject to any qualification or exception whatsoever (the respective Issuing Lender's only obligation being to confirm that any documents required to be delivered under such Letter of Credit have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any Subsidiary of the Borrower and the beneficiary named in any such Letter of Credit);

                  (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                  (v)      the occurrence of any Default or Event of Default.

                  2.05 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the respective Issuing Lender, by making payment in Dollars to the Administrative Agent at the Payment Office in immediately available funds for the account of such Issuing Lender, for any payment or disbursement made by such Issuing Lender under any Letter of Credit (each such amount so paid until reimbursed, an "Unpaid Drawing"), immediately after, and in any event on the date of such payment or disbursement (provided that any such notice shall be deemed to have been given on a certain day only if given before 10:00 A.M. (New York time) on such day), with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Lender was reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin, provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the third Business Day following notice by the Issuing Lender to the Borrower of such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by the Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin plus 2%, in each such case, with such interest, in each case, to be payable by the Borrower on demand. The respective Issuing Lender shall give the Borrower prompt notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

                  (b)      The obligations of the Borrower under this Section
2.05 to reimburse the respective Issuing Lender with respect to drawings on Letters of Credit (including interest thereon) (each, a "Drawing") shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Lender (including in its capacity as issuer of the Letter of Credit or as Participant), or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Lender's only obligation to the Borrower being to confirm that any documents required to be delivered under such Letter of Credit have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable proceeding, shall not create for such Issuing Lender any resulting liability to the Borrower.

                  2.06 Increased Costs. If at any time after the date of this Agreement, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Lender or any Participant with any request or directive by any such authority (whether or not having the force of law), or any change in generally acceptable accounting principles, shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by any Issuing Lender or participated in by any Participant, or (ii) impose on any Issuing Lender or any Participant any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Issuing Lender or any Participant of issuing, maintaining or participating in any Letter of Credit or reduce the amount of any sum received or receivable by any Issuing Lender or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or net profits of such Issuing Lender or such Participant pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), then, upon demand to the Borrower by such Issuing Lender or any Participant (a copy of which demand shall be sent by such Issuing Lender or such Participant to the Administrative Agent) and subject to the provisions of Section 13.15 (to the extent applicable), the Borrower agrees to pay to such Issuing Lender or such Participant such additional amount or amounts as will compensate such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Lender or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.06, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Lender or such Participant (a copy of which certificate shall be sent by such Issuing Lender or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Lender or such Participant. The certificate required to be delivered pursuant to this Section 2.06 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the Borrower.

                  SECTION 3. Facility Fee; Other Fees; Reductions of Commitment.

                  3.01 Fees. (a) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender a facility fee (the "Facility Fee") for the account of such Non-Defaulting Lenders for the period from the Effective Date to but excluding the Maturity Date (or such earlier date as the Total Commitment shall have been terminated), computed at a rate per annum equal to the Applicable Facility Fee Percentage on the Commitment of such Non-Defaulting Lender (as in effect from time to time) (regardless of utilization). Accrued Facility Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Maturity Date or such earlier date upon which the Total Commitment is terminated.

                  (b) The Borrower agrees to pay to the Administrative Agent for pro rata distribution to each Non-Defaulting Lender (based on each such Lender's respective Percentage) a fee in respect of each Letter of Credit (the "Letter of Credit Fee") for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin (as in effect from time to time) with respect to Eurodollar Loans on the daily Stated Amount of each such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the first day on or after the termination of the Total Commitment upon which no Letters of Credit remain outstanding.

                  (c) The Borrower agrees to pay to the respective Issuing Lender, for its own account, a facing fee in respect of each Letter of Credit issued hereunder (the "Facing Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 1/8 of 1% per annum of the daily Stated Amount of such Letter of Credit; provided that, in no event shall the annual (or such shorter period as any Letter of Credit is outstanding) Facing Fee with respect to any Letter of Credit be less than $500. Accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Revolving Loan Commitment has been terminated and such Letter of Credit has been terminated in accordance with its terms.

                  (d) The Borrower agrees to pay to each Issuing Lender, for its own account, upon each payment under, issuance of, or amendment to any Letter of Credit issued by it, such amount as shall at the time of such event be the administrative charge and the reasonable expenses which such Issuing Lender is generally imposing in connection with such occurrence with respect to letters of credit.

                  (e) The Borrower agrees to pay to the Administrative Agent, such fees as may be agreed to in writing from time to time by the Borrower and the Administrative Agent and/or the Lead Arranger.

                  3.02 Optional Commitment Reductions. (a) Upon at least three Business Days' prior notice from an Authorized Representative of the Borrower to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate or partially reduce the Total Unutilized Commitment, provided that any partial reduction pursuant to this Section 3.02(a) shall be in an amount of at least $5,000,000 or, if greater, in integral multiples of $1,000,000. Each such reduction shall apply proportionately to permanently reduce the Commitment of each Lender.

                  (b) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrower may, subject to its compliance with the requirements of Section 13.12(b), upon five Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) terminate all of the Commitments of such Lender, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Lender are repaid concurrently with the effectiveness of such termination pursuant to Section 4.01(b) (at which time Schedule I shall be deemed modified to reflect such changed amounts), and such Lender's Percentage of all outstanding Letters of Credit is cash collateralized in a manner satisfactory to the Administrative Agent and the respective Issuing Lenders and at such time, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 13.01 and 13.06), which shall survive as to such repaid Lender.

                  3.03 Mandatory Reduction of Commitments. (a) The Total Commitment (and the Commitment of each Lender) shall terminate in its entirety on October 31, 2003 unless the Credit Agreement has been executed and delivered by all of the parties hereto and the Effective Date has occurred.

                  (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Commitment (and the Commitment of each Lender) shall terminate in its entirety on the Maturity Date.

                  SECTION 4. Prepayments; Payments; Taxes.

                  4.01 Voluntary Prepayments. (a) The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) an Authorized Representative of the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at the Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of the Borrower's intent to prepay Base Rate Loans and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of their intent to prepay Eurodollar Loans, whether Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment and the Type of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Lenders; (ii) each prepayment shall be in an aggregate principal amount of at least $1,000,000 (or $100,000 in the case of Swingline Loans), provided that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; and (iii) each prepayment in respect of any Revolving Loans made pursuant to a Borrowing shall be applied pro rata among such Revolving Loans, provided that at the Borrowers' election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01(a), such prepayment shall not, so long as no Default or Event of Default then exists, be applied to the prepayment of Revolving Loans of a Defaulting Lender.

                  (b) In the event of certain refusals by a Lender as provided in Section 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the Borrower may, upon five Business Days' written notice by an Authorized Representative of the Borrower to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) repay all Revolving Loans, together with accrued and unpaid interest, Fees, and other amounts owing to such Lender in accordance with, and subject to the requirements of, said Section 13.12(b) so long as (A) the Commitment of such Lender is terminated concurrently with such repayment pursuant to Section 3.02(b) (at which time Schedule I shall be deemed modified to reflect the changed Commitments) and (B) the consents required by Section 13.12(b) in connection with the repayment pursuant to this clause (b) have been obtained.

                  4.02 Mandatory Repayments and Cash Collateralizations. (a) On any day on which the sum of (i) the aggregate outstanding principal amount of all Revolving Loans (after giving effect to all other repayments thereof on such date), (ii) the aggregate principal amount of all Swingline Loans (after giving effect to all other repayments thereof on such date) and (iii) the aggregate amount of all Letter of Credit Outstandings (after giving effect to all other repayments thereof on such date) exceeds the Total Commitment as then in effect, the Borrower agrees to prepay on such day the principal of Swingline Loans and, after the Swingline Loans have been repaid in full, Revolving Loans, in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Commitment as then in effect, the Borrower agrees to pay to the Administrative Agent at the Payment Office on such date an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash and/or Cash Equivalents to be held as security for all Obligations of the Borrower to Lenders hereunder in a cash collateral account to be established by the Administrative Agent on terms reasonably satisfactory to the Administrative Agent.

                  (b) With respect to each repayment of Revolving Loans required by Section 4.02(a), the Borrower may designate the Types of Revolving Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, provided that: (i) repayments of Eurodollar Loans pursuant to Section 4.02(a) may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans with Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of Revolving Loans required by Section 4.02(a) shall be applied pro rata among such Revolving Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11.

                  (c) In addition to any other mandatory repayments required pursuant to this Section 4.02, (i) all then outstanding Revolving Loans shall be repaid in full on the Maturity Date and (ii) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date.

                  4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. Any payments received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                  4.04 Net Payments; Taxes. (a) All payments made by any Credit Party hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), 13.04, 13.14 or 13.15, all such payments will be made free and clear of, and without deduction or withholding for, any present or future Taxes now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) (all such non-excluded Taxes being referred to collectively as "Withholding Taxes"). If any Withholding Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Withholding Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or any other Credit Document or under any Note, after withholding or deduction for or on account of any Withholding Taxes, will not be less than the amount provided for herein or in such Credit Document or in such Note. If any amounts are payable in respect of Withholding Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Withholding Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Withholding Taxes so levied or imposed and paid by such Lender.

                  (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or
13.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or W-8BEN (with respect to complete exemption under an income tax treaty) (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or W-8BEN (with respect to complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to the benefits of any income tax treaty), Form W-8BEN (with respect to the portfolio interest exemption) and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the Borrower agrees to pay any additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

                  (c)      If the Borrower pays any additional amount under this
Section 4.04 to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid (a "Tax Benefit"), such Lender shall pay to the Borrower an amount that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such Tax Benefit; provided, however, that (i) any Lender may determine, in its sole discretion consistent with the policies of such Lender, whether to seek a Tax Benefit; (ii) any Taxes that are imposed on a Lender as a result of a disallowance or reduction (including through the expiration of any tax credit carryover or carryback of such Lender that otherwise would not have expired) of any Tax Benefit with respect to which such Lender has made a payment to the Borrower pursuant to this
Section 4.04(c) shall be treated as a Tax for which the Borrower is obligated to indemnify such Lender pursuant to this Section 4.04 without any exclusions or defenses; (iii) nothing in this Section 4.04(c) shall require the Lender to disclose any confidential information to the Borrower; and (iv) no Lender shall be required to pay any amounts pursuant to this Section 4.04(c) at any time during which a Default or Event of Default exists.

                  SECTION 5. Conditions Precedent to the Effective Date. The occurrence of the Effective Date pursuant to Section 13.10 is subject to the satisfaction of the following conditions:

                  5.01 Execution of Agreement; Notes. On or prior to the Effective Date (i) this Agreement shall have been executed and delivered as provided in Section 13.10 and (ii) there shall have been delivered to the Administrative Agent for the account of each Lender that has requested same the appropriate Revolving Note executed by the Borrower and to the Swingline Lender, to the extent the Swingline Lender has requested same, the Swingline Note executed by the Borrower, in each case, in the amount, maturity and as otherwise provided herein.

                  5.02 Officer's Certificate. On the Effective Date, the Administrative Agent shall have received a certificate, dated the Effective Date, and signed on behalf of the Borrower by an Authorized Representative, stating that all conditions in Sections 5.07, 5.08, 5.09, 5.12 and 6.02 have been satisfied on such date.

                  5.03 Opinions of Counsel. On the Effective Date, the Administrative Agent shall have received (i) from Jones Day, counsel to the Credit Parties, an opinion addressed to the Agents and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit E-1 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request and (ii) from Stephen R. Avera, general counsel of the Borrower and special counsel to the other Credit Parties, an opinion addressed to the Agent and each of the lenders and dated the Effective Date covering the matters set forth in Exhibit E-2 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

                  5.04 Corporate Documents; Proceedings; etc. (a) On the Effective Date, the Administrative Agent shall have received a certificate, dated the Effective Date, signed by an Authorized Representative of each Credit Party, and attested to by another Authorized Representative of such Credit Party, in the form of Exhibit F with appropriate insertions, together with copies of the certificate of incorporation and by-laws (or equivalent organizational documents) of such Credit Party, and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be in form and substance reasonably acceptable to the Administrative Agent.

                  (b) All corporate, partnership, limited liability company and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including governmental approvals, good standing certificates and bring-down telegrams, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                  5.05 Existing Credit Agreement. On the Effective Date, the total commitments in respect of the Existing Credit Agreement shall have been terminated (except as to indemnification and similar provisions, which may survive to the extent provided therein), and all loans and notes (together with interest thereon) with respect thereto shall have been repaid in full, all letters of credit (or acceptances created thereunder) issued thereunder shall have been terminated (or either (x) incorporated herein as Letters of Credit or (y) fully supported with Letters of Credit issued hereunder) and all other amounts (including premiums) owing pursuant to the Existing Credit Agreement shall have been repaid in full and all documents in respect of the Existing Credit Agreement and all guarantees with respect thereto shall have been terminated and be of no further force and effect. In addition, the creditors in respect of the Existing Credit Agreement shall have terminated and released all security interests in and Liens on the assets of the Borrower and its Subsidiaries created pursuant to any security documentation relating to the Existing Credit Agreement, and such creditors shall have returned all such assets to the Borrower or such Subsidiary. The Administrative Agent shall have received evidence satisfactory to it that the matters set forth in this Section 5.05 have been satisfied on such date.

                  5.06 Guaranties. On the Effective Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered a Subsidiaries Guaranty in the form of Exhibit G (as amended, modified or supplemented from time to time, the "Subsidiaries Guaranty"), and the Subsidiaries Guaranty shall be in full force and effect.

                  5.07 Outstanding Indebtedness; Preferred Stock. On the Effective Date and after giving effect to the consummation of the Transaction, the Borrower and its Subsidiaries shall have no outstanding Indebtedness which has a principal balance of $2,000,000 or more or Preferred Stock other than (i) Indebtedness pursuant to this Agreement, and (ii) the Scheduled Existing Indebtedness identified in Schedule VI hereto, which shall remain outstanding and in effect after giving effect to the consummation of the Transaction, with no defaults, events of default, breaches, required repayments, required offer to purchase or termination rights existing thereunder or arising as a result of the Transaction and the other transactions contemplated hereby. On and as of the Effective Date, the Administrative Agent shall be satisfied with the amount of and the terms and conditions of all Scheduled Existing Indebtedness and Preferred Stock described above in this Section 5.07.

                  5.08 Adverse Change; Governmental Approvals; etc. (a) On the Effective Date, nothing shall have occurred (and neither the Administrative Agent nor the Required Lenders shall have become aware of any facts or conditions not previously known) which the Administrative Agent or the Required Lenders shall determine has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                  (b) On or prior to the Effective Date, all necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the transactions contemplated by the Credit Documents and otherwise referred to herein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated by the Credit Documents. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the making of any Loan, issuance of any Letter of Credit or the consummation of the transactions contemplated by the Credit Documents.

                  5.09 Litigation. On the Effective Date, no litigation by any entity (private or governmental) shall be pending or threatened in writing with respect to this Agreement, any other Credit Document or any other documentation executed in connection herewith and therewith or the transactions contemplated hereby and thereby, or which the Administrative Agent or the Required Lenders shall determine has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                  5.10 Financial Statements. On or prior to the Effective Date, the Administrative Agent shall have received true and correct copies of the historical financial statements referred to in Section 7.05(a), which historical financial statements shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders.

                  5.11 Solvency Certificate; Leverage Ratio Certificate. On or prior to the Effective Date, the Administrative Agent shall have received (and be reasonably satisfied with):

                  (a) a solvency certificate from the chief financial officer or treasurer of the Borrower, in the form of Exhibit H, which shall be addressed to the Agents and the Lenders and dated the Effective Date, setting forth the conclusions that, after giving effect to the Transaction and the incurrence of all of the financings contemplated hereby, each of the Borrower and the Borrower and its Subsidiaries taken as a whole, is or are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, will not be left with unreasonably small capital with which to engage in its or their business and will not have incurred debts beyond its or their ability to pay such debts as they mature; and

                  (b) a certificate from the chief financial officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent, which shall be addressed to the Agents and the Lenders and dated the Effective Date, setting forth the Leverage Ratio as of the Effective Date together with such calculations as are reasonably required by the Administrative Agent in support thereof.

                  5.12 Fees, etc. On the Effective Date, all reasonable costs, fees and expenses (including, without limitation, legal fees and expenses) payable under the terms of this Agreement (or any letter or other agreement with the Agents) to the Agents and the Lenders shall have been paid to the extent due.

                  SECTION 6. Conditions Precedent to All Credit Events. The obligation of each Lender to make Loans (including Loans made on the Effective Date but excluding Mandatory Borrowings made thereafter, which shall be made as provided in Section 1.01(c)), and the obligation of an Issuing Lender to issue any Letter of Credit, is subject, at the time of each such Credit Event, to the satisfaction of the following conditions:

                  6.01 Effective Date. The Effective Date shall have occurred.

                  6.02 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  6.03 Notice of Borrowing; Letter of Credit Request. (a) Prior to the making of each Revolving Loan (excluding Swingline Loans), the Administrative Agent shall have received the notice required by Section 1.03(a). Prior to the making of each Swingline Loan, the Swingline Lender shall have received the notice required by Section 1.03(b)(i).

                  (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Issuing Lender shall have received a Letter of Credit Request meeting the requirements of Section 2.03.

                  The acceptance of the benefit of each Credit Event shall constitute a representation and warranty by the Borrower to the Agents and each of the Lenders that all the conditions specified in Section 5 (with respect to Credit Events on the Effective Date) and in this Section 6 (with respect to Credit Events to occur on or after the Effective Date) and applicable to such Credit Event have been satisfied as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in
Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.

                  SECTION 7. Representations, Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, the Borrower makes the following representations, warranties and agreements, in each case after giving effect to the occurrence of the Effective Date, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of each Credit Event on or after the Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects on and as of the Effective Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):

                  7.01 Corporate Status. The Borrower and each of its Subsidiaries (i) is a duly organized and validly existing corporation, limited liability company or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization or formation, (ii) has the corporate, limited liability company or partnership power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications, except for failures to be so qualified that, individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect.

                  7.02 Corporate Power and Authority. Each Credit Party has the corporate, limited liability company or partnership power and authority, as the case may be, to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate, limited liability company or partnership action, as the case may be, to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than Permitted Liens) upon any of the material properties or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate or Articles of Incorporation or By-Laws (or equivalent organizational documents) of the Borrower or any of its Subsidiaries.

                  7.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

                  7.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) (i) The audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year of the Borrower ended December 28, 2002, and the related consolidated statements of income, cash flows and shareholders' equity of the Borrower and its Subsidiaries for the fiscal year of the Borrower ended on such date, copies of which have been furnished to the Lenders prior to the Effective Date and (ii) the unaudited consolidated balance sheets of the Borrower and its Subsidiaries for the fiscal quarters of the Borrower ended on April 19, 2003 and July 12, 2003, and the related consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal quarters of the Borrower ended on such dates, copies of which have been furnished to the Lenders prior to the Effective Date, in each case, present fairly in all material respects the financial condition of the Borrower and its Subsidiaries at the date of such balance sheets and the results of the operations of the Borrower and its Subsidiaries for the periods covered thereby. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied (except, in the case of the aforementioned unaudited financial statements, for normal year-end audit adjustments and the absence of footnotes).

                  (b) After giving effect to the Transaction (but for this purpose assuming that the Transaction and the related financing had occurred prior to December 28, 2002), since December 28, 2002, there has been no condition or circumstance that, individually or in the aggregate with such other conditions or circumstances, has had, or could reasonably be expected to have, a Material Adverse Effect.

                  (c) On and as of the Effective Date, on a pro forma basis after giving effect to the Transaction and all other transactions contemplated by this Agreement and the other Credit Documents and to all Indebtedness (including the Loans) being incurred or assumed, with respect to each of the Borrower and the Borrower and its Subsidiaries taken as a whole, (x) the sum of its or their assets (including goodwill), at a fair valuation, will exceed its or their debts; (y) it or they have not incurred and do not intend to incur, nor believe that it or they will incur, debts beyond its or their ability to pay such debts as such debts mature; and (z) it or they will have sufficient capital with which to conduct its or their business. For purposes of this Section 7.05(c), "debt" means any liability on a claim and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  (d) Except as fully disclosed in the financial statements referred to in Section 7.05(a) or created by the transactions contemplated by this Agreement and the other Credit Documents, there were, as of the Effective Date, no material liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which would, under generally accepted accounting principles, be required to be disclosed on consolidated financial statements (or footnotes thereto) of the Borrower and its Subsidiaries if same had been prepared as of the Effective Date. In addition, as of the Effective Date, there are no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever not required to be disclosed in such financial statements in accordance with generally accepted accounting principles that, individually or in the aggregate, have had, or could reasonably be expected to have, a Material Adverse Effect.

                  7.06 Litigation. There are no actions, suits or proceedings pending or threatened in writing (i) with respect to any Credit Document or (ii) that, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect.

                  7.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to any Agent or any Lender (including, without limitation, all factual information contained in the Credit Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to any Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at the time such information was provided.

                  7.08 Use of Proceeds; Margin Regulations. (a) All proceeds of Loans shall be used (i) to repay all outstanding Indebtedness under the Existing Credit Agreement, (ii) to pay fees and expenses incurred in connection with the consummation of the Transaction and (iii) for the Borrower's and its Subsidiaries' ongoing working capital and general corporate purposes (including capital expenditures and acquisitions).

                  (b) Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of the Margin Regulations. At the time of each Credit Event and after giving effect thereto (including after giving effect to the application of proceeds therefrom), no more than 25% of the value of the assets of the Borrower, or of the Borrower and its Subsidiaries taken as a whole, constitutes Margin Stock.

                  7.09 Tax Returns and Payments. The Borrower and each of its Subsidiaries has timely filed or caused to be timely filed, on the due dates thereof or within applicable grace periods, with the appropriate taxing authority, all Federal, state, foreign and other material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the Borrower and its Subsidiaries. Each of the Borrower and each of its Subsidiaries has paid all taxes and assessments payable by it which have become due, other than those contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. There is no action, suit, proceeding, investigation, audit, or claim now pending or threatened in writing by any authority regarding any material taxes relating to the Borrower or its Subsidiaries. Neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

                  7.10 Compliance with ERISA. (a) Each Plan is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; to the knowledge of the Borrower, no Multiemployer Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans, exceeds $100,000,000; no Plan has an accumulated or waived funding deficiency, or has applied for an extension of any amortization period within the meaning of Section 412 of the Code; neither the Borrower nor any of its respective Subsidiaries nor any ERISA Affiliate has incurred any liability to or on account of a Plan and/or a Multiemployer Plan pursuant to Section 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; no condition exists which presents a risk to the Borrower or any of its Subsidiaries or any ERISA Affiliate of incurring a liability to or on account of a Plan and/or a Multiemployer Plan pursuant to the foregoing provisions of ERISA and the Code; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower, its Subsidiaries and its ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan ended prior to the date of the most recent Credit Event, could not reasonably be expected to have a Material Adverse Effect.

                  (b) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Neither the Borrower nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

                  7.11 Properties. The Borrower and each of its Subsidiaries has good and valid title to all properties owned by them, including all property reflected in the balance sheets referred to in Sections 7.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or otherwise as permitted hereunder), free and clear of all Liens other than Permitted Liens.

                  7.12 Subsidiaries. As of the Effective Date (i) Schedule IV sets forth the correct legal name of each Subsidiary of the Borrower, the direct and indirect (if any) owner of each such Subsidiary and whether each such Subsidiary is a Wholly-Owned Domestic Subsidiary, and (ii) the Borrower has no Subsidiaries other than those Subsidiaries listed on such Schedule IV.

                  7.13 Compliance with Statutes, etc. The Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as have not had, and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                  7.14 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  7.15 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  7.16 Environmental Matters. Except to the extent that any matter described below in this Section 7.16, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect,
(i) the Borrower and each of its Subsidiaries is in compliance with all applicable Environmental Laws and the requirements of any permits required under such Environmental Laws; (ii) there are no Environmental Claims pending or threatened in writing against the Borrower or any of its Subsidiaries or any Real Property presently or formerly owned, leased or operated by the Borrower or any of its Subsidiaries; and (iii) there are no facts, circumstances, or conditions relating to the past or present business or operations of the Borrower or any of its Subsidiaries (including the disposal of any wastes, hazardous substances or other materials), or to any Real Property at any time owned, leased, operated or occupied by the Borrower or any of its Subsidiaries that, to the knowledge of the Borrower after due inquiry, could reasonably be expected to (A) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such currently owned Real Property, or (B) to cause any such currently owned Real Property to be subject to any restriction on the ownership, occupancy, use or transferability of such Real Property by the Borrower or any of its Subsidiaries under any applicable Environmental Laws.

                  7.17 Labor Relations. Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or threatened in writing against any of them, before the National Labor Relations Board, and no material grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or threatened in writing against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or threatened in writing against the Borrower or any of its Subsidiaries and (iii) to the knowledge of the Borrower after due inquiry, no union representation proceeding pending with respect to the employees of the Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as have not had, and could not reasonably be expected to have, a Material Adverse Effect.

                  7.18 Patents, Licenses, Franchises and Formulas. The Borrower and its Subsidiaries own or have valid licenses to use all material patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and have obtained assignments of all leases and other rights of whatever nature, reasonably necessary for the present conduct of their business, without any known conflict with the rights of others except for such failures and conflicts which have not had, and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                  7.19 Scheduled Existing Indebtedness, etc. Schedule VI sets forth a true and complete list of all Indebtedness of the Borrower and each of its Subsidiaries which has a principal balance of $2,000,000 or more as of the Effective Date and which is to remain outstanding after giving effect to the Transaction (excluding the Loans and the Letters of Credit, the "Scheduled Existing Indebtedness"), in each case, showing the aggregate principal amount thereof and the name of the respective borrower and any Credit Party or any of its Subsidiaries which directly or indirectly guaranteed such debt and describing any security therefor.

                  SECTION 8. Affirmative Covenants. The Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings (in each case together with interest thereon), Fees and all other Obligations (other than indemnities described in Section 13.13 which are not then due and payable) incurred hereunder and thereunder, are paid in full:

                  8.01 Information Covenants. The Borrower will furnish to each
Lender:

                  (a) Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of each of the first three fiscal quarters in each fiscal year of the Borrower, (i) the consolidated balance sheets of the Borrower and its Subsidiaries, in each case, as at the end of such quarterly period and the related consolidated statements of income and retained earnings and consolidated statements of cash flows, in each case for such fiscal quarter and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and in each case, setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year, all of which shall be certified by the chief financial officer of the Borrower, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) management's discussion and analysis of the important operational and financial developments during the fiscal quarter and year-to-date periods (it being understood and agreed that the delivery of such management's discussion and analysis as contained in the Borrower's quarterly report on Form 10-Q shall satisfy the requirement contained in this clause
(ii)).

                  (b) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Borrower, (i) the consolidated balance sheets of the Borrower and its Subsidiaries, in each case, as at the end of such fiscal year and the related consolidated statements of income and retained earnings and consolidated statements of cash flows, in each case for such fiscal year setting forth comparative figures for the preceding fiscal year and certified (x) in the case of such consolidated financial statements, by PricewaterhouseCoopers LLP or such other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, and (y) in the case of such financial statements, by the chief financial officer of the Borrower together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing as a result of a violation of any of Sections 9.01(xii), 9.02(b), 9.02(c), 9.04, 9.05, 9.07, 9.08, and/or 9.09 or,
if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and (ii) management's discussion and analysis of the important operational and financial developments during such fiscal year (it being understood and agreed that the delivery of such management's discussion and analysis as contained in the Borrower's annual report on Form 10-K shall satisfy the requirement contained in this clause (ii)).

                  (c) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 8.01(a) and (b), a certificate of an Authorized Representative of the Borrower in the form of Exhibit J to the effect that, (i) to the best of such Authorized Representative's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Sections 9.01(xii), 9.07, 9.08 and 9.09 at the end of such fiscal quarter or year, as the case may be and (ii) there have been no changes since the Effective Date or, if later, since the date of the most recent certificate delivered pursuant to this Section 8.01(c)(ii), to Schedule IV to this Agreement or, if there have been any such changes, a list in reasonable detail of such changes and a certification that the Borrower and its Subsidiaries have taken all action required by Sections 8.10 with respect to any new Subsidiaries.

                  (d) Notice of Default or Litigation. Promptly, and in any event within three Business Days (or five Business Days in the case of following clause (ii)) after the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default, or (ii) any litigation or governmental investigation or proceeding pending or threatened in writing (x) against the Borrower or any of its Subsidiaries which has had, or could reasonably be expected to have, a Material Adverse Effect or (y) with respect to any Credit Document.

                  (e) Environmental Matters. Promptly upon, and in any event within ten Business Days after, the Borrower obtains knowledge thereof, notice of any of the following environmental matters occurring after the Effective Date, except to the extent that such environmental matters have not had, and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect:

                  (i) any Environmental Claim pending or threatened in writing against the Borrower or any of its Subsidiaries or any Real Property owned or operated or occupied by the Borrower or any of its Subsidiaries;

                  (ii) any condition or occurrence on or arising from any Real Property owned or operated or occupied by the Borrower or any of its Subsidiaries that (a) results in noncompliance by the Borrower or such Subsidiary with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property;

                  (iii) any condition or occurrence on any Real Property owned or operated or occupied by the Borrower or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower or such Subsidiary of such Real Property under any Environmental Law; and

                  (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated or occupied by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency.

                  All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower's or such Subsidiary's response thereto. In addition, the Borrower will provide the Lenders with copies of all material communications with any government or governmental agency and all material communications with any Person relating to any Environmental Claim of which notice is required to be given pursuant to this Section 8.01(e), and such detailed reports of any such Environmental Claim as may reasonably be requested by the Lenders; provided that, in any event, the Borrower shall deliver to the Administrative Agent all material notices received by the

Borrower or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA.

                  (f) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other information and reports, if any, which the Borrower or any of its Subsidiaries shall file with the Securities and Exchange Commission or any successor thereto (the "SEC") or deliver to holders of its Indebtedness (or any trustee, agent or other representative therefor) pursuant to the terms of the documentation governing such Indebtedness.

                  (g) Debt Rating. Promptly upon, and in any event within five Business Days after, an Authorized Representative of the Borrower obtains knowledge of any change by Moody's or S&P in any Debt Rating, notice of such change.

                  (h) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the Borrower or any of its Subsidiaries as the Administrative Agent or Lender may reasonably request in writing.

                  8.02 Books, Records and Inspections. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Lender to visit and inspect, after reasonable notice during regular business hours and under guidance of officers of the Borrower or such Subsidiary, any of the properties of the Borrower or such Subsidiary, and to examine the books of account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable advance notice and at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or such Lender may request.

                  8.03 Maintenance of Property; Insurance. The Borrower will, and will cause each of its Subsidiaries to, (i) keep all property necessary to the business of the Borrower and its Subsidiaries in good working order and condition, ordinary wear and tear excepted, and (ii) maintain insurance on all its property in at least such amounts and against at least such risks and with such deductibles or self-insured retentions as is consistent and in accordance with industry practice.

                  8.04 Corporate Franchises. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents used in its business; provided, however, that nothing in this Section 8.04 shall prevent (i) sales of assets, mergers or other transactions by or among the Borrower or any of its Subsidiaries in accordance with Section 9.02, (ii) the withdrawal by the Borrower or any of the Subsidiaries of its qualification as a foreign corporation or the failure to qualify as a foreign corporation in any jurisdiction which would not in any way materially and adversely affect the Lenders, and where such withdrawals, failures or amendments, as the case may be, have not had, and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (iii) the abandon-ment by the Borrower or any of its Subsidiaries of any rights, franchises, licenses and patents that the Borrower reasonably determines are not useful to or needed in its or their business, as the case may be.

                  8.05 Compliance with Statutes, etc. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as have not had, and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                  8.06 Compliance with Environmental Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all Environmental Laws applicable to the Borrower and its Subsidiaries (and the respective businesses conducted by them) and the ownership or use of any Real Property now or hereafter owned or operated by the Borrower or any of its Subsidiaries, and will within a reasonable time period pay or cause to be paid all costs and expenses incurred in connection with such compliance (except to the extent being contested in good faith). Furthermore, neither the Borrower nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any Real Property now or hereafter owned or operated or occupied by the Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property. Notwithstanding anything to the contrary contained above, the covenant contained above in this Section 8.06 shall only be violated if the aggregate effect of all failures and noncompliances with respect to the matters described above in this
Section 8.06 has had, or could reasonably be expected to have, a Material Adverse Effect.

                  8.07 ERISA. As soon as possible and, in any event, within 30 days after the Borrower or any of its Subsidiaries or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to the Administrative Agent, and the Administrative Agent shall promptly forward to each Lender, a certificate of an Authorized Representative of the Borrower setting forth details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, such Subsidiary, the ERISA Affiliate, the PBGC, or a Plan or Multiemployer Plan participant, or the Plan administrator with respect thereto: (i) that a Reportable Event has occurred; (ii) that an accumulated funding deficiency has been incurred or an application is likely to be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan and/or a Multiemployer Plan; (iii) that a Plan and/or Multiemployer Plan has been or is reasonably expected to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; (iv) that a Plan and/or a Multiemployer Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; (v) that proceedings are likely to be or have been instituted or notice has been given to terminate or appoint a trustee to administer a Plan and/or a Multiemployer Plan; (vi) that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan if material in amount; (vii) that the Borrower, any of its

Subsidiaries or any ERISA Affiliate will or is reasonably expected to incur any liability (including any indirect, contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan and/or Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan and/or Multiemployer Plan under Section 401(a)(29) of the Code which could reasonably be expected to have a Material Adverse Effect; or that the Borrower or any Subsidiary is reasonably expected to incur any liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) which liability, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Upon request, the Borrower will deliver to each of the Lenders a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of such annual reports and any material notices received by the Borrower or any of its Subsidiaries or any ERISA Affiliate with respect to any Plan and/or Multiemployer Plan and/or Foreign Pension Plan shall be delivered to the Lenders no later than 30 days after the date such report has been requested or such notice has been received by the Borrower, such Subsidiary or such ERISA Affiliate, as applicable. The Borrower and each of its applicable Subsidiaries shall ensure that all Foreign Pension Plans administered by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Affect.

                  8.08 End of Fiscal Years; Fiscal Quarters. The Borrower shall cause (i) each of its, and each of its Subsidiaries', fiscal years to end on the Saturday closest to December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on the date which is sixteen weeks after the last day of the previous fiscal year, twenty-eight weeks after the last day of the previous fiscal year, forty weeks after the last day of the previous fiscal year, or fifty-two weeks after the last day of the previous fiscal year.

                  8.09 Payment of Taxes. The Borrower will pay and discharge, or cause to be paid and discharged, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case on a timely basis and prior to the date on which penalties attach thereto and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Borrower or any of its Subsidiaries not otherwise permitted under Section 9.01(i); provided that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

                  8.10 Additional Subsidiary Guarantors. The Borrower agrees to cause each of its Wholly-Owned Domestic Subsidiaries that are acquired or created after the Effective Date to promptly (and in any event within 20 Business Days of such acquisition or creation) execute and deliver a counterpart of (or, if requested by the Administrative Agent, an assumption agreement or a Joinder Agreement in respect of) the Subsidiaries Guaranty.

                  8.11 Use of Proceeds. The Borrower will use the proceeds of the Loans only as provided in Section 7.08.

                  SECTION 9. Negative Covenants. The Borrower covenants and agrees that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings (in each case together with interest thereon), Fees and all other Obligations (other than indemnities described in Section 13.03 which are not then due and payable) incurred hereunder and thereunder, are paid in full:

                  9.01 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, filing, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                  (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles in the United States (or the equivalent thereof in any country in which a Foreign Subsidiary is doing business, as applicable);

                  (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Borrowers' or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens in existence on the Effective Date which are listed, and the property subject thereto described, in Schedule V, plus renewals, replacements and extensions of such Liens, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the Borrower or any of its Subsidiaries;

                  (iv) easements, rights-of-way, restrictions (including zoning restrictions), encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case whether now or hereafter in existence, not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

                  (v) Liens arising from the rights of lessors under operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

                  (vi) Liens arising out of the existence of judgments or awards not constituting an Event of Default under Section 10.08;

                  (vii) statutory and common law landlords' liens (or contractual landlords' liens which are limited solely to the leased premises which are the subject of such contract and fixtures thereon) under leases or subleases to which the Borrower or any of its Subsidiaries is a party;

                  (viii) any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted by this Agreement;

                  (ix) Liens (other than any Lien imposed by ERISA) incurred in the ordinary course of business of the Borrower or any of its Subsidiaries in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (x) Liens (x) to secure the performance by the Borrower or any of its Subsidiaries of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) and securing liability for premiums to insurance carriers or (y) to secure the performance by the Borrower or any of its Subsidiaries of leases of Real Property, to the extent incurred or made in the ordinary course of business consistent with past practices;

                  (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties in connection with the importation of goods; and

                  (xii)    Liens not otherwise permitted pursuant to this
         Section 9.01 which secure obligations otherwise permitted under this Agreement not exceeding, when added to the aggregate principal amount of unsecured Permitted Subsidiary Indebtedness at any time outstanding, $75,000,000 in aggregate principal amount at any time outstanding and which apply to property and/or assets with an aggregate fair market value (as determined in good faith by an Authorized Representative of the Borrower or the Board of Directors of the Borrower) not to exceed at any time 120% of the amount referred to above in this clause (xii).

                  9.02 Consolidations, Mergers, Sales of Assets and Acquisitions. (a) The Borrower will not, and will not permit any of its Subsidiaries to, consolidate or merge with or into any other Person, provided that the Borrower and its Subsidiaries may consolidate or merge with or into other Persons so long as (i) both before and immediately after giving effect thereto, no Specified Default or Event of Default shall have occurred and be continuing, (ii) in the case of any consolidation or merger involving the Borrower, the Borrower is the corporation surviving such consolidation or merger and (iii) in the case of any consolidation or merger involving a Subsidiary Guarantor, the Subsidiary Guarantor is the surviving Person unless the respective Subsidiary Guarantor is consolidating with or merging into the Borrower (in which case the Borrower will be the survivor thereof).

                  (b) The Borrower will not, and will not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily (any of the foregoing being referred to in this Section 9.02(b) as a "Disposition" and any series of related Dispositions constituting but a single Disposition), any of its properties or assets, tangible or intangible (including but not limited to sale, assignment, discount or other disposition of accounts, contract rights, chattel paper or general intangibles with or without recourse), provided that (A) such Dispositions shall be permitted if (i) such Disposition is in an arm's length transaction and the Borrower or its respective Subsidiary receives at least fair market value therefor (as determined in good faith by an Authorized Representative of the Borrower or the Board of Directors of the Borrower) and
(ii) the fair market value of the assets sold, conveyed, assigned, leased, abandoned or otherwise transferred or disposed of pursuant to any Disposition or Dispositions (as determined in good faith by an Authorized Representative of the Borrower or the Board of Directors of the Borrower), when added to the fair market value of the assets sold, conveyed, assigned, leased, abandoned or otherwise transferred or disposed of pursuant to all such other Disposition or Dispositions previously consummated after the Effective Date (as determined in good faith by an Authorized Representative of the Borrower or the Board of Directors of the Borrower), does not constitute more than 20% of the consolidated assets of the Borrower and its Subsidiaries as of the time of such Disposition (after giving effect thereto) and (B) the Borrower may make Dispositions to Subsidiary Guarantors and any Subsidiary Guarantor may make Dispositions to the Borrower or any other Subsidiary Guarantor.

                  (c) The Borrower will not, and will not permit any of its Subsidiaries to, consummate any Significant Acquisition unless (i) no Specified Default or Event of Default then exists or would result therefrom and (ii) the Borrower shall have delivered to the Administrative Agent an officer's certificate (together with reasonably detailed calculations) demonstrating compliance with the covenants contained in Sections 9.07, 9.08 and 9.09, for the period (each, a "Calculation Period") of four consecutive fiscal quarters (taken as one accounting period) most recently ended for which financial statements have been delivered (or were required to be delivered) pursuant to Section 8.01(a) or (b), as the case may be, prior to the date of such Significant Acquisition, on a pro forma basis as if the respective Significant Acquisition (as well as all other Dispositions and Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such recalculations shall show that such financial covenants would have been complied with if such Significant Acquisition (as well as all other Dispositions and Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period.

                  9.03 Dissolution, etc. The Borrower will not, and will not permit any of its Subsidiaries to, dissolve or liquidate, either in whole or in part, except (i) to the extent permitted by Section 9.02(a) and (ii) inactive Subsidiaries of the Borrower (i.e., Subsidiaries of the Borrower that do not conduct business) may be dissolved or liquidated from time to time so long as
(x) no Specified Default or Event of Default then exists or would result therefrom and (y) the Borrower determines that such dissolution or liquidation is not adverse to the interests of the Lenders.

                  9.04 Restricted Payments. The Borrower shall not declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its shareholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its shareholders, partners or members (or the equivalent Persons thereof) as the case may be, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in the Borrower if, in any case referred to above, either (i) any Specified Default or any Event of Default has occurred, is continuing or would result therefrom or (ii) an Event of Default would exist under Section 9.09 after giving effect to any such action described above in this Section 9.04, assuming for the purposes of this clause (ii) that any such payment, when taken together with all other actions described above in this Section 9.04 that have occurred after the last day of the most recently ended fiscal period for which financial statements have been delivered pursuant to Section 8.01(a) or (b), in each case, occurred on the last day of the most recently ended fiscal period for which financial statements have been delivered pursuant to Section 8.01(a) or
(b).

                  9.05 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except for (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents, (ii) Permitted Borrower Indebtedness,
(iii) Permitted Subsidiary Indebtedness, (iv) Permitted Subsidiary Guarantee Obligations and (v) Scheduled Existing Indebtedness to the extent the same is listed on Schedule VI, together with, in the case of this clause (v), any refinancings or renewals thereof, in each case so long as no additional obligors or guarantors, or additional security, is provided in connection with the respective renewal or refinancing and so long as the principal amount is not increased as a result thereof.

                  9.06 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into or be a party to a transaction with any Affiliate of the Borrower or any other Subsidiary of the Borrower, except for transactions between (i) the Borrower and any Subsidiary Guarantor, (ii) any Subsidiary Guarantor and any other Subsidiary Guarantor or
(iii) the Borrower or any Subsidiary of the Borrower on one hand and any Affiliate of the Borrower and/or any other Subsidiary of the Borrower on the other hand, so long as all such transactions referred to in this clause (iii) are entered into in good faith in the ordinary course of business consistent with past practice and on terms no less favorable to the Borrower or such Subsidiary of the Borrower than those that could have been obtained in a comparable transaction on an arm's length basis from an unrelated Person.

                  9.07 Maximum Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time to be greater than 2.50:1.00.

                  9.08 Minimum Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio on the last day of any fiscal quarter of the Borrower to be less than 4.50:1.00.

                  9.09 Minimum Tangible Net Worth. The Borrower will permit its Consolidated Tangible Net Worth on the last day of any fiscal quarter of the Borrower to be less than $450,000,000.

                  9.10 Business. The Borrower will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than substantially the same lines of business in which they are engaged on the Effective Date and reasonable extensions thereof and other businesses that are complimentary or reasonably related thereto.

                  9.11 Limitation on Certain Restrictions on Subsidiaries. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (x) pay dividends or make any other distributions on its Equity Interests or any other interest or participation in its profits owned by the Borrower or any of its Subsidiaries, or pay any Indebtedness owed to the Borrower or any of its Subsidiaries, (y) make loans or advances to the Borrower or any of its Subsidiaries or (z) transfer any of its properties or assets to the Borrower or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) in the case of the foregoing clauses (y) (solely to the extent such encumbrance or restriction only applies to loans or advances made by any such Subsidiary of the Borrower to other Subsidiaries of the Borrower, and not loans and advances to be made by any such Subsidiary to the Borrower) and
(z) of this Section 9.11, other Indebtedness permitted pursuant to Section 9.05,
(iv) holders of Permitted Liens may restrict the transfer of any assets subject thereto, (v) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or of any Subsidiary of the Borrower, and (vi) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or any of its Subsidiaries in the ordinary course of business.

                  9.12 Limitation on Issuance of Capital Stock. (a) The Borrower will not issue (i) any Preferred Stock other than (x) Qualified Preferred Stock or (y) Disqualified Preferred Stock so long as, on the date of any an issuance of Disqualified Preferred Stock, (I) no Specified Default or Event of Default then exists or would result therefrom and (II) the Borrower is in compliance with the covenants contained in Sections 9.07, 9.08 and 9.09 for the most recently ended Calculation Period, on a pro forma basis as if the respective issuance of Disqualified Preferred Stock (as well as all other issuances of Disqualified Preferred Stock theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period or
(ii) any redeemable common stock other than common stock that is redeemable at the sole option of the Borrower.

                  (b) The Borrower shall not permit any of its Subsidiaries to issue any Equity Interests (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except for issuances of non-redeemable common equity interests issued (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiaries, (iii) to qualify directors to the extent required by applicable law, and (iv) by newly created or acquired Subsidiaries in accordance with the terms of this Agreement.

                  SECTION 10. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  10.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any Unpaid Drawings or interest on any Loan or Note, or any Fees or any other amounts owing hereunder or thereunder; or

                  10.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  10.03 Covenants. The Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(d)(i), 8.08, 8.10 or Section 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or any Lender; or

                  10.04 Default Under Other Agreements. (i) The Borrower or any of its Subsidiaries shall default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace or cure, if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) the Borrower or any of its Subsidiaries shall default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (after giving effect to any grace or cure period, but determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity; or (iii) any Indebtedness (other than the Obligations) of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid (other than (x) by a regularly scheduled required prepayment or (y) as a mandatory prepayment (unless such required prepayment or mandatory prepayment results from a default thereunder or an event of the type that constitutes an Event of Default)), prior to the stated maturity thereof, provided that it shall not be a Default or Event of Default under this Section 10.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses
(i) through (iii), inclusive, is at least $25,000,000; or

                  10.05 Bankruptcy, etc. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries and the petition is not controverted within 10 days after service of summons, or is not dismissed within 60 days after service of summons, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries, or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries, or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  10.06 ERISA. (a) Any Plan and/or Multiemployer Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan and/or Multiemployer Plan shall have had or is likely to have a trustee appointed to administer such Plan and/or Multiemployer Plan pursuant to Section 4042 of ERISA, any Plan and/or Multiemployer Plan shall have been or is reasonably expected to be terminated or to be the subject of termination proceedings under Section 4042 of ERISA, any Plan and/or Multiemployer Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan, Multiemployer Plan and/or Foreign Pension Plan has not been timely made, the Borrower or any of its respective Subsidiaries or any ERISA Affiliate have incurred or is reasonably expected to incur a liability to or on account of a Plan and/or Multiemployer Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204
or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or 4980 of the Code, or the Borrower or any of its respective Subsidiaries have incurred or are reasonably expected to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) which provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA) or Foreign Pension Plans; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; (c) and in each case in clauses (a) and (b) above, such lien, security interest or liability, individually, or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect; or

                  10.07 Subsidiaries Guaranty. The Subsidiaries Guaranty or any provision thereof shall cease to be in full force or effect as to any Subsidiary Guarantor (unless such Subsidiary Guarantor is no longer a Subsidiary by virtue of liquidation, sale, merger or consolidation permitted by Section 9.02 or
Section 9.03), or any Subsidiary Guarantor (or Person acting by or on behalf of such Subsidiary Guarantor) shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiaries Guaranty, or any Subsidiary Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Subsidiaries Guaranty beyond any grace or cure period (if any) provided therefor; or

                  10.08 Judgments. One or more judgments or decrees shall be entered against the Borrower or any of its respective Subsidiaries involving in the aggregate for the Borrower and its respective Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days, and the aggregate amount of all such judgments exceeds $25,000,000; or

                  10.09 Change of Control. A Change of Control shall occur; then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of any Agent, any Lender or the holder of any Note to enforce its claims any Credit Party (provided that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result of which would occur upon the giving of such written notice by the Administrative Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any Facility Fees and other Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to the Borrower, it will pay) to the Administrative Agent at the Payment Office such additional amount of cash, to be held as security by the Administrative Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrower then outstanding; and (v) apply any cash collateral held for the benefit of the Lenders pursuant to Section 4.02 to repay outstanding Obligations.

                  SECTION 11. Definitions and Accounting Terms.

                  11.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Acquisition" shall mean the acquisition of all or any portion of the assets or all or any portion of the Equity Interests of any Person.

                  "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 12.09.

                  "Affiliate" shall mean, with respect to any Person, any other Person (including, for purposes of Section 9.06 only, all directors, officers and partners of such Person) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 9.06, an Affiliate of the Borrowers shall include any Person that directly or indirectly owns more than 5% of any class of the Equity Interests of the Borrower and any officer or director of the Borrower or any of its Subsidiaries. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary contained above, for purposes of Section 9.06, no Agent or Lender shall be deemed to constitute an Affiliate of the Borrower or its Subsidiaries in connection with the Credit Documents or its dealings or arrangements relating thereto.

                  "Agents" shall mean, collectively, the Administrative Agent, the Lead Arranger, the Syndication Agent and the Co-Documentation Agents.

                  "Aggregate Consideration" shall mean, with respect to any Acquisition, the sum (without duplication) of (i) the fair market value of the common stock of the Borrower (based on (x) the closing and/or trading price of the common stock of the Borrower on the date of such Acquisition on the stock exchange on which the common stock of the Borrower is listed or the automated quotation system on which the common stock is quoted, or (y) if the common stock of the Borrower is not listed on an exchange or quoted on a quotation system, the bid and asked prices of the common stock in the over-the-counter market at the close of trading or (z) if the common stock of the Borrower is not so listed, based on a good faith determination of an Authorized Representative of the Borrower or the Board of Directors of the Borrower) issued as consideration in connection with such Acquisition, (ii) the aggregate amount of all cash paid by the Borrower or any of its Subsidiaries in connection with such Acquisition (including payments of fees and costs and expenses in connection therewith),
(iii) the aggregate principal amount of all Indebtedness assumed, incurred and/or issued in connection with such Acquisition to the extent permitted by
Section 9.05, (iv) the aggregate amount that could reasonably be expected to be paid (based on good faith projections prepared by an Authorized Representative of the Borrower or the Board of Directors of the Borrower) pursuant to any earn-out, non-compete, consulting or deferred compensation or purchase price adjustment) for such Acquisition and (v) the fair market value (based on good faith projections prepared by an Authorized Representative of the Borrower or the Board of Directors of the Borrower) of all other consideration payable in connection with such Acquisition.

                  "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated, extended, renewed or replaced from time to time.

                  "Applicable Facility Fee Percentage" and "Applicable Margin" shall initially mean a percentage per annum equal to (A) in the case of the Applicable Facility Fee Percentage, 0.125% and (B) in the case of the Applicable Margin (x) with respect to Loans maintained as Base Rate Loans, 0.0% and (y) with respect to Loans maintained as Eurodollar Loans, 0.75%. From and after each day of delivery of any certificate in accordance with the first sentence of the following paragraph for any fiscal quarter or fiscal year, as the case may be, of the Borrower ending on or about January 3, 2004 or thereafter, indicating a different margin than that described in the immediately preceding sentence (each, a "Start Date"), to and including the applicable End Date described below, the Applicable Facility Fee Percentage and the Applicable Margins, shall (subject to any adjustment pursuant to the immediately succeeding paragraph) be that set forth below opposite the Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:


                         Applicable Margin for
                            Revolving Loans           Applicable Margin for
                        maintained as Base Rate    Revolving Loans maintained     Applicable Facility
Leverage Ratio         Loans and Swingline Loans       as Eurodollar Loans          Fee Percentage
--------------------------------------------------------------------------------------------------------
Equal to or less                  0.0%                        0.75%                     0.125%
than 1.00:1.00

--------------------------------------------------------------------------------------------------------

Greater than                      0.0%                        0.85%                      0.15%
1.00:1.00 but less
than or equal to
1.50:1.00

--------------------------------------------------------------------------------------------------------

Greater than                     0.05%                        1.05%                      0.20%
1.50:1.00 but less
than or equal to
1.75:1.00

--------------------------------------------------------------------------------------------------------

Greater than                     0.25%                        1.25%                      0.25%
1.75:1.00 but less
than or equal to
2.25:1.00

--------------------------------------------------------------------------------------------------------

Greater than                     0.45%                        1.45%                      0.30%
2.25:1.00

--------------------------------------------------------------------------------------------------------

                  The Leverage Ratio shall be determined based on the delivery of a certificate of the Borrower by an Authorized Representative of the Borrower to the Administrative Agent and the Lenders, within 45 days of the last day of any fiscal quarter of the Borrower (or 90 days in the case of the last fiscal quarter of any fiscal year of the Borrower), which certificate shall set forth the calculation of the Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date and the Applicable Facility Fee Percentage and the Applicable Margins which, in each case, shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences). The Applicable Facility Fee Percentage and the Applicable Margins so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the earlier of (x) the date on which the next certificate is delivered to the Administrative Agent and (y) the date which is 45 days (or 90 days in the case of the last fiscal quarter of any fiscal year of the Borrower) following the last day of the Test Period in which the previous Start Date occurred (such earliest date, the "End Date"), at which time, if no certificate has been delivered to the Administrative Agent (and thus commenc-ing a new Start Date), the Applicable Facility Fee Percentage and the Applicable Margins shall be those set forth in the table above determined as if the Leverage Ratio were equal to or greater than 2.25:1.00 (such Applicable Facility Fee Percentage and Applicable Margins as so determined, being collectively referred to herein as the "Highest Applicable Margins"). Notwithstanding anything to the contrary contained above in this definition, (i) the Applicable Facility Fee Percentage and the Applicable Margins shall be the Highest Applicable Margins (subject to further adjustment to the extent provided in Section 1.08(c)) at all times during which there shall exist any Default or Event of Default and (ii) prior to the date of delivery of the financial statements pursuant to Section 8.01(b) for the fiscal year of the Borrower ended on or about January 3, 2004, in no event shall the Applicable Facility Fee Percentage or the Applicable Margins be less than those described in the first sentence of this definition.

                  "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit I (appropriately completed).

                  "Attributable Debt" shall mean as of the date of determination thereof, without duplication, (i) in connection with a Sale and Leaseback Transaction, the net present value (discounted according to generally accepted accounting principles at the cost of debt implied in the lease) of the obligations of the lessee for rental payments during the then remaining term of any applicable lease, and (ii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with generally accepted accounting principles.

                  "Authorized Representative" shall mean, with respect to (i) delivering Notices of Borrowing, Notices of Conversion/Continuation, Letter of Credit Requests and similar notices, any person or persons that has or have been authorized by the Board of Directors of the Borrower to deliver such notices pursuant to this Agreement and that has or have appropriate signature cards on file with the Administrative Agent, the Swingline Lender and each Issuing Lender; (ii) delivering financial information and officer's certificates or making financial determinations pursuant to this Agreement, any financial officer of the respective Credit Party and (iii) any other matter in connection with this Agreement or any other Credit Document, any officer (or a person or persons so designated by any two officers) of the respective Credit Party.

                  "Bankruptcy Code" shall have the meaning provided in Section 10.05.

                  "Base Rate" shall mean the higher of (x) the Prime Lending Rate and (y) 1/2 of 1% in excess of the overnight Federal Funds Rate.


                  "Base Rate Loan" shall mean (i) each Swingline Loan and (ii) each Revolving Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrowing" shall mean the incurrence of (i) Swingline Loans by the Borrower from the Swingline Lender on a given date or (ii) one Type of Revolving Loan by the Borrower from all of the Lenders on a pro rata basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period; provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

                  "Calculation Period" shall have the meaning provided in
Section 9.02.

                  "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

                  "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, the District of Columbia or any foreign jurisdiction having capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause
(ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than one year after the date of acquisition by such Person, (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Section 9601 et seq.

                  "Change of Control" shall mean (i) any "Person" or "Group" (within the meaning of Sections 13(d) and 14(d) under the Exchange Act, as in effect on the Initial Borrowing Date) (other than the Permitted Holders) is or shall (A) be the "beneficial owner" (as so defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of 30% or more on a fully diluted basis of the voting and/or economic interest in the Borrower's capital stock or other Equity Interests or (B) have obtained the power (whether or not exercised) to elect a majority of the Borrower's directors or (ii) the Board of Directors of the Borrower shall cease to consist of a majority of Continuing Directors.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Co-Documentation Agents" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

                  "Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 13.04(b).

                  "Consolidated EBIT" shall mean, for any period, Consolidated Net Income for such period, before interest expense and provision for taxes based on income that were included and arriving at Consolidated Net Income for such period and without giving effect to (x) any extraordinary gains or losses and (y) any gains or losses from sales of assets other than inventory sold in the ordinary course of business.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all amortization of intangibles and depreciation, in each case that were deducted in arriving at Consolidated EBIT for such period. Furthermore, to the extent Consolidated EBITDA is determined (I) for any Test Period which ends prior to the last day of the fiscal quarter of the Borrower ending January 3, 2004, Consolidated EBITDA shall be adjusted by adding thereto (x) the amount, not to exceed $24,900,000, of the one-time non-cash charge taken by the Borrower in its fiscal quarter ended December 28, 2002 as a result of the writedown of goodwill and (y) the amount, not to exceed $26,600,000, of the one-time non-cash asset impairment charge taken by the Borrower in its fiscal quarter ended December 28, 2002 and (II) for any Test Period which ends prior to the last day of the fiscal quarter of the Borrower ending October 9, 2004, Consolidated EBITDA shall be adjusted by adding thereto the amount, not to exceed $44,000,000 in the aggregate, of the non-cash charge or charges taken as a result of the sale on April 24, 2003 of the Mrs. Smith's Bakeries frozen dessert business as a discontinued operation (to the extent otherwise permitted by FAS 141), solely, in the case of the each of the foregoing clauses (I) and (II), to the extent same were deducted in arriving at Consolidated EBIT for such period.

                  "Consolidated Indebtedness" shall mean, as at any date of determination and without duplication, (i) the aggregate stated balance sheet amount of all Indebtedness (but including in any event the then outstanding principal amount of all Loans, all Capitalized Lease Obligations and all Letter of Credit Outstandings) of the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with generally accepted accounting principles,

(ii) the aggregate outstanding amount of all Attributable Debt of the Borrower and its Subsidiaries at such time, and (iii) the aggregate amount of all Indebtedness of the Borrower determined in accordance with clause (ix) of the definition thereof; provided that (x) Indebtedness outstanding pursuant to trade payables and accrued expenses incurred in the ordinary course of business shall be excluded in determining Consolidated Indebtedness and (y) the items described in clauses (ii) and (iii) above shall be included notwithstanding any contrary treatment required by generally accepted accounting principles.

                  "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of Consolidated EBITDA for such period to Consolidated Interest Expense for such period.

                  "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, (x) that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period and (y) the product of (i) all dividends actually paid, whether paid in cash or in any other consideration during such period with respect to any Disqualified Preferred Stock, multiplied by (ii) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of the Borrower, expressed as a decimal; provided that there shall be excluded from Consolidated Interest Expense the amortization of any deferred financing costs to the extent same would otherwise have been included therein.

                  "Consolidated Net Income" shall mean, for any period, the net after tax income of the Borrower and its Subsidiaries determined on a consolidated basis; provided that in determining Consolidated Net Income (i) the net income of any Person that is not a Subsidiary of the Borrower or that is accounted for by the equity method of accounting shall be included only to the extent of the payment of dividends or disbursements by such Person to the Borrower of a Wholly-Owned Subsidiary of the Borrower during such period, (ii) the net income of any Subsidiary of the Borrower shall be excluded to the extent that the declaration or payment of dividends and disbursements by that Subsidiary of net income is not at the date of determination permitted by operation of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or its stockholders and (iii) the net income of any Person acquired by the Borrower or any of its Subsidiaries in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded.

                  "Consolidated Net Worth" shall mean, with respect to any Person, the Net Worth of such Person and its Subsidiaries determined on a consolidated basis after appropriate deduction for any minority interests in Subsidiaries; provided that, Consolidated Net Worth shall be determined (x) by adding thereto the effect of net repurchases by the Borrower of its treasury stock after the Effective Date (i.e. the amount by which the aggregate amount paid by the Borrower in respect of repurchases of its treasury stock after the Effective Date exceeds the aggregate proceeds received by the Borrower from sales of its treasury stock after the Effective Date) in an aggregate amount not to exceed $25,000,000, to the extent such net repurchases at such time have the effect of reducing Consolidated Net Worth and (y) by treating Disqualified Preferred Stock of the Borrower as Indebtedness and not as capital stock (or otherwise as a component of Net Worth or Consolidated Net Worth) regardless of any contrary treatment required by generally accepted accounting principles.

                  "Consolidated Tangible Net Worth" shall mean, as of the date of any determination, Consolidated Net Worth of the Borrower and its Subsidiaries on such date less the amount of all intangible items included therein, including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, brand names and write-ups of assets.

                  "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection or product warranties extended, in each case, in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing Directors" shall mean the directors of the Borrower on the Effective Date and each other director if such director's nomination for election to the board of directors of the Borrower is recommended by a majority of the then Continuing Directors or is recommended by a committee of the Board of Directors a majority of which is composed of the then Continuing Directors.

                  "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note and the Subsidiaries Guaranty and, after the execution and delivery thereof, each additional guaranty, assumption agreement and Joinder Agreement executed pursuant to Section 8.10.

                  "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

                  "Credit Party" shall mean the Borrower and each Subsidiary Guarantor.

                  "DBAG" shall mean Deutsche Bank AG, New York Branch, in its individual capacity.

                  "DBSI" shall mean Deutsche Bank Securities Inc., in its individual capacity.

                  "Debt Rating" shall mean, on any date, each of the Borrower's senior unsecured long-term Indebtedness rating and/or senior implied corporate rating (as available), in each case, as most recently publicly announced by Moody's and S&P.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

                  "Disposition" shall have the meaning provided in Section 9.02.

                  "Disqualified Preferred Stock" shall mean, collectively, (i) all Preferred Stock of the Borrower other than Qualified Preferred Stock and
(ii) all Preferred Stock of any Subsidiary of the Borrower (other than such Preferred Stock held by the Borrower or a Wholly-Owned Subsidiary thereof).

                  "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                  "Domestic Subsidiary" shall mean each Subsidiary of the Borrower that is incorporated under the laws of the United States, any State or territory thereof or the District of Columbia.

                  "Drawing" shall have the meaning provided in Section 2.05(b).

                  "Effective Date" shall have the meaning provided in Section 13.10.

                  "Eligible Transferee" shall mean and include a commercial bank, a financial institution, any fund that regularly invests in bank loans or other "accredited investor" (as defined in Regulation D of the Securities Act) but in any event excluding the Borrower and its Subsidiaries.

                  "End Date" shall have the meaning assigned that term in the definitions of "Applicable Facility Fee Percentage" and "Applicable Margins", contained herein.

                  "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

                  "Environmental Law" means any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on the Borrower or any of its respective Subsidiaries, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C.
Section 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C.
Section 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

                  "Equity Interest" of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) equity of such Person, including, without limitation, any common stock, preferred stock, any limited or general partnership interest and any limited liability company membership interest.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or any Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of
Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of the Borrower or any Subsidiary of the Borrower being or having been a general partner of such person.

                  "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Eurodollar Rate" shall mean with respect to each Interest Period for a Eurodollar Loan, (i) the arithmetic average (rounded to the nearest 1/100 of 1%) of the offered quotation to first-class banks in the New York interbank Eurodollar market by DBAG for U.S. dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan of DBAG for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 10:00 A.M. (New York time) on the Interest Determination Date for such Interest Period divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "Event of Default" shall have the meaning provided in Section 10.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Existing Credit Agreement" shall mean the Credit Agreement, dated as of March 26, 2001 among the Borrower, various lending institutions, SunTrust Bank, as syndication agent and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as administrative agent, as such Credit Agreement has been amended, modified or supplemented prior to the Effective Date.

                  "Existing Letters of Credit" shall have the meaning provided in Section 2.01(a).

                  "Facility Fee" shall have the meaning provided in Section 3.01(a).

                  "Facing Fee" shall have the meaning provided in Section
3.01(c).

                  "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

                  "Foreign Pension Plan" means any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiary residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "Foreign Subsidiary" shall mean, as to any Person, each Subsidiary of such Person which is not a Domestic Subsidiary.

                  "Guaranteed Obligations" shall mean the "Guaranteed Obligations" under, and as defined in, the Subsidiaries Guaranty.

                  "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing any level of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority under Environmental Laws.

                  "Highest Applicable Margins" shall have the meaning assigned that term in the definitions of "Applicable Facility Fee Percentage" and "Applicable Margin" contained herein.

                  "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (to the extent of the value of the respective property), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person, (vii) all obligations under any Interest Rate Protection Agreement, Other Hedging Agreement or under any similar type of agreement, (viii) all Attributable Debt of such Person and (ix) the greater of the aggregate liquidation value or the maximum fixed repurchase price of all Disqualified Preferred Stock, provided that, notwithstanding the foregoing, Indebtedness outstanding pursuant to trade payables and accrued expenses incurred in the ordinary course of business shall be excluded in determining Indebtedness.

                  "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

                  "Interest Period" shall have the meaning provided in Section 1.09.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

                  "Issuing Lender" shall mean DBAG (which for purposes of this definition also shall include any banking affiliate of DBAG) and any other Lender which at the request of the Borrower and with the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed) agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing Letters of Credit pursuant to Section 2. On the Effective Date the sole Issuing Lender is DBAG.

                  "Joinder Agreement" shall mean a Joinder Agreement substantially in the form of Exhibit K (appropriately completed).

                  "L/C Supportable Obligations" shall mean obligations of the Borrower or its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations, and all other obligations not otherwise prohibited by the terms of this Agreement.

                  "Lead Arranger" shall mean DBSI, in its capacity as Lead Arranger and Bookrunner.

                  "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                  "Lender" shall mean each financial institution listed on
Schedule I, as well as any Person which becomes a "Lender" hereunder pursuant to
Section 1.13 or 13.04(b).

                  "Lender Default" shall mean (i) the refusal (which has not been retracted) or the failure of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Lender having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01 or Section 2.

                  "Letter of Credit" shall have the meaning provided in Section 2.01(a).

                  "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(b).

                  "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and
(ii) the amount of all Unpaid Drawings.

                  "Letter of Credit Request" shall mean any request for the issuance of a Letter of Credit made by the Borrower pursuant to Section 2.03(a).

                  "Leverage Ratio" shall mean, at any date of determination, the ratio of Consolidated Indebtedness on such date to Consolidated EBITDA for the Test Period last ended on or prior to such date.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                  "Loan" shall mean each Revolving Loan and each Swingline Loan.

                  "Mandatory Borrowing" shall have the meaning provided in
Section 1.01(c).

                  "Margin Regulations" shall mean Regulation T, Regulation U and Regulation X.

                  "Margin Stock" shall have the meaning provided in Regulation
U.

                  "Material Adverse Effect" shall mean (i) a material adverse effect on the property, assets, nature of assets, operations, liabilities or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (ii) a material adverse effect (x) on the rights or remedies of the Administrative Agent or the Lenders under this Agreement or any other Credit Document or (y) on the ability of the Credit Parties taken as a whole to perform their obligations to the Administrative Agent or the Lenders under this Agreement or any other Credit Document.

                  "Maturity Date" shall mean October 24, 2006.

                  "Maximum Swingline Amount" shall mean $25,000,000.

                  "Minimum Borrowing Amount" shall mean (i) for Revolving Loans $1,000,000 and (ii) for Swingline Loans, $100,000.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate and each such plan for the five year period immediately following the latest date on which the Borrower, any Subsidiaries of the Borrower or any ERISA Affiliates maintained, contributed to or had an obligation to contribute to such plan.

                  "Net Worth" shall mean, as to any Person, the sum of its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other account which, in accordance with generally accepted accounting principles, constitutes stockholders' equity, provided that the sum of any treasury stock of such Person shall be deducted from Net Worth.

                  "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

                  "Note" shall mean each Revolving Note and the Swingline Note.

                  "Notice of Borrowing" shall have the meaning provided in
Section 1.03.

                  "Notice of Conversion/Continuation" shall have the meaning provided in Section 1.06.

                  "Notice Office" shall mean the office of the Administrative Agent located at 60 Wall Street, 11th Floor, New York, New York 10005-2858,
Attention: Belinda Wheeler, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "Obligations" shall mean all amounts owing to any Agent, any Issuing Lender or any Lender pursuant to the terms of this Agreement or any other Credit Document.

                  "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values.

                  "Participant" shall have the meaning provided in Section 2.04(a).

                  "Payment Office" shall mean the office of the Administrative Agent located at 90 Hudson Street, Fifth Floor, Jersey City, New Jersey 07302,
Attn: Nelson Lugaro, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Percentage" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Commitment of such Lender at such time and the denominator of which is the Total Commitment at such time, provided that if the Percentage of any Lender is to be determined after the Total Commitment has been terminated, then the Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

                  "Permitted Holders" shall mean the descendants of William H. Flowers, Sr. and members of their immediate families.

                  "Permitted Borrower Indebtedness" shall mean any Indebtedness incurred by the Borrower after the Effective Date, so long as (i) both before and immediately after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing, (ii) based on calculations made by an Authorized Representative of the Borrower, the Borrower and its Subsidiaries shall be in compliance with the financial covenant contained in Section 9.07, both immediately before and after giving effect to each incurrence of such Indebtedness and (iii) such Indebtedness (and any guarantees thereof) shall rank pari passu or junior to the Obligations hereunder and the Guaranteed Obligations.

                  "Permitted Liens" shall have the meaning provided in Section 9.01.

                  "Permitted Subsidiary Guarantee Obligations" shall mean any guarantee by a Subsidiary Guarantor of Permitted Borrower Indebtedness.

                  "Permitted Subsidiary Indebtedness" shall mean any Indebtedness incurred by any Subsidiary of the Borrower after the Effective Date (other than (x) the Guaranteed

Obligations and (y) Permitted Subsidiary Guarantee Obligations), so long as (i) both before and immediately after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing, (ii) based on calculations made by an Authorized Representative of the Borrower, the Borrower and its Subsidiaries shall be in compliance with the financial covenant contained in Section 9.07, both immediately before and after giving effect to each incurrence of such Indebtedness, (iii) such Indebtedness (and any guarantees thereof) shall rank pari passu or junior to the Obligations hereunder and the Guaranteed Obligations under (and as defined in) the Subsidiaries Guaranty, as the case may be, and (iv) the sum of (A) the aggregate principal amount of all Permitted Subsidiary Indebtedness plus (B) the aggregate principal amount of all Indebtedness (other than Permitted Subsidiary Indebtedness) secured by Liens permitted pursuant to Section 9.01(xii), shall not exceed at any time $75,000,000.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any single-employer plan, as defined in
Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of), the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate and each such plan for the five year period immediately following the latest date on which the Borrower, a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed or had an obligation to contribute to such plan.

                  "Preferred Stock" as applied to the capital stock of any Person, means capital stock of such Person of any class or classes (however designed) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of capital stock of any other class of such Person, and shall include any Qualified Preferred Stock.

                  "Prime Lending Rate" shall mean the rate which DBAG announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. DBAG may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Qualified Preferred Stock" means any Preferred Stock of the Borrower, the express terms of which shall provide that dividends thereon shall not be required to be paid in cash at any time that such cash payment would be prohibited by the terms of this Agreement or result in a Default or Event of Default hereunder, and in either case which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (including an event which would constitute a Change of Control), cannot mature and is not mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, and is not redeemable, or required to be repurchased, at the sole option of the holder thereof (including, without limitation, upon the occurrence of an event which would constitute a Change of Control), in whole or in part, on or prior to the first anniversary of the Maturity Date.

                  "Quarterly Payment Date" shall mean the last Business Day of each of March, June, September and December, occurring after the Effective Date.

                  "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Section 6901 et seq.

                  "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Register" shall have the meaning provided in Section 13.17.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Replaced Lender" shall have the meaning provided in Section 1.13.

                  "Replacement Lender" shall have the meaning provided in
Section 1.13.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27, or .28 of PBGC Regulation Section 4043.

                  "Required Lenders" shall mean Non-Defaulting Lenders, the sum of whose outstanding Commitments (or after the termination thereof, outstanding Revolving Loans and Percentage of Swingline Loans and Letter of Credit Outstandings) represent greater than 50% of the Total Commitment less the Revolving Loan Commitments of all Defaulting Lenders (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate Percentages of all Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

                  "Returns" shall have the meaning provided in Section 7.09.

                  "Revolving Loan" shall have the meaning provided in Section 1.01(a).

                  "Revolving Note" shall have the meaning provided in Section 1.05(a).

                  "S&P" shall mean Standard & Poor's Rating Services.

                  "Sale and Leaseback Transaction" shall mean any arrangement, directly or indirectly, whereby a seller or transferor shall sell or otherwise transfer any real or personal property and then or thereafter lease, or repurchase under an extended purchase contract, conditional sales or other title retention agreement, the same or similar property.

                  "Scheduled Existing Indebtedness" shall having the meaning provided in Section 7.19.

                  "SEC" shall have the meaning provided in Section 8.01(f).

                  "Section 4.04(b)(ii) Certificate" shall have the meaning provided in Section 4.04(b)(ii).

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Significant Acquisition" shall mean any Acquisition by the Borrower or any of its Subsidiaries involving an Aggregate Consideration of $100,000,000 or more.

                  "Specified Default" shall mean (x) any Default under Section
10.01 or 10.05 or (y) any Default under Section 10.03(ii) occurring as a result of the failure by the Borrower to deliver the financial statements within the time period required by Sections 8.01(a) or (b) (together with, in each case, the accompanying certification required by Section 8.01(c)).

                  "Start Date" shall have the meaning assigned that term in the definitions of "Applicable Facility Fee Percentage" and "Applicable Margin" contained herein.

                  "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

                  "Subsidiaries Guaranty" shall have the meaning provided in
Section 5.06.

                  "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% Equity Interest at the time.

                  "Subsidiary Guarantor" shall mean each Wholly-Owned Domestic Subsidiary of the Borrower.

                  "Swingline Expiry Date" shall mean the date which is five Business Days prior to the Maturity Date.

                  "Swingline Lender" shall mean DBAG.

                  "Swingline Loan" shall have the meaning provided in Section 1.01(b).

                  "Swingline Note" shall have the meaning provided in Section 1.05(a).

                  "Syndication Agent" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

                  "Tax Benefit" shall have the meaning set forth in Section 4.04(c).

                  "Taxes" shall mean all taxes, assessments, charges, duties, fees, levies or other governmental charges, including, without limitation, all Federal, state, local, foreign and other income, franchise, profits, capital gains, capital stock, transfer, sales, use, occupation, property, excise, severance, windfall profits, stamp, license, payroll, withholding and other taxes, assessments, charges, duties, fees, levies or other governmental charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest and shall include any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any person or other entity.

                  "Test Period" shall mean each period of four consecutive fiscal quarters then last ended, in each case taken as one accounting period.

                  "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Lenders.

                  "Total Unutilized Commitment" shall mean, at any time, an amount equal to the remainder of (i) the Total Commitment then in effect, less
(ii) the sum of the aggregate principal amount of Revolving Loans and Swingline Loans outstanding plus the then aggregate amount of Letter of Credit Outstandings.

                  "Transaction" shall mean, collectively, (i) the repayment of all outstanding loans and all other obligations (and the termination of all commitments) under the Existing Credit Agreement, (ii) the entering into of the Credit Documents on the Effective Date and (iii) the payment of all fees and expenses in connection with the foregoing.

                  "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "Unfunded Current Liability" of any Plan means the amount, if any, by which the actuarial present value of the accumulated benefits under the Plan as of the close of its most recent plan year each exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

                  "United States" and "U.S." shall each mean the United States of America.


                  "Unpaid Drawing" shall have the meaning provided for in
Section 2.05(a).

                  "Unutilized Commitment" with respect to any Lender, at any time, shall mean such Lender's Commitment at such time less the sum of (i) the aggregate outstanding principal amount of Revolving Loans made by such Lender and (ii) such Lender's Percentage of the Letter of Credit Outstandings at such time.

                  "Wholly-Owned Domestic Subsidiary" of any Person shall mean each Wholly-Owned Subsidiary of such Person which is also a Domestic Subsidiary.

                  "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% Equity Interest at such time.

                  "Withholding Taxes" shall have the meaning provided in Section 4.04(a).

                  SECTION 12. The Agents.

                  12.01 Appointment. The Lenders hereby designate (i) DBAG as Administrative Agent, (ii) DBSI as Lead Arranger, (iii) SunTrust Bank as Syndication Agent and (iv) each of Fleet National Bank, Harris Trust and Savings Bank and Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A., "RaboBank International", New York Branch, as Co-Documentation Agents, in each case to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, each Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

                  12.02 Nature of Duties. No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. No Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). The duties of each Agent shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                  12.03 Lack of Reliance on the Agents. Independently and without reliance upon any Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and its Subsidiaries and, except as expressly provided in this Agreement, no Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. No Agent nor any of its affiliates or any of its officers, directors, agents, or employees shall be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                  12.04 Certain Rights of the Agents. If any Agent shall request instructions from the Required Lenders with respect to any act or action (including any failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders; and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender or holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

                  12.05 Reliance. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by such Agent (which may be counsel for the Credit Parties).

                  12.06 Indemnification. To the extent any Agent is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify such Agent, in proportion to their respective "percentages" as used in determining the Required Lenders (determined as if there were no Defaulting Lenders), for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent in performing its duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

                  12.07 The Agent in its Individual Capacity. With respect to its obligation to make Loans and participate in Letters of Credit under this Agreement (if any), each Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include such Agent in its individual capacity. Each Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if they were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

                  12.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  12.09 Resignation by the Agents. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Lenders. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation, the Required Lenders shall, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed and shall not be required at any time when an Event of Default exists), appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company.

                  (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed and shall not be required at any time when an Event of Default exists), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

                  (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

                  (e) Each of the other Agents may resign from the performance of all of their respective functions and duties hereunder and/or under the other Credit Documents at any time by giving five Business Day's prior written notice to the Administrative Agent. Such resignation shall take effect at the end of such five Business Day period after the respective notice is given to the Administrative Agent.

                  (f)      Upon a resignation of any Agent pursuant to this
Section 12.09, such Agent shall remain indemnified to the extent provided in this Agreement and the other Credit Documents and the provisions of this Section 12 shall continue in effect for the benefit of such Agent for all of its actions and inactions while serving as an Agent.

                  12.10 Delivery of Information. The Administrative Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Administrative Agent from the Borrower, any Subsidiary of the Borrower, the Required Lenders, any Lender or any other Person under or in connection with this Agreement or any other Credit Document except (i) as specifically provided in this Agreement or any other Credit Document, (ii) the information provided to the Administrative Agent by the Borrower under Section 8.01 and (iii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Administrative Agent at the time of receipt of such request and then only in accordance with such specific request.

                  12.11 The Syndication Agent, the Co-Documentation Agents and the Lead Arranger. Notwithstanding any other provision of this Agreement or any provision of any other Credit Document, the Syndication Agent, each Co-Documentation Agent, and the Lead Arranger are named as such for recognition purposes only, and in their respective capacities as such shall have no powers, duties, responsibilities or liabilities with respect to this Agreement or the other Credit Documents or the transactions contemplated hereby and thereby; it being understood and agreed that (x) the Syndication Agent, each Co-Documentation Agent and the Lead Arranger shall be entitled to all indemnification and reimbursement rights in favor of "Agents" as provided for under Sections 12.06 and 13.01 and (y) the Agents shall have all approval rights specifically provided in this Agreement. Without limitation of the foregoing, none of the Syndication Agent, the Co-Documentation Agents or the Lead Arranger shall, solely by reason of this Agreement or any other Credit Documents, have any fiduciary relationship in respect of any Lender or any other Person.

                  SECTION 13. Miscellaneous.

                  13.01 Payment of Expenses, etc. The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of (x) the Administrative Agent and the Lead Arranger (including, without limitation, the reasonable fees and disbursements of White & Case LLP) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, (y) each of the Administrative Agent and the Lead Arranger in connection with its syndication efforts with respect to this Agreement and (z) each of the Administrative Agent and the Lead Arranger and, following and during the continuation of an Event of Default, each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel and consultants for the Administrative Agent and the Lead Arranger and, following and during the continuation of an Event of Default, for each of the Lenders) in each case promptly following receipt of a reasonably detailed invoice therefor; (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, documentary, transfer, sales and use, value added, excise and other similar taxes with respect to the foregoing matters and hold each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Agent and each Lender (including in its capacity as an Issuing Lender), and each of their respective officers, directors, employees, representatives, affiliates and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent or any Lender is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Borrower or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Borrower, any of its Subsidiaries, or any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)). To the extent that the undertaking to indemnify, pay or hold harmless any Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

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

                  13.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of all Credit Parties to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                  13.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrower, at the Borrower's address specified opposite its signature below; if to any other Credit Party, at such Credit Party's address set forth in the Subsidiaries Guaranty; if to any Lender, at its address specified on Schedule II below; and if to the Administrative Agent, at the Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent and the Borrower shall not be effective until received by the Administrative Agent or the Borrower, as the case may be.

                  13.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of all of the Lenders and, provided further, that although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitment hereunder except as provided in
Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, provided further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Revolving Loan or Note or extend the expiry date of any Letter of Credit beyond the Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof) or (ii) consent to the assignment or transfer by the Borrower of any of their rights and obligations under this Agreement. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

                  (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitment and related outstanding Obligations hereunder (or, if the Commitments have terminated, its outstanding Obligations) to (i)(A) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (B) to one or more other Lenders or any affiliate of such Lender which is at least 50% owned by such other Lender or its parent company or (ii) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of any Lender or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $2,500,000 in the aggregate for the assigning Lender or assigning Lenders, of such Commitments and related outstanding Obligations hereunder (or, if the Commitments have terminated, its outstanding Obligations) to one or more Eligible Transferees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that (i) at such time Schedule I shall be deemed modified to reflect the Commitment of such new Lender and of the existing Lenders, (ii) at the request of the assignee Lender, and upon surrender of the relevant Revolving Notes or the provision of a customary lost note indemnification agreement from the assignor or assignee Lender, as the case may be, new Revolving Notes will be issued, at the Borrowers' expense, to such new Lender and to the assigning Lender, such new Revolving Notes to be in conformity with the requirements of
Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments, (iii) the consent of the Administrative Agent, each Issuing Lender and, at any time when no Default or Event of Default is in existence, the Borrower shall be required in connection with any such assignment pursuant to clause (y) above (each of which consents shall not to be unreasonably withheld or delayed), and (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500 and, provided further, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 13.17 hereof. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments and related assigned Obligations (it being understood that, in the event that an assigning Lender assigns all of its Commitments and related outstanding Obligations hereunder, the indemnification provisions under this Agreement (including, without limitation, Section 1.10, 1.11, 2.06, 4.04,

13.01 and 13.06) shall, in any event, survive as to such assigning Lender). At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under
Section 1.10, 1.11, 2.06 or 4.04 greater than those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such greater increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                  (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with prior notification to the Administrative Agent (but without the consent of either the Borrower or the Administrative Agent), any Lender which is a fund may pledge all or any portion of its Notes or Loans to its trustee or to a collateral agent providing credit or credit support to such Lender in support of its obligations to its trustee or such collateral agent, as the case may be. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

                  13.05 No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and any Agent, any Issuing Lender or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Agent, any Issuing Lender or any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent, any Issuing Lender or any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

                  13.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Facility Fees or other Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the Borrower to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

                  13.07 Calculations; Computations. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders), provided that except as otherwise specifically provided herein, all computations of the Applicable Facility Fee Percentage and the Applicable Margin, and all computations and all definitions (including accounting terms) used in determining compliance with Sections 9.07, 9.08 and 9.09, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements referred to in Section 7.05(a).

                  (b) All computations of interest on Eurodollar Loans and computations of Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. All computations of interest on Base Rate Loans shall be made on the basis of a year of 365/366 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

                  13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY

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SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR
CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

                  (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                  13.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which (i) the Borrower, each Lender and each Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Administrative Agent at the Notice Office or, in the case of the Lenders, shall have given the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that same has been signed and mailed to it and (ii) the conditions contained in Section 5 are met to the satisfaction of the Administrative Agent and the Required Lenders. Unless the Administrative Agent has received actual notice from the Required Lenders that the conditions contained in Section 5 have not been met to its reasonable satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Section 5). The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

                  13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  13.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected thereby in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note, or extend the stated maturity of, or any reimbursement obligation under, any Letter of Credit beyond the Maturity Date, or reduce the rate or extend the time of payment of interest or Fees (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) shall not constitute a reduction in the rate of interest or Fees for the purposes of this clause (i)), or reduce the principal amount thereof, or reduce any reimbursement obligations under any Letter of Credit, (ii) amend, modify or waive any provision of this Section 13.12 (except for technical amendments with respect to additional extensions of credit under this Agreement of the type which afford the protections to such additional extensions of credit provided to the Commitments on the Effective Date), (iii) reduce the percentage specified in the definition of Required Lenders (it being understood and agreed that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Commitments are included on the Effective Date) or (iv) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (1) increase the Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood and agreed that waivers or modifications of conditions precedent, covenants (including, without limitation, by means of modifications to the financial definitions or modifications in the method of calculation of any financial covenants), Defaults or Events of Default or of a mandatory reduction in the Total Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (2) without the consent of the respective Issuing Lender or Issuing Lenders, amend, modify or waive any provision of Section 2 with respect to Letters of Credit issued by it or alter its rights or obligations with respect to Letters of Credit, (3) without the consent of the Swingline Lender, amend, modify or waive any provision of Sections 1.01(b) and
(c) or alter its rights and obligations with respect to Swingline Loans or (4) without the consent of each Agent affected thereby, amend, modify or waive any provision of Section 12 as same applies to such Agent or any other provision as same relates to the rights or obligations of such Agent.

                  (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (iv), inclusive, of the first proviso to
Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Commitment in accordance with Sections 3.02(b) and/or 4.01(b), provided that, unless the Commitments are terminated, and Loans repaid, pursuant to the preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause
(B) the Required Lenders (determined before giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrower shall not have the right to replace a Lender, terminate its Commitment or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).

                  13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.06, 4.04, 12.06, 13.01 and 13.06
shall, subject to Section 13.15 (to the extent applicable) survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.

                  13.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.06 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

                  13.15 Limitation on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Sections 1.10, 1.11, 2.06 or 4.04 of this Agreement, unless a Lender gives notice to the Borrower that they are obligated to pay an amount under any such Section within 180 days after the later of (x) the date the Lender incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.06 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 180 days prior to such Lender giving notice to the Borrowers that it is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11, 2.06 or 4.04, as the case may be. This Section 13.15 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.06 and 4.04.

                  13.16 Confidentiality. (a) Subject to the provisions of clause
(b) of this Section 13.16, each Lender agrees that it will not disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender) any information with respect to the Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Borrower to the Lenders in writing as confidential, provided that any Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) to any Agent, and (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender, provided that such prospective transferee agrees to be subject to the provisions contained in this
Section 13.16.

                  (b) The Borrower hereby acknowledges and agrees that each Lender may share with any of its Affiliates any information related to the Borrower or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Borrower and its Subsidiaries), provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender.

                  (c) No Agent, Lender, any of their respective affiliates or the Borrower provide accounting, tax or legal advice. Notwithstanding anything provided herein, or in any other agreement or document relating to the transactions contemplated by this Agreement, each Agent, each Lender and the Borrower hereby agree and acknowledge that the Borrower and each Agent and each Lender (and each of their employees, representatives or other agents) are authorized to disclose to any and all persons, beginning immediately upon commencement of their discussions concerning the transactions contemplated by this Agreement and without limitation of any kind, the tax treatment and tax structure of such transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Borrower, any Agent or any Lender relating to such tax treatment and tax structure, except (i) to the extent that such disclosure is subject to restrictions reasonably necessary to comply with securities laws and (ii) that, with respect to any such materials that contain information relating to the tax treatment or tax structure of the transaction as well as other information, the authorization to disclose under this paragraph (c) shall apply only to such portions of such materials that describe, or may be relevant to an understanding of, such tax treatment or tax structure. In this regard, each Agent, each Lender and the Borrower acknowledge and agree that disclosure of the tax treatment and tax structure of the transactions contemplated by this Agreement has not been and is not limited in any manner by an express or implied understanding or agreement (whether oral or written, and whether or not such understanding or agreement is legally binding), except to the extent that such disclosure is subject to restrictions reasonably necessary to comply with securities laws. For purposes of this authorization, "tax treatment" means the purported or claimed U.S. federal income tax treatment of the transaction, and "tax structure" means any fact that may be relevant to understanding the purported or claimed U.S. federal income tax treatment of the transaction. This paragraph is intended to reflect the understanding of each Agent, each Lender and the Borrower that the transactions contemplated by this Agreement have not been offered under "conditions of confidentiality" as that phrase is used in Treasury Regulation Sections 1.6011-4(b)(3)(i) and 301.6111-2(c)(i), and shall be interpreted in a manner consistent therewith. Nothing herein is intended to imply that any Agent, any Lender or the Borrower has made or provided to, or for the benefit of, the other any oral or written statement as to any potential U.S. federal tax consequences that are related to, or may result from, the transactions contemplated by this Agreement.

                  13.17 Register. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 13.17, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Revolving Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Revolving Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Revolving Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Revolving Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Revolving Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Revolving Loan, and thereupon one or more new Revolving Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 13.17.

                                     * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

1919 Flowers Circle                         FLOWERS FOODS, INC.
Thomasville, GA 31757

Telephone: (229) 226-9110                   By: /s/ Jimmy M. Woodward
Facsimile: (229) 225-3808                       --------------------------------
Attention: Secretary and General Counsel        Title: Senior Vice President and
                                                       Chief Financial Officer

                                            DEUTSCHE BANK AG, NEW YORK BRANCH,
                                                Individually and
                                                as Administrative Agent

                                            By: /s/ Belinda Wheeler
                                                --------------------------------
                                                Title: Vice President

                                            By: /s/ Frederick W. Laird
                                                --------------------------------
                                                 Title: Managing Director

                                            DEUTSCHE BANK SECURITIES INC.,
                                                as Lead Arranger and Book Runner

                                            By: /s/ Robert W. Hevner
                                                --------------------------------
                                                Title: Managing Director

                                            By: /s/ Jeff Ogden
                                                --------------------------------
                                                Title: Managing Director

                                            SUNTRUST BANK, Individually and as
                                                Syndication Agent

                                            By: /s/ Michel Odermatt
                                                --------------------------------
                                                Title:  Director

                                            FLEET NATIONAL BANK, Individually
                                                and as Co-Documentation Agent

                                            By: /s/ Ravi Kacker
                                                --------------------------------
                                                Title: Director

                                            HARRIS TRUST AND SAVINGS BANK,
                                                Individually and as Co-
                                                Documentation Agent

                                            By: /s/ William R. Corya
                                                --------------------------------
                                                Title: Vice President

                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                                BOERENLEEN BANK, B.A., "RABOBANK
                                                INTERNATIONAL", NEW YORK BRANCH,
                                                Individually and as Co-
                                                Documentation Agent

                                            By: /s/ Theodore Cox
                                                --------------------------------
                                                Title: Executive Director

                                            By: /s/ Edward J. Peyser
                                                --------------------------------
                                                Title: Managing Director

                                            COBANK, ACB

                                            By: /s/ Brian J. Klatt
                                                --------------------------------
                                                Title: Senior Vice President

                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            By: /s/ Lee E. Greve
                                                --------------------------------
                                                Title: First Vice President

                                            FARM CREDIT SERVICES OF AMERICA, PCA

                                            By: /s/ Bruce P. Rouse
                                                --------------------------------
                                                Title: Vice President

                                            U.S. AGBANK, FCB

                                            By: /s/ Greg E. Somerhalder
                                                --------------------------------
                                                Title: Vice President

                                            AGFIRST FARM CREDIT BANK

                                            By: /s/ Steve McClam
                                                --------------------------------
                                                Title: Vice President

                                            GREENSTONE FARM CREDIT SERVICES,
                                                FLCA/ACA

                                            By: /s/ Alfred S. Compton, Jr.
                                                -------------------------------
                                                Title: VP/ Sr. Lending Officer

                                            REGIONS BANK

                                            By: /s/ James W. Newport
                                                --------------------------------
                                                Title: Senior Vice President

                                            COMERICA BANK

                                            By: /s/ Richard Hampson
                                                --------------------------------
                                                Title: Vice President

                                            BANK HAPOLIM B.M.

                                            By: /s/ Marc Bosc
                                                --------------------------------
                                                Title: Vice President

                                            CHEVY CHASE BANK, FSB

                                            By: /s/ Brian J. Klatt
                                                --------------------------------
                                                Title: Senior Vice President

                                            NORTHERN TRUST COMPANY

                                            By: /s/ John C. Canty
                                                --------------------------------
                                                Title: Vice President

                                                                      SCHEDULE I

                                   COMMITMENTS

                          Lender                                    Commitment
                          ------                                    ----------
Deutsche Bank AG, New York Branch                                  $ 11,250,000

SunTrust Bank                                                      $ 10,250,000

Fleet National Bank                                                $ 10,250,000

Harris Trust and Savings Bank                                      $ 10,250,000

Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A.,             $ 10,250,000
"RaboBank International", New York Branch

CoBank, ACB                                                        $ 10,250,000

Credit Lyonnais New York Branch                                    $ 10,250,000

Farm Credit Services of America, PCA                               $ 10,250,000

U.S. AgBank, FCB                                                   $ 10,250,000

AgFirst Farm Credit Bank                                           $ 10,250,000

GreenStone Farm Credit Services, FLCA/ACA                          $ 10,250,000

Regions Bank                                                       $ 10,250,000

Comerica Bank                                                      $  8,000,000

Bank Hapoalim B.M.                                                 $  6,000,000

Chevy Chase Bank, FSB                                              $  6,000,000

Northern Trust Company                                             $  6,000,000

Total                                                              $150,000,000
                                                                   ============

                                                                     SCHEDULE II

                                LENDER ADDRESSES

Lender                                Address

Deutsche Bank AG, New York Branch     60 Wall Street
                                      New York, NY 10005
                                      Telephone: (212) 250-8372
                                      Facsimile: (212) 797-4344
                                      Attention: Belinda Wheeler
                                      E-mail: belinda.wheeler@db.com

SunTrust Bank                         303 Peachtree Street- N.E., 3rd Floor
                                      Atlanta, GA 30308
                                      Telephone: (404) 724-3163
                                      Facsimile: (404) 230-5305
                                      Attention: Doug O'Bryan
                                      E-mail: douglas.o'bryan@suntrust.com

Fleet National Bank                   100 Federal Street
                                      Boston, MA 02110
                                      Telephone: (617) 434-4708
                                      Facsimile: (617) 434-0637
                                      Attention: Ravi Kacker
                                      E-mail: ravi_kacker@fleet.com

Harris Trust and Savings Bank         111 W. Monroe Street- 20th Floor West
                                      Chicago, IL 60603
                                      Telephone: (312) 461-3519
                                      Facsimile: (312) 765-8095
                                      Attention: William R. Corya
                                      E-mail: william.corya@harrisnesbitt.com

Cooperatieve Centrale Raiffeisen-     1201 W. Peachtree Street- Suite 3450
Boerenleenbank B.A., "RaboBank        Atlanta, GA 30309
International", New York Branch       Telephone: (404) 877-9114
                                      Facsimile: (404) 877-9150
                                      Attention: Melissa Ayala
                                      E-mail: melissa.ayala@rabobank.com

CoBank, ACB                           5500 S. Quebec Street
                                      Greenwood Village, CO 80111
                                      Telephone: (303) 740-4197
                                      Facsimile: (303) 740-4366
                                      Attention: S. Richard Dill
                                      E-mail: rdill@cobank.com

Lender                                Address

Credit Lyonnais New York Branch       227 W. Monroe Street- Suite 3800
                                      Chicago, IL 60606
                                      Telephone: (312) 220-7302
                                      Facsimile: (312) 641-0527
                                      Attention: Julie Kanak
                                      E-mail: julie.kanak@clamericas.com

Farm Credit Services of America, PCA  5015 S. 118th Street
                                      Omaha, NE 68137
                                      Telephone: (402) 348-3262
                                      Facsimile: (402) 348-3324
                                      Attention: Jennifer Witt
                                      E-mail: wittj@fcsamerica.com

U.S. AgBank, FCB                      245 N. Waco 67202
                                      P.O. Box 2940
                                      Wichita, KS 67201-2940
                                      Telephone: (316) 266-5283
                                      Facsimile: (316) 291-5011
                                      Attention: Greg Somerhalder
                                      E-mail: greg.somerhalder@usagbank.com

AgFirst Farm Credit Bank              1401 Hampton Street
                                      Columbia, SC 29201
                                      Telephone: (803) 753-2221
                                      Facsimile: (803) 254-4219
                                      Attention: John W. Burnside, Jr.
                                      E-mail: jburnside@agfirst.com

GreenStone Farm Credit Services,      1760 Abbey Road- Suite 200
FLCA/ACA                              East Lansing, MI 48823
                                      Telephone: (517) 318-4128
                                      Facsimile: (517) 318-1240
                                      Attention: Al Compton
                                      E-mail: acompto@greenstonefcs.com

Regions Bank                          333 W. Broad Avenue
                                      Albany, GA 30701
                                      Telephone: (229) 432-8460
                                      Facsimile: (229) 432-8004
                                      Attention: James W. Newport
                                      E-mail: jim.newport@regions.com

Lender                                Address

Comerica Bank                         P.O. Box 75000
                                      Detroit, MI 48275-3279
                                      Telephone: (313) 222-3463
                                      Facsimile: (313) 222-3330
                                      Attention: Richard C. Hampson
                                      E-mail: richard_c_hampson@comerica.com

Bank Hapoalim B.M.                    1177 Avenue of the Americas
                                      New York, NY 10036
                                      Telephone: (212) 782-2181
                                      Facsimile: (212) 782-2382
                                      Attention: Marc Bosc
                                      E-mail: mbosc@hapoalim.com

Chevy Chase Bank, FSB                 7501 Wisconsin Avenue- 12th Floor
                                      Bethesda, MD 20814
                                      Telephone: (240) 497-7776
                                      Facsimile: (240) 497-7718
                                      Attention: Dory Halati
                                      E-mail: dxhalati@chevychasebank.net

Northern Trust Company                50 South LaSalle
                                      Chicago, IL 60675
                                      Telephone: (312) 444-7729
                                      Facsimile: (312) 444-7028
                                      Attention: John C. Canty
                                      E-mail: jc92@ntrs.com

FLOWERS FOODS, INC.
SCHEDULE III
EXISTING LETTERS OF CREDIT
AS OF 10/23/2003

ISSUING LENDER                               APPLICANT              BENEFICIARY                          EXPIRY DATE   STATED AMOUNT
--------------                               ---------              -----------                          -----------   -------------
DEUTSCHE BANK TRUST COMPANY AMERICAS         Flowers Foods, Inc.    Pacific Employers Ins. Co., etal.    3/26/2004      4,353,341.00
(f/k/a Bankers Trust Company)
                                             Flowers Foods, Inc.    Travelers                            3/22/2004         2,450,000
                                                                                                                        ------------
TOTAL LETTERS OF CREDIT                                                                                                 6,803,341.00
                                                                                                                        ============

                        SCHEDULE IV TO CREDIT AGREEMENT

                             CORPORATE STRUCTURE OF
                             FLOWERS FOODS, INC.(1)

                                                           Original Date of   Conversion Date of    State of       Other Qualified
                           ENTITY                            Organization        Organization      Organization         States
                           ------                          ----------------   ------------------   ------------   ----------------
FLOWERS FOODS, INC.                                            10/19/00                                (GA)
  S - Flowers Finance, LLC                                     03/23/01                                (DE)
  S - Flowers Baking Co. of Batesville, Inc. (f/k/a            10/25/02                                (AR)               MO
      Ideal Baking Company, LLC)
           p - Batesville, Arkansas
  S - Flowers Foods Bakeries Group, LLC (f/k/a                 05/27/98            12/30/00            (GA)
      Flowers Bakeries, LLC)
      ss - Flowers Bakeries Brands, Inc.                       12/21/00                                (DE)
      ss - Flowers Baking Co. of Florida, LLC (h)              01/07/77            12/27/00            (FL)
           sss -Flowers Baking Co. of Miami, LLC               08/05/77            12/27/00            (FL)
                     p - Miami, Florida
           sss -Flowers Baking Co. of Jacksonville, LLC        01/03/77            12/27/00            (FL)             GA, SC
                     p - Jacksonville, Florida
           sss -Flowers Baking Co. of Bradenton, LLC           10/30/84            12/27/00            (FL)
                     p - Bradenton, Florida
      ss - Flowers Baking Co. of Thomasville, LLC              06/30/78            12/30/00            (GA)             AL, FL
               p - Thomasville, Georgia
      ss - Flowers Baking Co. of Villa Rica, LLC               11/23/93            12/30/00            (GA)             AL, TN
               p - Villa Rica, Georgia
      ss - Table Pride, LLC (i)                                05/30/89            12/30/00            (GA)
               p. - Chamblee, Georgia
      ss - Flowers Baking Co. of Opelika, LLC                  06/28/78            12/30/00            (AL)               GA
               p - Opelika, Alabama
           sss -Bailey Street Bakery, LLC                      10/22/96            12/30/00            (AL)               GA
                p - Atlanta, Georgia
      ss - Flowers Baking Co. of Tucker, LLC (f/k/a            11/30/74            12/30/00            (GA)
           Flowers Bakery of Tucker, LLC) (f/ka Mrs.
           Smith's Bakery of Tucker, LLC) (fka European
           Bakers, LLC)
               p - Tucker, Georgia
      ss - Flowers Baking Co. of Tuscaloosa, LLC (f/k/a        11/12/46            12/30/00            (AL)             MS, TN
           Hardin's Bakery, LLC)
               p - Tuscaloosa, Alabama
      ss - Flowers Baking Co. of Lafayette, LLC (f/k/a         02/12/76            12/28/00            (LA)
           Huval Bakery, LLC)
               p - Lafayette, Louisiana
           sss -   Flowers Baking Co. of New Orleans,          09/22/57            12/28/00            (LA)             AL, MS
               LLC (f/k/a    Bunny Bread, LLC)
                   p - New Orleans, Louisiana
               ssss -   Flowers Baking Co. of Baton            07/20/87            12/28/00            (LA)               MS
                        Rouge, LLC
                        p - Baton Rouge, Louisiana

----------------
(1) All subsidiaries (other than El Paso Baking Co. de Mexico, S.A. de C.V.) are "Wholly-Owned Domestic Subsidiaries" as that term is defined in the Credit Agreement to which this Schedule IV is attached.

                                                           Original Date of   Conversion Date of    State of       Other Qualified
                           ENTITY                            Organization        Organization      Organization         States
                           ------                          ----------------   ------------------   ------------   ----------------
      ss - Flowers Baking Co. of Jamestown, LLC                07/02/84            12/22/00            (NC)               SC
               p - Jamestown, North Carolina
      ss - Franklin Baking Company, LLC                        01/30/98            12/22/00            (NC)               SC
               p - Goldsboro, NC
      ss - Flowers Baking Co. of Lynchburg, LLC                12/13/77            12/30/00            (VA)
               p - Lynchburg, Virginia
      ss - Flowers Baking Co. of Norfolk, LLC (f/k/a           12/01/00                                (VA)               NC
           Hampton Roads Baking Company, LLC)
               p - Norfolk, Virginia
      ss - Flowers Baking Co. of Morristown, LLC               07/15/80            12/30/00            (TN)           SC, NC, VA
               p - Morristown, Tennessee
      ss - Flowers Baking Co. of Memphis, LLC (i)              10/14/99            12/30/00            (TN)
      ss - Flowers Baking Co. of Nashville, LLC (f/k/a         07/03/01                                (TN)               KY
           East Tennessee Baking Co., LLC) (distribution
           company)
      ss - West Tennessee Baking Co., LLC (distribution        07/03/01                                (TN)           AR, KY, MS
           company)
      ss - Flowers Baking Co. of Houston, LLC (f/ka            03/07/24            12/30/00            (TX)
           Schott's Bakery, LLC)
               p - Houston, Texas
      ss - Flowers Baking Co. of West Virginia, LLC            06/26/85            12/29/00            (WV)           KY, VA, OH
               p - Bluefield, West Virginia
           sss -The Donut House, LLC (i)                       11/17/69            12/29/00            (WV)
                     p - Charleston, West Virginia
      ss - Flowers Baking Co. of Texas, LLC (h)                11/05/81            12/30/00            (TX)
           sss -Flowers Baking Co. of Denton, LLC              08/21/03                                (TX)
                     p -
           sss -Flowers Baking Co. of Tyler, LLC               12/17/91            12/30/00            (GA)       A, OK, AR, MO, TX
                     p - Tyler, Texas
                ssss - Flowers Baking Co. of San               01/06/97            12/30/00            (TX)
                      Antonio, LLC (f/k/a ButterKrust
                      Bakery, LLC)
                          p - San Antonio, Texas
           sss -Flowers Baking Co. of El Paso, LLC             06/17/94            12/30/00            (TX)             NM, CO
                (f/k/a El Paso Baking Co., LLC)
                     p - El Paso, Texas
                ssss - El Paso Baking Co. de Mexico,            09/ /94                              (MEXICAN
                      S.A. de C.V. (d)                                                                CORP.)
           sss - San Antonio Baking Co., LLC (i)               01/06/97            12/30/00            (TX)
           sss - Austin Baking Co., LLC (i)                    02/03/97            12/30/00            (TX)
                     p - Austin, Texas
           sss -Corpus Christi Baking Co., LLC (i)             02/18/97            12/30/00            (TX)
      ss - Flowers Baking Co. of Texarkana, LLC                11/10/86            12/22/00            (AR)
               p - Texarkana, Arkansas
      ss - Flowers Baking Co. of Pine Bluff, LLC (f/k/a        03/27/46            12/22/00            (AR)
           Holsum Baking Company, LLC)
               p - Pine Bluff, Arkansas
      ss - Shipley Baking Company, LLC                         09/18/96            12/22/00            (AR)             OK, MO
               p - Fort Smith, Arkansas
      ss - Storck Baking Company, LLC                          10/19/95            12/29/00            (WV)         OH, PA, MD, KY
               p - Parkersburg, West Virginia
  S - Flowers Foods Specialty Group, LLC (f/k/a Flowers        07/16/02                                (GA)
      Snack, LLC)

                                                           Original Date of   Conversion Date of    State of       Other Qualified
                           ENTITY                            Organization        Organization      Organization         States
                           ------                          ----------------   ------------------   ------------   ----------------
      ss - Flowers Bakery of Atlanta, LLC (f/k/a Flowers       03/28/95            12/30/02            (GA)
           Snack of Atlanta, LLC ) (fka Mrs. Smith's
           Bakery of Atlanta, LLC (fka Aunt Fanny's
           Bakery, LLC)
               p - Atlanta , Georgia
      ss - Flowers Bakery of Suwanee, LLC (f/k/a Mrs.          06/14/99            12/30/00            (GA)
           Smith's Bakery of Suwanee, LLC)
      ss - Flowers Bakery of London, LLC (f/k/a Flowers        05/31/83            12/27/02            (KY)
           Snack of London, LLC) (f/k/a Mrs. Smith's
           Bakery of London, LLC)
               p - London, Kentucky
      ss - Flowers Bakery of Crossville, LLC (f/k/a            12/30/77            12/30/02            (TN)
           Flowers Snack of Crossville, LLC) (f/k/a Mrs.
           Smith's Bakery of Crossville, LLC)
               p - Crossville, Tennessee
      ss - Flowers Bakery Distributors, Inc. (f/k/a            08/01/94               NA               (TN)
           Flowers Snack Distributors, Inc.) (f/k/a Mrs.
           Smith's Fresh Bakery Distributors, Inc.) (d)
      ss - Flowers Bakery of Cleveland, LLC (f/k/a             11/15/02               NA               (TN)
           Flowers Snack of Cleveland, TN., LLC)
               p - Cleveland, Tennessee
      ss - Flowers Bakery of Montgomery, LLC (f/k/a Mrs.       03/31/89            12/30/00            (AL)
           Smith's Bakery of Montgomery, LLC)
               p - Montgomery, Alabama
      ss - Flowers Bakery of Birmingham, LLC (f/k/a Home       05/28/99            12/30/00            (AL)        R, FL, GA, , LA,
           Baking Company, LLC)                                                                                    MD, MS, NC, SC,
               p - Birmingham, Alabama                                                                             TN, TX, VA, WVA
      ss - Flowers Frozen Desserts, LLC (f/k/a Mrs.            04/28/98            12/30/00            (GA)
           Smith's Bakeries, LLC)
               p - Montgomery, Alabama
                ssss - Flowers Frozen Desserts of              04/13/93            12/22/00            (NC)
                      Pembroke, LLC (f/k/a Mrs. Smith's
                      Bakery of Pembroke, LLC ) (f/k/a
                      Daniel's Home Bakery of North
                      Carolina, LLC)
                          p - Pembroke, North Carolina
           sss -Flowers Frozen Desserts Sales Group, LLC       06/02/89            12/30/00            (GA)        CA, KY, LA, MN,
                (f/k/a Mrs. Smith's Bakeries Sales                                                                    OH, PA, TN
                Support Group, LLC) (d)
                ssss - Flowers Foil Company, LLC               01/29/98            12/30/00            (GA)               PA
                      (f/k/a Mrs. Smith's Foil Company,
                      LLC)
                          p - Pottstown, PA
           sss -Flowers Frozen Desserts of Pennsylvania,       04/30/96            3/21/01             (GA)               PA
                LLC (f/k/a Mrs. Smith's Bakeries of
                Pennsylvania, LLC)
                     p - Pottstown, PA
           sss -Flowers Frozen Desserts of Spartanburg,        08/21/69            12/21/00            (SC)
                LLC (f/k/a Mrs. Smith's Bakery of
                Spartanburg, LLC)
                     p - Spartanburg, South Carolina
           sss -Flowers Frozen Distributors, LLC (f/k/a        08/16/94            12/30/00            (GA)
                Mrs. Smith's Bakeries Frozen
                Distributors, LLC) (d)

                                                           Original Date of   Conversion Date of    State of       Other Qualified
                           ENTITY                            Organization        Organization      Organization         States
                           ------                          ----------------   ------------------   ------------   ----------------
           sss -Flowers Specialty Brands, Inc. (f/k/a          05/26/98              N/A               (SC)
                Flowers Frozen Dessert Brands, Inc.--
                f/n/a Mrs. Smith's Brands, Inc.)
           sss -Flowers Frozen Desserts of Stilwell, LLC       04/01/74            12/29/00            (OK)
                (f/k/a Mrs. Smith's Bakery of Stilwell,
                LLC )
                     p - Stilwell, Oklahoma

--------------------------

* - These are the states, other than the states of incorporation, in which the subsidiary is authorized to do business.

S  -    subsidiary of Flowers Foods, Inc.
ss -    subsidiary of a subsidiary
sss-    subsidiary of a subsidiary of a subsidiary
ssss-   subsidiary of a subsidiary of a subsidiary of a subsidiary
P-      plant
(i)-    inactive
(d)-    distribution center
(h)-    holding company

                                                                     SCHEDULE V

                                 EXISTING LIENS

DEBTOR                                          SECURED PARTY        DESCRIPTION OF LIEN        BALANCE SECURED AS
                                                                                                OF THE EFFECTIVE
                                                                                                DATE
-------------------------------------------     -------------        ---------------------      ------------------
Flowers Baking Co. of Batesville, Inc.          Bank of America,     IRB Mortgage on                $3,300,000
(formerly known as Ideal Baking Comparny,       N.A.                 manufacturing
Inc.)                                                                facility at 1223
                                                                     St. Louis Street,
                                                                     Batesville, Arkansas

FLOWERS FOODS, INC.
SCHEDULE VI
SCHEDULED EXISTING INDEBTEDNESS > $2,000,000
AS OF 10/23/2003
-------------------------------------------------------------------------------

BORROWER                                              DESCRIPTION                                                BALANCE
--------                                              -----------                                             ------------
Flowers Baking Co. of Batesville, Inc. (f/k/a         Promissory Notes Payable - (6 notes) to                 $  3,219,091
Ideal Baking Company, LLC)                            members of the Cochran family

Flowers Baking Co. of Batesville, Inc. (f/k/a         Letter of Credit backing Independence County,
Ideal Baking Company, LLC)                            Arkansas - Industrial Development Revenue
                                                      Bonds                                                   $  3,331,644
                                                                                                              ------------

TOTAL SCHEDULED EXISTING INDEBTEDNESS > $2,000,000                                                            $  6,550,735
=======================================================================================                       ============


                                TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
SECTION 1.        Amount and Terms of Credit.....................................................................      1

         1.01     The Commitments................................................................................      1
         1.02     Minimum Amount of Each Borrowing...............................................................      3
         1.03     Notice of Borrowing............................................................................      3
         1.04     Disbursement of Funds..........................................................................      4
         1.05     Notes..........................................................................................      5
         1.06     Conversions....................................................................................      6
         1.07     Pro Rata Borrowings............................................................................      6
         1.08     Interest.......................................................................................      6
         1.09     Interest Periods...............................................................................      7
         1.10     Increased Costs, Illegality, etc...............................................................      8
         1.11     Compensation...................................................................................     10
         1.12     Change of Lending Office.......................................................................     11
         1.13     Replacement of Lenders.........................................................................     11

SECTION 2.        Letters of Credit..............................................................................     12

         2.01     Letters of Credit..............................................................................     12
         2.02     Minimum Stated Amount..........................................................................     13
         2.03     Letter of Credit Requests......................................................................     13
         2.04     Letter of Credit Participations................................................................     14
         2.05     Agreement to Repay Letter of Credit Drawings...................................................     16
         2.06     Increased Costs................................................................................     16

SECTION 3.        Facility Fee; Other Fees; Reductions of Commitment.............................................     17

         3.01     Fees...........................................................................................     17
         3.02     Optional Commitment Reductions.................................................................     18
         3.03     Mandatory Reduction of Commitments.............................................................     18

SECTION 4.        Prepayments; Payments; Taxes...................................................................     19

         4.01     Voluntary Prepayments..........................................................................     19
         4.02     Mandatory Repayments and Cash Collateralizations...............................................     19
         4.03     Method and Place of Payment....................................................................     20
         4.04     Net Payments; Taxes............................................................................     20

SECTION 5.        Conditions Precedent to the Effective Date.....................................................     22

         5.01     Execution of Agreement; Notes..................................................................     22
         5.02     Officer's Certificate..........................................................................     23
         5.03     Opinions of Counsel............................................................................     23
         5.04     Corporate Documents; Proceedings; etc..........................................................     23
         5.05     Existing Credit Agreement......................................................................     23
         5.06     Guaranties.....................................................................................     24

                                TABLE OF CONTENTS
                                   (Continued)

         5.07     Outstanding Indebtedness; Preferred Stock......................................................     24
         5.08     Adverse Change; Governmental Approvals; etc....................................................     24
         5.09     Litigation.....................................................................................     24
         5.10     Financial Statements...........................................................................     25
         5.11     Solvency Certificate; Leverage Ratio Certificate...............................................     25
         5.12     Fees, etc......................................................................................     25

SECTION 6.        Conditions Precedent to All Credit Events......................................................     25

         6.01     Effective Date.................................................................................     25
         6.02     No Default; Representations and Warranties.....................................................     25
         6.03     Notice of Borrowing; Letter of Credit Request..................................................     25

SECTION 7.        Representations, Warranties and Agreements.....................................................     26

         7.01     Corporate Status...............................................................................     26
         7.02     Corporate Power and Authority..................................................................     26
         7.03     No Violation...................................................................................     27
         7.04     Governmental Approvals.........................................................................     27
         7.05     Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc...........     27
         7.06     Litigation.....................................................................................     28
         7.07     True and Complete Disclosure...................................................................     28
         7.08     Use of Proceeds; Margin Regulations............................................................     28
         7.09     Tax Returns and Payments.......................................................................     29
         7.10     Compliance with ERISA..........................................................................     29
         7.11     Properties.....................................................................................     30
         7.12     Subsidiaries...................................................................................     30
         7.13     Compliance with Statutes, etc..................................................................     30
         7.14     Investment Company Act.........................................................................     30
         7.15     Public Utility Holding Company Act.............................................................     30
         7.16     Environmental Matters..........................................................................     30
         7.17     Labor Relations................................................................................     31
         7.18     Patents, Licenses, Franchises and Formulas.....................................................     31
         7.19     Scheduled Existing Indebtedness, etc...........................................................     31

SECTION 8.        Affirmative Covenants..........................................................................     31

         8.01     Information Covenants..........................................................................     32
         8.02     Books, Records and Inspections.................................................................     34
         8.03     Maintenance of Property; Insurance.............................................................     34
         8.04     Corporate Franchises...........................................................................     34
         8.05     Compliance with Statutes, etc..................................................................     35
         8.06     Compliance with Environmental Laws.............................................................     35
         8.07     ERISA..........................................................................................     35

                                TABLE OF CONTENTS
                                   (Continued)

         8.08     End of Fiscal Years; Fiscal Quarters...........................................................     36
         8.09     Payment of Taxes...............................................................................     36
         8.10     Additional Subsidiary Guarantors...............................................................     36
         8.11     Use of Proceeds................................................................................     37

SECTION 9.        Negative Covenants.............................................................................     37

         9.01     Liens..........................................................................................     37
         9.02     Consolidations, Mergers, Sales of Assets and Acquisitions......................................     38
         9.03     Dissolution, etc...............................................................................     40
         9.04     Restricted Payments............................................................................     40
         9.05     Indebtedness...................................................................................     40
         9.06     Transactions with Affiliates...................................................................     40
         9.07     Maximum Leverage Ratio.........................................................................     40
         9.08     Minimum Interest Coverage Ratio................................................................     41
         9.09     Minimum Tangible Net Worth.....................................................................     41
         9.10     Business.......................................................................................     41
         9.11     Limitation on Certain Restrictions on Subsidiaries.............................................     41
         9.12     Limitation on Issuance of Capital Stock........................................................     41

SECTION 10.       Events of Default..............................................................................     42

         10.01    Payments.......................................................................................     42
         10.02    Representations, etc...........................................................................     42
         10.03    Covenants......................................................................................     42
         10.04    Default Under Other Agreements.................................................................     42
         10.05    Bankruptcy, etc................................................................................     42
         10.06    ERISA..........................................................................................     43
         10.07    Subsidiaries Guaranty..........................................................................     43
         10.08    Judgments......................................................................................     44
         10.09    Change of Control..............................................................................     44

SECTION 11.       Definitions and Accounting Terms...............................................................     44

         11.01    Defined Terms..................................................................................     44

SECTION 12.       The Agents.....................................................................................     63

         12.01    Appointment....................................................................................     63
         12.02    Nature of Duties...............................................................................     63
         12.03    Lack of Reliance on the Agents.................................................................     64
         12.04    Certain Rights of the Agents...................................................................     64
         12.05    Reliance.......................................................................................     64
         12.06    Indemnification................................................................................     64
         12.07    The Agent in its Individual Capacity...........................................................     65

                                TABLE OF CONTENTS
                                   (Continued)

         12.08    Holders........................................................................................     65
         12.09    Resignation by the Agents......................................................................     65
         12.10    Delivery of Information........................................................................     66
         12.11    The Syndication Agents, Documentation Agents and the Lead Arranger.............................     66

SECTION 13.       Miscellaneous..................................................................................     66

         13.01    Payment of Expenses, etc.......................................................................     66
         13.02    Right of Setoff................................................................................     68
         13.03    Notices........................................................................................     68
         13.04    Benefit of Agreement...........................................................................     68
         13.05    No Waiver; Remedies Cumulative.................................................................     70
         13.06    Payments Pro Rata..............................................................................     70
         13.07    Calculations; Computations.....................................................................     71
         13.08    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.........................     71
         13.09    Counterparts...................................................................................     72
         13.10    Effectiveness..................................................................................     72
         13.11    Headings Descriptive...........................................................................     73
         13.12    Amendment or Waiver; etc.......................................................................     73
         13.13    Survival.......................................................................................     74
         13.14    Domicile of Loans..............................................................................     74
         13.15    Limitation on Additional Amounts, etc..........................................................     74
         13.16    Confidentiality................................................................................     75
         13.17    Register.......................................................................................     76

SCHEDULE I          Commitments
SCHEDULE II         Lender Addresses
SCHEDULE III        Existing Letters of Credit
SCHEDULE IV         Subsidiaries
SCHEDULE V          Existing Liens
SCHEDULE VI         Scheduled Existing Indebtedness

EXHIBIT A-1         Notice of Borrowing
EXHIBIT A-2         Notice of Conversion/Continuation
EXHIBIT B-1         Revolving Note
EXHIBIT B-2         Swingline Note
EXHIBIT C           Letter of Credit Request
EXHIBIT D           Section 4.04(b)(ii) Certificate
EXHIBIT E-1         Opinion of Jones Day, counsel to the Credit Parties
EXHIBIT E-2         Opinion of Stephen R. Avera, general counsel of the
                    Borrower and special counsel to the other Credit Parties

                                TABLE OF CONTENTS
                                   (Continued)

EXHIBIT F           Officers' Certificate
EXHIBIT G           Subsidiaries Guaranty
EXHIBIT H           Solvency Certificate
EXHIBIT I           Assignment and Assumption Agreement
EXHIBIT J           Compliance Certificate
EXHIBIT K           Joinder Agreement

                                                                     EXHIBIT A-1

                               NOTICE OF BORROWING

                                                                          [Date]

Deutsche Bank AG, New York Branch,
  as Administrative Agent for the Lenders party to
  the Credit Agreement referred to below
90 Hudson Street
Fifth Floor
Jersey City, New Jersey  07302

Attention: Nelson Lugaro

Ladies and Gentlemen:

                  The undersigned, Flowers Foods, Inc. (the "Borrower"), refers to the Credit Agreement, dated as of October 24, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the Borrower, certain financial institutions from time to time party thereto (the "Lenders"), Fleet National Bank, Harris Trust and Savings Bank and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Co-Documentation Agents, SunTrust Bank, as Syndication Agent, and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

                  (i) The Business Day of the Proposed Borrowing is ____________.(1)

                  (ii) The aggregate principal amount of the Proposed Borrowing is $____________.

                  (iii) The Proposed Borrowing shall consist of [Revolving Loans] [Swingline Loans].

                  [(iv) The Revolving Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans].]

---------
(1) Shall be a Business Day on or after the date hereof in the case of Base Rate Loans and three Business Days after the date hereof in the case of Eurodollar Loans, provided that any such notice shall be deemed to have been given on a certain day only if given before (a) 10:00 A.M. (New York time) in the case of a Borrowing of Revolving Loans maintained as Base Rate Loans, (b) 11:00 A.M. (New York time) in the case of Eurodollar Loans and (c) 12:00 Noon (New York time) in the case of a Borrowing of Swingline Loans).

                                                                     EXHIBIT A-1
                                                                          Page 2


                  [(v)     The initial Interest Period for the Proposed
         Borrowing is____________  month(s).]

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

                  (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                            Very truly yours,

                                            FLOWERS FOODS, INC.

                                            By:______________________________
                                               Name:
                                               Title:

                                                                     EXHIBIT A-2

                        NOTICE OF CONVERSION/CONTINUATION

                                                                          [Date]

Deutsche Bank AG, New York Branch,
  as Administrative Agent for the Lenders party
  to the Credit Agreement referred to below
90 Hudson Street
Fifth Floor
Jersey City, New Jersey  07302

Attention: Nelson Lugaro

Ladies and Gentlemen:

                  The undersigned, Flowers Foods, Inc. (the "Borrower"), refers to the Credit Agreement, dated as of October 24, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the Borrower, the lenders from time to time party thereto (the "Lenders"), Fleet National Bank, Harris Trust and Savings Bank and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Co-Documentation Agents, SunTrust Bank, as Syndication Agent, and you, as Administrative Agent for such Lenders and hereby give you notice, irrevocably, pursuant to Section [1.06][1.09] of the Credit Agreement, that the undersigned hereby requests to [convert] [continue] the Borrowing of Revolving Loans referred to below, and in that connection sets forth below the information relating to such [conversion] [continuation] (the "Proposed [Conversion] [Continuation]") as required by Section [1.06][1.09] of the Credit Agreement:

                  (i) The Proposed [Conversion] [Continuation] relates to the Borrowing of Revolving Loans originally made on _____ __, 20__ (the "Outstanding Borrowing") in the principal amount of $________ and currently maintained as a Borrowing of [Base Rate Loans] [Eurodollar Loans with an Interest Period ending on______ _____,_______].

                  (ii) The Business Day of the Proposed [Conversion] [Continuation] is ____________.(1)

                  (iii) The Outstanding Borrowing shall be [continued as a Borrowing of Eurodollar Loans with an Interest Period of _______] [converted into a Borrowing of [Base Rate Loans] [Eurodollar Loans with an Interest Period of ___]].(2)

------------
(1) Shall be a Business Day after the date hereof provided that such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day.

                                                                     EXHIBIT A-2
                                                                          Page 2

                  [The undersigned hereby certifies that no Default or Event of Default has occurred and is continuing on the date hereof or will have occurred and be continuing on the date of the Proposed [Conversion][Continuation].](3)

                                                       Very truly yours,

                                                       FLOWERS FOODS, INC.

                                                       By _____________________
                                                          Name:
                                                          Title:

----------------
(...continued)

(2) In the event that either (x) only a portion of the Outstanding Borrowing is to be so converted or continued or (y) the Outstanding Borrowing is to be divided into separate Borrowings with different Interest Periods, the Borrower should make appropriate modifications to this clause to reflect same.

(3) In the case of a Proposed Conversion or Continuation, insert this sentence only in the event that the conversion is from a Base Rate Loan to a Eurodollar Loan or in the case of a continuation of a Eurodollar Loan.

                                                                     EXHIBIT B-1

                                 REVOLVING NOTE

$________________                                             New York, New York
                                                              ________ __, 200_

                  FOR VALUE RECEIVED, FLOWERS FOODS, INC. (the "Borrower") hereby promises to pay to ______________ or its registered assigns (the "Lender"), in Dollars (as defined in the Agreement referred to below) in immediately available funds, at the office of Deutsche Bank AG, New York Branch (the "Administrative Agent") located at 90 Hudson Street, Fifth Floor, Jersey City, New Jersey 07302 on the Maturity Date (as defined in the Agreement) the principal sum of ________ DOLLARS ($___) or, if less, the unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                  This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of October 24, 2003, among the Borrower, certain financial institutions from time to time party thereto (including the Lender), Fleet National Bank, Harris Trust and Savings Bank and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Co-Documentation Agents, SunTrust Bank, as Syndication Agent, and the Administrative Agent (as amended, modified or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Maturity Date, in whole or in part, as provided in the Agreement.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                  FLOWERS FOODS, INC.

                                                  By:_________________________
                                                     Name:
                                                     Title:

                                                                     EXHIBIT B-2

                                 SWINGLINE NOTE

$25,000,000                                                   New York, New York
                                                              ________ __, 200__

                  FOR VALUE RECEIVED, FLOWERS FOODS, INC. (the "Borrower") hereby promises to pay to DEUTSCHE BANK AG, NEW YORK BRANCH, or its registered assigns (the "Lender"), in Dollars (as defined in the Agreement referred to below) in immediately available funds, at the office of Deutsche Bank AG, New York Branch (the "Administrative Agent") located at 90 Hudson Street, Fifth Floor, Jersey City, New Jersey 07302 on the Swingline Expiry Date (as defined in the Agreement) the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000) or, if less, the unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                  This Note is the Swingline Note referred to in the Credit Agreement, dated as of October 24, 2003, among the Borrower, certain financial institutions from time to time party thereto (including the Lender), Fleet National Bank, Harris Trust and Savings Bank and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Co-Documentation Agents, SunTrust Bank, as Syndication Agent, and the Administrative Agent (as amended, modified or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part, as provided in the Agreement.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                            FLOWERS FOODS, INC.

                                            By:___________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT C

                        FORM OF LETTER OF CREDIT REQUEST


Dated__________(1)

Deutsche Bank AG, New York Branch, as
Administrative Agent (the "Administrative
Agent") under that certain Credit Agreement
(as amended, modified or supplemented from time to time, the "Credit Agreement"), dated as of October 24, 2003, among Flowers Foods,
Inc. (the "Borrower"), the lenders from time to time party thereto, Fleet National Bank, Harris Trust and Savings Bank and
Cooperatieve Centrale
Raiffeisen-Boerenleenbank B.A., "Rabobank
International", New York Branch, as
Co-Documentation Agents, SunTrust Bank, as
Syndication Agent, and the Administrative
Agent

c/o Deutsche Bank
60 Wall Street, 38th Floor
New York Branch, New York 10005
Attention: Global Loan Operations
           Standby LC Unit - MS NYC60-3812

[Insert name and address of Issuing Lender.]

Dear Sirs:

         We hereby request that _______(2), in its individual capacity as an Issuing Lender under the Credit Agreement, issue an irrevocable [trade] [standby] Letter of Credit for the account of the undersigned on _______(3) (the "Date of Issuance") in an aggregate stated amount of _______(4).

         For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

-------------
(1)      Insert date of Letter of Credit Request.

(2)      Insert name of Issuing Lender.

(3) Date of Issuance which shall be at least five Business Days from the date hereof (or such shorter period as may be acceptable to the Issuing Lender).

(4) Insert aggregate initial stated amount of the Letter of Credit which shall not be less than $50,000.00 (or such lesser amount as is acceptable to the Issuing Lender).

                                                                       EXHIBIT C

         The beneficiary of the Letter of Credit will be _______(5), and such Letter of Credit will be in support of _______(6) and will have a stated expiration date of _______(7).

                  We hereby certify that:

                  (1) The representations and warranties contained in the Credit Agreement will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  (2) No Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or an Event of Default occur.

                                                 FLOWERS FOODS, INC.

                                                 By:___________________________
                                                    Name:
                                                    Title:

----------------
(5) Insert full name and address of the beneficiary of the Letter of Credit.

(6) Insert description of (A) in the case of trade Letters of Credit, the obligations supported by the trade Letter of Credit and (B) in the case of standby Letters of Credit, the L/C Supportable Obligations.

(7)      Insert last date upon which drafts may be presented as provided in
         Section 2.01(c) of the Credit Agreement.

                                                                       EXHIBIT D

                         SECTION 4.04(b)(ii) CERTIFICATE

                  Reference is hereby made to the Credit Agreement, dated as of October 24, 2003, among Flowers Foods, Inc., the financial institutions from time to time party thereto as lenders, Fleet National Bank, Harris Trust and Savings Bank and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Co-Documentation Agents, SunTrust Bank, as Syndication Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 4.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                  The undersigned shall promptly notify the Borrower and the Administrative Agent if the warranty and representation made herein is no longer true and correct.

                                                     [NAME OF LENDER]

                                                     By ________________________
                                                        Name:
                                                        Title:

Date:_______________, 200_

                                                                    EXHIBIT E-1


                                October 27, 2003

To the Lenders and the Agents
 Referred to Below
c/o Deutsche Bank AG, New York Branch
60 Wall Street
New York, New York 10005

                             Re: Flowers Foods, Inc.

Ladies/Gentlemen:

         We have acted as special counsel for Flowers Foods, Inc., a Georgia corporation (the "Company"), and the directly and indirectly wholly owned subsidiaries of the Company listed on Schedule 1 to this opinion letter (each, individually, a "Subco," and collectively, the "Subcos") in connection with the Credit Agreement, dated as of October 24, 2003 (the "Financing Agreement"), among the Company, the financial institutions listed on the signature pages thereof (the "Lenders"), Fleet National Bank, Harris Trust and Savings Bank and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International," New York Branch, as co-documentation agents, SunTrust Bank, as syndication agent, and Deutsche Bank AG, New York Branch, as administrative agent under the Financing Agreement (in such capacity, the "Agent"). The Company and the Subcos are sometimes referred to herein individually as a "Transaction Party" and collectively as the "Transaction Parties." The Subcos listed on Schedule 2 to this opinion letter are sometimes referred to herein individually as a "Specified Transaction Party" and collectively as the "Specified Transaction Parties." This opinion letter is delivered to you pursuant to Section 5.03 of the Financing Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Financing Agreement. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent, if any, otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of the assumptions or items upon which we have relied.

         In connection with the opinions expressed herein, we have examined such documents, records and matters of law as we have deemed necessary for the purposes of such opinions. We have examined, among other documents, the following:

         (1)      an executed copy of the Financing Agreement;

         (2) a copy of each of the Revolving Notes and the Swingline Note executed and delivered on the date hereof (the "Notes");

         (3) an executed copy of the Subsidiaries Guaranty, dated as of October 24, 2003 (the "Guaranty"), of the Subcos for the benefit of the Agent and the Lenders; and

         (4) the Officer's Certificate in respect of each Transaction Party delivered to us in connection with this opinion letter, a copy of which is attached hereto as Exhibits A-1 through A-2 (as to each relevant Transaction Party, the "Officer's Certificate" and, collectively, the "Officer's Certificates").

         The documents referred to in items (1) through (3) above, inclusive, are referred to herein collectively as the "Documents."

         In all such examinations, we have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to us as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein, we have relied upon, and assume the accuracy of, representations and warranties contained in the Documents and certificates and oral or written statements and other information of or from representatives of the Transaction Parties and others and assume compliance on the part of the Transaction Parties with their covenants and agreements contained therein. In connection with the opinions expressed in the first sentence of paragraph (a) below, we have relied solely upon certificates of public officials as to the factual matters set forth therein and have assumed that such public officials have performed their statutory and regulatory duties with respect to the issuance of such certificates. With respect to the opinions expressed in clause (i) in paragraph
(a) below and clauses (i) and (ii)(A) of paragraph (b)(2) below, our opinions as to the business activities and properties of the Transaction Parties are limited
(x) to the business activities and properties of the Transaction Parties described in the Officer's Certificates without any independent investigation or verification on our part and (y) to only those laws and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Documents.

         Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

         (a) Each Transaction Party (other than a Specified Transaction Party) is (x) a corporation or limited liability company, as the case may be, in good standing under the laws of the state of its organization, and (y) is authorized or qualified to do business and is in good standing as a foreign corporation or limited liability company, as the case may be, in the case of this clause (y), each jurisdiction, and as of the dates, listed on Exhibit B hereto. Each Transaction Party (other than a Specified Transaction Party) has the corporate or limited liability company power and authority, as the case may be, (i) to own its properties and conduct its business substantially as described in the Officer's Certificate of such Transaction Party and (ii) to enter into and to incur and perform its obligations under the Documents to which it is a party.

         (b) (1) The execution and delivery to the Agent and the Lenders by each Transaction Party (other than a Specified Transaction Party) of the Documents to which it is a party and the performance by such Transaction Party of its obligations thereunder (i) have been duly authorized by all necessary corporate and shareholder, or limited liability company and member, as the case may be, action in respect of such Transaction Party and (ii) do not contravene any provision of the Certificate of Incorporation or By-laws or Certificate of Formation or Limited Liability Company Agreement, as applicable, of such Transaction Party.

         (2) The execution and delivery to the Agent and the Lenders by each Transaction Party of the Documents to which it is a party, the performance by such Transaction Party of its obligations thereunder, the enforceability of the Documents against such Transaction Party and the extensions of credit under the Documents (i) do not require under present law, or present regulation of any governmental agency or authority, of the States of New York, Georgia or Texas, or of the United States of America, any filing or registration by such Transaction Party with, or approval or consent to such Transaction Party of, any governmental agency or authority of the States of New York, Georgia or Texas, or the United States of America, that has not been made or obtained, except those required after the Effective Date in the ordinary course of business in connection with the performance by such Transaction Party of its obligations under certain covenants contained in the Documents to which it is a party, and filings in respect of ordinary course reporting requirements under securities laws and (ii) do not violate (A) any present law, or present regulation of any governmental agency or authority, of the States of New York, Georgia or Texas, or of the United States of America applicable to such Transaction Party or its property or (B) any agreement binding upon such Transaction Party or its property that is listed on Annex I to the Officer's Certificate thereof or any court decree or order binding upon such Transaction Party or its property that is listed on Annex II to the Officer's Certificate thereof (this opinion being limited in that we express no opinion with respect to any violation not readily ascertainable from the face of any such agreements, decrees or orders, or arising under or based upon any cross default provision insofar as it relates to a default under an agreement not so identified to us, or arising under or based upon any covenant of a financial or numerical nature or requiring computation, other than any express covenant to not incur or guarantee a sum certain amount of debt) and (iii) will not result in or require the creation or imposition of any security interest or lien upon any of its properties pursuant to the provisions of any agreement binding upon such Transaction Party or its properties that is listed on Annex I to the Officer's Certificate thereof other than any liens in favor of the Agent or the Lenders arising under any of the Documents or applicable law.

         (c) Each Document has been duly executed and delivered on behalf of each Transaction Party signatory thereto. Each Document constitutes a valid and binding obligation of such Transaction Party enforceable in accordance with its terms.

         (d) The borrowings by the Company under the Financing Agreement and the application of the proceeds thereof as provided in the Financing Agreement will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System (the "Margin Regulations").

         (e) The Company is not required to register as an "investment company" (under, and as defined in, the Investment Company Act of 1940, as amended (the "1940 Act")) and is not a company controlled by a company required to register as such under the 1940 Act, and is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         The opinions set forth above are subject to the following qualifications and limitations:

         (A) Our opinions in the second sentence in paragraph (c) above are subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance, voidable preference, moratorium, receivership, conservatorship, arrangement or similar laws, and related regulations and judicial doctrines, from time to time in effect affecting creditors' rights and remedies generally, and (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses, the exercise of judicial discretion and limits on the availability of equitable remedies), whether such principles are considered in a proceeding at law or in equity, in each case subject to the other qualifications contained in this letter.

         (B) We express no opinion as to the enforceability of any provision in the Documents:

                  (i) providing that any person or entity may enforce any right or remedy thereunder except in compliance with applicable laws;

                  (ii) relating to indemnification, contribution or exculpation in connection with violations of any securities laws or statutory duties or public policy, or in connection with willful, reckless or unlawful acts or gross negligence of the indemnified or exculpated party or the party receiving contribution;

                  (iii) providing that any person or entity may exercise set-off rights other than in accordance with and pursuant to applicable law;

                  (iv) relating to choice of governing law to the extent that the enforceability of any such provision is to be determined by any court other than a court of the State of New York or may be subject to constitutional limitations;

                  (v) purporting to confer, or constituting an agreement with respect to, subject matter jurisdiction of United States federal courts to adjudicate any matter;

                  (vi) purporting to create a trust or other fiduciary relationship;

                  (vii) specifying that provisions thereof may be waived only in writing, to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created that modifies any provision of such Documents;

                  (viii) giving any person or entity the power to accelerate obligations without any notice to the obligor; or

                  (ix) providing for the performance by any guarantor of any of the nonmonetary obligations of any person or entity not controlled by such guarantor.

         (C) Our opinions as to enforceability are subject to the effect of generally applicable rules of law that:

                  (i) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected; and

                  (ii) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange, or that permit a court to reserve to itself a decision as to whether any provision of any agreement is severable ; and

                  (iii) limit the availability of a remedy under certain circumstances when another remedy has been elected.

         (D) We express no opinion as to the enforceability of any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (all of the foregoing, collectively, a "Waiver") by any Transaction Party under any of the Documents to the extent limited by provisions of applicable law (including judicial decisions), or to the extent that such a Waiver applies to a right, claim, duty or defense or a ground for, or a circumstance that would operate as, a discharge or release otherwise existing or occurring as a matter of law (including judicial decisions) , except to the extent that such a Waiver is effective under and is not prohibited by or void or invalid under provisions of applicable law (including judicial decisions).

         (E) We express no opinion under the laws of:

         (a)      the States of Georgia or Texas with respect to

                  (i)      usury laws; or

                  (ii)     waivers of any rights to trial by jury.

         (b) the State of Texas with respect to any provision of any Document

                  (i) relating integration, statute of frauds or notice of the entire agreement of the parties;

                  (ii) relating to indemnification, contribution or exculpation in connection with violations of any securities laws or statutory duties or public policy, or in connection with willful, reckless or unlawful acts or gross or ordinary negligence of the indemnified or exculpated party or the party receiving contribution; or

                  (iii) relating to indemnification, contribution or exculpation of any party that a court would determine in the circumstances under applicable law to be insufficiently explicit or conspicuous.

         (F) To the extent it may be relevant to the opinions expressed herein, we have assumed that the parties to the Documents (other than the Transaction Parties) have the power to enter into and perform such documents and to consummate the transactions contemplated thereby and that such documents have been duly authorized, executed and delivered by, and constitute legal, valid and binding obligations of, such parties. For purposes of our opinions above insofar as they relate to the Specified Transaction Parties, we have assumed that each Specified Transaction Party is a corporation or limited liability company, as the case may be, is validly existing in good standing in its jurisdiction of organization, has all requisite power and authority, and has obtained all requisite corporate or limited liability company, third party and governmental authorizations, consents and approvals, and made all requisite filings and registrations, necessary to execute, deliver and perform the Documents to which it is a party and to grant the guaranties contemplated thereby (except to the extent noted in paragraph (b) above), and that such execution, delivery, performance and grant will not violate or conflict with any law, rule, regulation, order, decree, judgment, instrument or agreement binding upon or applicable to it or its properties (except to the extent noted in paragraph (b) above).

         (G) For purposes of the opinions set forth in paragraph (d) above, we have assumed that (the following assumptions made with respect to agreements, arrangements or extensions of credit exclude the Documents) (i) neither the Agent nor any of the Lenders has or will have the benefit of any agreement or arrangement pursuant to which any extensions of credit to any Transaction Party are directly or indirectly secured by "margin stock" (as defined under the Margin Regulations), (ii) neither the Agent nor any of the Lenders nor any of their respective affiliates has extended or will extend any other credit to any Transaction Party directly or indirectly secured by margin stock, and (iii) no more than 25% of the value of the assets of the Borrower, or of the Borrower and the other Transaction Parties taken as a whole, constitutes "margin stock" (as defined in the Margin Regulations).

         (H) The opinions expressed in this opinion letter are limited to the federal laws of the United States of America, the laws of the State of New York, and, to the extent relevant in (x) the first sentence in paragraph (c), the laws of the State of Georgia and (y) paragraphs (a), (b)(1), (b)(2)(i), (b)(2)(ii)(A) and (b)(2)(ii)(B), the laws of the States of Georgia and Texas, as the case may be, and the general corporation laws and general limited liability company laws of the State of Delaware.

         (I) Our opinions are limited to those expressly set forth herein, and we express no opinions by implication.

         (J) We express no opinion as to the compliance or noncompliance, or the effect of the compliance or noncompliance, of any of the addressees or any other person or entity with any state or federal laws or regulations applicable to any of them by reason of their status as or affiliation with a federally insured depository institution.

         The opinions expressed herein are solely for the benefit of the addressees hereof and of any other person or entity becoming a Lender or Agent under the Financing Agreement, in each case, in connection with the transaction referred to herein, and may not be relied on by such addressees or such other person or entity for any other purpose or in any manner or for any purpose by any other person or entity.

                                                          Very truly yours,

                                                          JONES DAY

                          SCHEDULE 1 TO OPINION LETTER

                        FLOWERS FOODS, INC. SUBSIDIARIES

                   ENTITY                                                        STATE OF ORGANIZATION
                   ------                                                        ---------------------
Flowers Finance, LLC                                                                      DE
Flowers Foods Bakeries Group, LLC                                                         GA
Flowers Bakeries Brands, Inc.                                                             DE
Flowers Baking Co. of Thomasville, LLC                                                    GA
Flowers Baking Co. of Villa Rica, LLC                                                     GA
Table Pride, LLC                                                                          GA
Flowers Baking Co. of Tucker, LLC                                                         GA
Flowers Baking Co. of Houston, LLC                                                        TX
Flowers Baking Co. of Texas, LLC                                                          TX
Flowers Baking Co. of Tyler, LLC                                                          GA
Flowers Baking Co. of San Antonio, LLC                                                    TX
Flowers Baking Co. of El Paso, LLC                                                        TX
San Antonio Baking Co., LLC                                                               TX
Austin Baking Co., LLC                                                                    TX
Corpus Christi Baking Co., LLC                                                            TX
Flowers Foods Specialty Group, LLC                                                        GA
Flowers Bakery of Atlanta, LLC                                                            GA
Flowers Bakery of Suwanee, LLC                                                            GA
Flowers Frozen Desserts, LLC                                                              GA
Flowers Frozen Desserts Sales Group, LLC                                                  GA
Flowers Foil Company, LLC                                                                 GA
Flowers Frozen Desserts of Pennsylvania, LLC                                              GA
Flowers Frozen Distributors, LLC                                                          GA
Flowers Baking Co. of Denton, LLC                                                         TX
Flowers Baking Co. of Batesville, Inc.                                                    AR
Flowers Baking Co. of Florida, LLC                                                        FL
Flowers Baking Co. of Miami, LLC                                                          FL

                   ENTITY                                                        STATE OF ORGANIZATION
                   ------                                                        ---------------------
Flowers Baking Co. of Jacksonville, LLC                                                   FL
Flowers Baking Co. of Bradenton, LLC                                                      FL
Flowers Baking Co. of Opelika, LLC                                                        AL
Bailey Street Bakery, LLC                                                                 AL
Flowers Baking Co. of Tuscaloosa, LLC                                                     AL
Flowers Baking Co. of Lafayette, LLC                                                      LA
Flowers Baking Co. of New Orleans, LLC                                                    LA
Flowers Baking Co. of Baton Rouge, LLC                                                    LA
Flowers Baking Co. of Jamestown, LLC                                                      NC
Franklin Baking Company, LLC                                                              NC
Flowers Baking Co. of Lynchburg, LLC                                                      VA
Flowers Baking Co. of Norfolk, LLC                                                        VA
Flowers Baking Co. of Morristown, LLC                                                     TN
Flowers Baking Co. of Memphis, LLC                                                        TN
Flowers Baking Co. of Nashville, LLC                                                      TN
West Tennessee Baking Co., LLC                                                            TN
Flowers Baking Co. of West Virginia, LLC                                                  WV
The Donut House, LLC                                                                      WV
Flowers Baking Co. of Texarkana, LLC                                                      AR
Flowers Baking Co. of Pine Bluff, LLC                                                     AR
Shipley Baking Company, LLC                                                               AR
Storck Baking Company, LLC                                                                WV
Flowers Bakery of London, LLC                                                             KY
Flowers Bakery of Crossville, LLC                                                         TN
Flowers Bakery Distributors, Inc.                                                         TN
Flowers Bakery of Cleveland, LLC                                                          TN
Flowers Bakery of Montgomery, LLC                                                         AL
Flowers Bakery of Birmingham, LLC                                                         AL
Flowers Frozen Desserts of Pembroke, LLC                                                  NC
Flowers Frozen Desserts of Spartanburg, LLC                                               SC

                 ENTITY                                                          STATE OF ORGANIZATION
                 ------                                                          ---------------------
Flowers Specialty Brands, Inc.                                                            SC
Flowers Frozen Desserts of Stilwell, LLC                                                  OK

                          SCHEDULE 2 TO OPINION LETTER

                          SPECIFIED TRANSACTION PARTIES
                        (FLOWERS FOODS, INC. SUBSIDIARIES
                        EXCLUDING GA, DE, TX AND MEXICO)

                   ENTITY                                                             STATE OF ORGANIZATION
                   ------                                                             ---------------------
Flowers Baking Co. of Batesville, Inc.                                                          AR
Flowers Baking Co. of Florida, LLC                                                              FL
Flowers Baking Co. of Miami, LLC                                                                FL
Flowers Baking Co. of Jacksonville, LLC                                                         FL
Flowers Baking Co. of Bradenton, LLC                                                            FL
Flowers Baking Co. of Opelika, LLC                                                              AL
Bailey Street Bakery, LLC                                                                       AL
Flowers Baking Co. of Tuscaloosa, LLC                                                           AL
Flowers Baking Co. of Lafayette, LLC                                                            LA
Flowers Baking Co. of New Orleans, LLC                                                          LA
Flowers Baking Co. of Baton Rouge, LLC                                                          LA
Flowers Baking Co. of Jamestown, LLC                                                            NC
Franklin Baking Company, LLC                                                                    NC
Flowers Baking Co. of Lynchburg, LLC                                                            VA
Flowers Baking Co. of Norfolk, LLC                                                              VA
Flowers Baking Co. of Morristown, LLC                                                           TN
Flowers Baking Co. of Memphis, LLC                                                              TN
Flowers Baking Co. of Nashville, LLC                                                            TN
West Tennessee Baking Co., LLC                                                                  TN
Flowers Baking Co. of West Virginia, LLC                                                        WV

                   ENTITY                                                             STATE OF ORGANIZATION
                   ------                                                             ---------------------
The Donut House, LLC                                                                            WV
Flowers Baking Co. of Texarkana, LLC                                                            AR
Flowers Baking Co. of Pine Bluff, LLC                                                           AR
Shipley Baking Company, LLC                                                                     AR
Storck Baking Company, LLC                                                                      WV
Flowers Bakery of London, LLC                                                                   KY
Flowers Bakery of Crossville, LLC                                                               TN
Flowers Bakery Distributors, Inc.                                                               TN
Flowers Bakery of Cleveland, LLC                                                                TN
Flowers Bakery of Montgomery, LLC                                                               AL
Flowers Bakery of Birmingham, LLC                                                               AL
Flowers Frozen Desserts of Pembroke, LLC                                                        NC
Flowers Frozen Desserts of Spartanburg, LLC                                                     SC
Flowers Specialty Brands, Inc.                                                                  SC
Flowers Frozen Desserts of Stilwell, LLC                                                        OK

                                                                     EXHIBIT A-1

                              OFFICER'S CERTIFICATE

         The undersigned officer of FLOWERS FOODS, INC. (the "Company"), hereby certifies, as of the date hereof in connection with the execution, delivery and performance by the Company of the Credit Agreement, dated as of October ___, 2003 (the "Financing Agreement"), among the Company, various lenders party thereto, Fleet National Bank, Harris Trust and Savings Bank and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International," New York Branch, as co-documentation agents, SunTrust Bank, as syndication agent, and Deutsche Bank AG, New York Branch, as administrative agent under the Financing Agreement and with the consummation of the transactions contemplated thereby and the opinion of Jones Day (the "Opinion") delivered in connection therewith, as follows with respect to the Company:

         Attached as (a) Annex I hereto is a list of all material indentures, mortgages, deeds of trust, security and/or pledge agreements, guarantees, loan and/or credit agreements and other agreements or instruments (other than the Documents) and (b) Annex II hereto is a list of all decrees and orders, in each case in clause (a) and (b) above, to which the Company is a party or that are otherwise binding upon the Company or any of its assets or property and that contain financial or other covenants or provisions for defaults or events of default or similar events or occurrences or other provisions that otherwise would or could have the effect of (i) restricting the types of provisions that any other agreement to which the Company becomes a party may contain, (ii) restricting the conduct of the Company's business, the incurrence by the Company of indebtedness, guarantees, or other liabilities or obligations, or the creation of liens upon any of the Company's property or assets, or otherwise restricting the execution, delivery, and performance of, or the consummation of the transactions contemplated by, the Financing Agreement or any of the other Documents to which the Company is a party, or (iii) resulting in, or requiring the creation or imposition of, any lien upon any of the Company's assets or property as a result of the execution, delivery or performance of, or the consummation of the transactions contemplated by, any of the Documents to which the Company is a party.

         A true and complete copy of each of the above agreements, instruments and decrees and orders has heretofore been furnished to Jones Day. As of the date of this Officer's Certificate, the Company's consolidated Indebtedness (as defined in the Financing Agreement) does not exceed $13,613,000.

         No default or event of default under, or violation of, any such agreement, instrument, or decree or order exists or, immediately after giving effect to entry into the Documents or consummation of any of the transactions contemplated thereby, will exist.

         The nature of the Company's business and properties, and the purpose of the Company, is to engage in the production and marketing of bakery products (the "Business"). Except for the Business, the Company does not engage or propose to engage in any industry or business or activity, or own any property or asset, that causes or would cause it to be subject to special local, state or federal regulation not applicable to business organizations generally (including, without limitation, those regulations applicable only to banks, savings and loan institutions, insurance companies, public utilities or investment companies).

         To the best knowledge of the Company (i) no proceeding is pending in any jurisdiction for the dissolution or liquidation of the Company, and the Company has not filed any certificate or order of dissolution, (ii) no event has occurred that has adversely affected the good standing of the Company under the laws of its state of organization, and the Company has paid all taxes currently due, if any, and taken all other action required by state law to maintain such good standing and (iii) no grounds exist for the revocation or forfeiture of the Company's organizational documents.

         Jones Day may rely upon the accuracy of all factual representations and warranties of the Company contained in the Documents, in this Officer's Certificate and in all documents and certificates referred to therein or delivered in connection therewith.

         Capitalized terms used but not defined in this Officer's Certificate have the meanings ascribed to them in the Opinion.

         IN WITNESS WHEREOF, I have hereunto set my hand as of October ___, 2003

         _______________________________________
         Name:
         Title:

                                     ANNEX I

1. Employee Benefits Agreement by and between Flowers Industries, Inc. and Flowers Foods, Inc., dated as of October 26, 2000 (Incorporated by reference to Flowers Foods' Registration Statement on Form 10, dated February 9, 2001, File No. 1-16247).

2. First Amendment to Employee Benefits Agreement by and between Flowers Industries, Inc. and Flowers Foods, Inc., dated as of February 6, 2001 (Incorporated by reference to Flowers Foods' Registration Statement on Form 10, dated February 9, 2001, File No. 1-16247).

3. Flowers Foods, Inc. Retirement Plan No. 1 (Incorporated by reference to Flowers Foods' Annual Report on Form 10-K, dated March 30, 2001. File No. 1-16247).

4. Flowers Foods, Inc. 2001 Equity and Performance Incentive Plan (Incorporated by reference to Flowers Foods' Annual Report on Form 10-K, dated March 30, 2001, File No. 1-16247).

5. Credit Agreement, dated as of March 26, 2001, among Flowers Foods, Inc., the Lenders party thereto from time to time, SunTrust Bank, as Syndication Agent and Bankers Trust Company, as Administrative Agent (Incorporated by reference to Flowers Foods' Annual Report on Form 10-K, dated March 30, 2001, File No. 1-16247).

6. Debenture Tender Agreement, dated as of March 12, 2001, by and among Flowers Industries, Inc., Flowers Foods, Inc. and the Holders (Incorporated by reference to Flowers Foods' Annual Report on Form 10-K, dated March 30, 2001, File No. 1-16247).

7. Employment Agreement, effective as of December 31, 2001, by and between Flowers Foods, Inc. and G. Anthony Campbell. (Incorporated by reference to Flowers Foods' Annual Report on Form 10-K, dated March 27, 2002, File No. 1-16247).

8. Flowers Foods, Inc. Stock Appreciation Rights Plan. (Incorporated by reference to Flowers Foods' Annual Report on Form 10-K, dated March 27, 2002, File No. 1-6247).

9. Flowers Foods, Inc. Annual Executive Bonus Plan. (Incorporated by reference to Flowers Foods' Annual Report on Form 10-K, dated March 27, 2002, File No. 1-6247).

10. Flowers Foods, Inc. Supplemental Executive Retirement Plan. (Incorporated by reference to Flowers Foods' Annual Report on Form 10-K, dated March 27, 2002, File No. 1-6247).

11. Indemnification Agreement, by and between Flowers Foods, Inc., certain executive officers and the directors of Flowers Foods, Inc. (Incorporated by reference to Flowers Foods' Annual Report on Form 10-K, dated March 28, 2003).

                                    ANNEX II

None.

                                                                     EXHIBIT A-2

                              OFFICER'S CERTIFICATE

         The undersigned officer of each of the subsidiaries listed on Exhibit A attached hereto (the "Subsidiaries") of Flowers Foods, Inc. (the "Company"), hereby certifies, as of the date hereof in connection with the execution, delivery and performance by the Company of the Credit Agreement, dated as of October ___, 2003 (the "Financing Agreement"), among the Company, various lenders party thereto, Fleet National Bank, Harris Trust and Savings Bank and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International," New York Branch, as co-documentation agents, SunTrust Bank, as syndication agent, and Deutsche Bank AG, New York Branch, as administrative agent under the Financing Agreement and with the consummation of the transactions contemplated thereby and the opinion of Jones Day (the "Opinion") delivered in connection therewith, as follows with respect to each Subsidiary:

         Attached as (a) Annex I hereto is a list of all material indentures, mortgages, deeds of trust, security and/or pledge agreements, guarantees, loan and/or credit agreements and other agreements or instruments (other than the Documents) and (b)Annex II hereto is a list of all decrees and orders, in each case in clause (a) and (b) above, to which the Subsidiaries are a party or that are otherwise binding upon the Subsidiaries or any of its assets or property and that contain financial or other covenants or provisions for defaults or events of default or similar events or occurrences or other provisions that otherwise would or could have the effect of (i) restricting the types of provisions that any other agreement to which any Subsidiary becomes a party may contain, (ii) restricting the conduct of any Subsidiary's business, the incurrence by any Subsidiary of indebtedness, guarantees, or other liabilities or obligations, or the creation of liens upon any of the Subsidiary's property or assets, or otherwise restricting the execution, delivery, and performance of, or the consummation of the transactions contemplated by, the Financing Agreement or any of the other Documents to which any Subsidiary is a party, or (iii) resulting in, or requiring the creation or imposition of, any lien upon any of the Subsidiary's assets or property as a result of the execution, delivery or performance of, or the consummation of the transactions contemplated by, any of the Documents to which a Subsidiary is a party.

         A true and complete copy of each of the above agreements, instruments and decrees and orders has heretofore been furnished to Jones Day.

         No default or event of default under, or violation of, any such agreement, instrument, or decree or order exists or, immediately after giving effect to entry into the Documents or consummation of any of the transactions contemplated thereby, will exist.

         The nature of the Subsidiaries' business and properties, and the purpose of the Subsidiaries, is to engage in the production and marketing of bakery products (the "Business"). Except for the Business, the Subsidiaries do not engage or propose to engage in any industry or business or activity, or own any property or asset, that causes or would cause it to be subject to special local, state or federal regulation not applicable to business organizations generally (including, without limitation, those regulations applicable only to banks, savings and loan institutions, insurance companies, public utilities or investment companies).

         To the best knowledge of each Subsidiary (i) no proceeding is pending in any jurisdiction for the dissolution or liquidation of any Subsidiary, and no Subsidiary has filed any certificate or order of dissolution, (ii) no event has occurred that has adversely affected the good standing of any Subsidiary under the laws of its state of organization, and each Subsidiary has paid all taxes currently due, if any, and taken all other action required by state law to maintain such good standing and (iii) no grounds exist for the revocation or forfeiture of any Subsidiary's organizational documents.

         Jones Day may rely upon the accuracy of all factual representations and warranties of the Subsidiaries contained in the Documents, in this Officer's Certificate and in all documents and certificates referred to therein or delivered in connection therewith.

         Capitalized terms used but not defined in this Officer's Certificate have the meanings ascribed to them in the Opinion.

         IN WITNESS WHEREOF, I have hereunto set my hand as of October ___, 2003

         ______________________________________
         Name:
         Title:

                                    EXHIBIT A

                        FLOWERS FOODS, INC. SUBSIDIARIES

                   ENTITY                                                       STATE OF ORGANIZATION
                   ------                                                       ---------------------
Flowers Finance, LLC                                                                      DE
Flowers Foods Bakeries Group, LLC                                                         GA
Flowers Bakeries Brands, Inc.                                                             DE
Flowers Baking Co. of Thomasville, LLC                                                    GA
Flowers Baking Co. of Villa Rica, LLC                                                     GA
Table Pride, LLC                                                                          GA
Flowers Baking Co. of Tucker, LLC                                                         GA
Flowers Baking Co. of Houston, LLC                                                        TX
Flowers Baking Co. of Texas, LLC                                                          TX
Flowers Baking Co. of Tyler, LLC                                                          GA
Flowers Baking Co. of San Antonio, LLC                                                    TX
Flowers Baking Co. of El Paso, LLC                                                        TX
San Antonio Baking Co., LLC                                                               TX
Austin Baking Co., LLC                                                                    TX
Corpus Christi Baking Co., LLC                                                            TX
Flowers Foods Specialty Group, LLC                                                        GA
Flowers Bakery of Atlanta, LLC                                                            GA
Flowers Bakery of Suwanee, LLC                                                            GA
Flowers Frozen Desserts, LLC                                                              GA
Flowers Frozen Desserts Sales Group, LLC                                                  GA
Flowers Foil Company, LLC                                                                 GA
Flowers Frozen Desserts of Pennsylvania, LLC                                              GA
Flowers Frozen Distributors, LLC                                                          GA
Flowers Baking Co. of Denton, LLC                                                         TX
Flowers Baking Co. of Batesville, Inc.                                                    AR
Flowers Baking Co. of Florida, LLC                                                        FL
Flowers Baking Co. of Miami, LLC                                                          FL

                   ENTITY                                                       STATE OF ORGANIZATION
                   ------                                                       ---------------------
Flowers Baking Co. of Jacksonville, LLC                                                   FL
Flowers Baking Co. of Bradenton, LLC                                                      FL
Flowers Baking Co. of Opelika, LLC                                                        AL
Bailey Street Bakery, LLC                                                                 AL
Flowers Baking Co. of Tuscaloosa, LLC                                                     AL
Flowers Baking Co. of Lafayette, LLC                                                      LA
Flowers Baking Co. of New Orleans, LLC                                                    LA
Flowers Baking Co. of Baton Rouge, LLC                                                    LA
Flowers Baking Co. of Jamestown, LLC                                                      NC
Franklin Baking Company, LLC                                                              NC
Flowers Baking Co. of Lynchburg, LLC                                                      VA
Flowers Baking Co. of Norfolk, LLC                                                        VA
Flowers Baking Co. of Morristown, LLC                                                     TN
Flowers Baking Co. of Memphis, LLC                                                        TN
Flowers Baking Co. of Nashville, LLC                                                      TN
West Tennessee Baking Co., LLC                                                            TN
Flowers Baking Co. of West Virginia, LLC                                                  WV
The Donut House, LLC                                                                      WV
Flowers Baking Co. of Texarkana, LLC                                                      AR
Flowers Baking Co. of Pine Bluff, LLC                                                     AR
Shipley Baking Company, LLC                                                               AR
Storck Baking Company, LLC                                                                WV
Flowers Bakery of London, LLC                                                             KY
Flowers Bakery of Crossville, LLC                                                         TN
Flowers Bakery Distributors, Inc.                                                         TN
Flowers Bakery of Cleveland, LLC                                                          TN
Flowers Bakery of Montgomery, LLC                                                         AL
Flowers Bakery of Birmingham, LLC                                                         AL
Flowers Frozen Desserts of Pembroke, LLC                                                  NC
Flowers Frozen Desserts of Spartanburg, LLC                                               SC

                   ENTITY                                                       STATE OF ORGANIZATION
                   ------                                                       ---------------------
Flowers Specialty Brands, Inc.                                                            SC
Flowers Frozen Desserts of Stilwell, LLC                                                  OK

                                     ANNEX I

1. Reimbursement Agreement between Flowers Baking Co. of Batesville, Inc., and Bank of America, N.A., dated October 1, 1997.

2. Mortgage and Security Agreement between Flowers Baking Co. of Batesville, Inc., and Bank of America, N.A., dated October 1, 1997.

3. Lease Agreement between Flowers Baking Co. of Batesville, Inc., and Independence County, Arkansas, dated October 1, 1997.

                                    ANNEX II

None.

                           EXHIBIT B TO OPINION LETTER

                                                                             DATE OF GOOD
                                                        STATE OF               STANDING              DATE QUALIFIED IN
                 ENTITY                               ORGANIZATION           CERTIFICATE                OTHER STATES
                 ------                               ------------           ------------            -----------------
Flowers Foods, Inc.                                        GA                   10/9/03                      -
Flowers Finance, LLC                                       DE                   10/9/03                      -
Flowers Baking Co. of Batesville, Inc.                     AR                  10/10/03                      -
Flowers Foods Bakeries Group, LLC                          GA                   10/9/03                      -
Flowers Bakeries Brands, Inc.                              DE                   10/9/03                      -
Flowers Baking Co. of Florida, LLC                         FL                  10/10/03                      -
Flowers Baking Co. of Miami, LLC                           FL                  10/10/03                      -
Flowers Baking Co. of Jacksonville, LLC                    FL                  10/10/03                 GA- 10/15/03
                                                                                                        SC- 10/10/03
Flowers Baking Co. of Bradenton, LLC                       FL                  10/10/03                      -
Flowers Baking Co. of Thomasville, LLC                     GA                   10/9/03                 AL- 10/10/03
                                                                                                        FL- 10/10/03
Flowers Baking Co. of Villa Rica, LLC                      GA                   10/9/03                 AL- 10/10/03
                                                                                                        TN- 10/10/03
Table Pride, LLC                                           GA                  10/10/03                      -
Flowers Baking Co. of Opelika, LLC                         AL                  10/10/03                  GA- 10/9/03
Bailey Street Bakery, LLC                                  AL                  10/10/03                  GA- 10/9/03
Flowers Baking Co. of Tucker, LLC                          GA                   10/9/03                      -
Flowers Baking Co. of Tuscaloosa, LLC                      AL                  10/10/03                  MS- 10/9/03
                                                                                                        TN- 10/10/03
Flowers Baking Co. of Lafayette, LLC                       LA                   10/9/03                      -
Flowers Baking Co. of New Orleans, LLC                     LA                   10/9/03                 AL- 10/10/03
                                                                                                         MS- 10/9/03
Flowers Baking Co. of Baton Rouge, LLC                     LA                   10/9/03                  MS- 10/9/03

                                                                             DATE OF GOOD
                                                        STATE OF               STANDING              DATE QUALIFIED IN
                 ENTITY                               ORGANIZATION           CERTIFICATE                OTHER STATES
                 ------                               ------------           ------------            -----------------
Flowers Baking Co. of Jamestown, LLC                       NC                  10/10/03                 SC- 10/10/03
Franklin Baking Company, LLC                               NC                  10/10/03
Flowers Baking Co. of Lynchburg, LLC                       VA                  10/10/03                      -
Flowers Baking Co. of Norfolk, LLC                         VA                  10/10/03                 NC- 10/10/03
Flowers Baking Co. of Morristown, LLC                      TN                  10/10/03                 SC- 10/10/03
                                                                                                        NC- 10/10/03
                                                                                                        VA- 10/10/03
Flowers Baking Co. of Memphis, LLC                         TN                  10/10/03                      -
Flowers Baking Co. of Nashville, LLC                       TN                  10/10/03                 KY- 10/10/03
West Tennessee Baking Co., LLC                             TN                  10/10/03                 AR- 10/10/03
                                                                                                        KY- 10/10/03
                                                                                                         MS- 10/9/03
Flowers Baking Co. of Houston, LLC                         TX                  10/23/03                      -
Flowers Baking Co. of West Virginia, LLC                   WV                  10/10/03                 KY- 10/10/03
                                                                                                         VA- 10/9/03
                                                                                                         OH- 10/9/03
Flowers Baking Co. of Texas, LLC                           TX                  10/23/03                      -
Flowers Baking Co. of Tyler, LLC                           GA                   10/9/03                  LA- 10/9/03
                                                                                                        OK- 10/13/03
                                                                                                        AR- 10/10/03
                                                                                                        MO- 10/10/03
                                                                                                        TX- 10/23/03
Flowers Baking Co. of San Antonio, LLC                     TX                  10/23/03                      -
Flowers Baking Co. of El Paso, LLC                         TX                  10/23/03                  NM- 10/9/03
                                                                                                         CO- 10/1/03
San Antonio Baking Co., LLC                                TX                  10/23/03                      -
Austin Baking Co., LLC                                     TX                  10/23/03                      -

                                                                             DATE OF GOOD
                                                        STATE OF               STANDING              DATE QUALIFIED IN
                 ENTITY                               ORGANIZATION           CERTIFICATE                OTHER STATES
                 ------                               ------------           ------------            -----------------
Corpus Christi Baking Co., LLC                             TX                  10/23/03                      -
Flowers Baking Co. of Texarkana, LLC                       AR                  10/10/03                      -
Flowers Baking Co. of Pine Bluff, LLC                      AR                  10/10/03                      -
Shipley Baking Company, LLC                                AR                  10/10/03                 OK- 10/13/03
                                                                                                        MO- 10/10/03
Storck Baking Company, LLC                                 WV                  10/10/03                 OH- 10/14/03
                                                                                                        PA- 10/15/03
Flowers Foods Specialty Group, LLC                         GA                   10/9/03                      -
Flowers Bakery of Atlanta, LLC                             GA                   10/9/03                      -
Flowers Bakery of Suwanee, LLC                             GA                   10/9/03                      -
Flowers Bakery of London, LLC                              KY                  10/10/03                      -
Flowers Bakery of Crossville, LLC                          TN                  10/10/03                      -
Flowers Bakery Distributors, Inc.                          TN                  10/10/03                      -
Flowers Bakery of Cleveland, LLC                           TN                  10/10/03                      -
Flowers Bakery of Montgomery, LLC                          AL                  10/10/03                      -
Flowers Bakery of Birmingham, LLC                          AL                  10/10/03                 AR- 10/10/03
                                                                                                        FL- 10/10/03
                                                                                                         GA- 10/9/03
                                                                                                         LA- 10/9/03
                                                                                                        MD- 10/10/03
                                                                                                         MS- 10/9/03
                                                                                                        NC- 10/10/03
                                                                                                        SC- 10/10/03
                                                                                                        TN- 10/10/03
                                                                                                        TX- 10/23/03
                                                                                                        VA- 10/10/03

                                                                             DATE OF GOOD
                                                        STATE OF               STANDING              DATE QUALIFIED IN
                 ENTITY                               ORGANIZATION           CERTIFICATE                OTHER STATES
                 ------                               ------------           ------------            -----------------
                                                                                                        WV- 10/10/03
Flowers Frozen Desserts, LLC                               GA                   10/9/03                      -
Flowers Frozen Desserts of Pembroke, LLC                   NC                  10/10/03                      -
Flowers Frozen Desserts Sales Group, LLC                   GA                   10/9/03                 CA- 10/10/03
                                                                                                        KY- 10/10/03
                                                                                                         LA- 10/9/03
                                                                                                        MN- 10/10/03
                                                                                                         OH- 10/9/03
                                                                                                        PA- 10/15/03
                                                                                                        TN- 10/10/03
Flowers Foil Company, LLC                                  GA                   10/9/03                 PA- 10/15/03
Flowers Frozen Desserts of Pennsylvania, LLC               GA                   10/9/03                 PA- 10/15/03
Flowers Frozen Desserts of Spartanburg, LLC                SC                  10/10/03                      -
Flowers Frozen Distributors, LLC                           GA                   10/9/03                      -
Flowers Specialty Brands, Inc.                             SC                  10/10/03                      -
Flowers Frozen Desserts of Stilwell, LLC                   OK                  10/13/03                      -
Flowers Baking Co. of Denton, LLC                          TX                  10/23/03                      -

                                                                    EXHIBIT E-2


                                October 27, 2003

To the Lenders and the Agents
 Referred to Below
c/o Deutsche Bank AG, New York Branch
60 Wall Street
New York, New York 10005

                             Re: Flowers Foods, Inc.

Ladies/Gentlemen:

         I am General Counsel for Flowers Foods, Inc., a Georgia corporation (the "Company"), and special counsel for the directly and indirectly wholly owned subsidiaries of the Company listed on Schedule 1 to this opinion letter (each, individually, a "Subco," and collectively, the "Subcos") in connection with the Credit Agreement, dated as of October 24, 2003 ( the "Financing Agreement"), among the Company, the financial institutions listed on the signature pages thereof (the "Lenders"), Fleet National Bank, Harris Trust and Savings Bank and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International," New York Branch, as co-documentation agents, SunTrust Bank, as syndication agent, and Deutsche Bank AG, New York Branch, as administrative agent under the Financing Agreement (in such capacity, the "Agent"). The Company and the Subcos are sometimes referred to herein individually as a "Transaction Party" and collectively as the "Transaction Parties." This opinion letter is delivered to you pursuant to Section 5.03 of the Financing Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Financing Agreement. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on my part except to the extent, if any, otherwise expressly stated, and I express no opinion with respect to the subject matter or accuracy of the assumptions or items upon which I have relied.

         In connection with the opinions expressed herein, I have examined such documents, records and matters of law as I have deemed necessary for the purposes of such opinions. I have examined, among other documents, the following:

         (1)      an executed copy of the Financing Agreement;

         (2) a copy of each of the Revolving Notes and the Swingline Note executed and delivered on the date hereof (the "Notes"); and

         (3) an executed copy of the Subsidiaries Guaranty, dated as of October 24, 2003 (the "Guaranty"), of the Subcos for the benefit of the Agent and the Lenders.

         The documents referred to in items (1) through (3) above, inclusive, are referred to herein collectively as the "Documents."

         In all such examinations, I have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to me as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein, I have relied upon, and assume the accuracy of, representations and warranties contained in the Documents and certificates and oral or written statements and other information of or from representatives of the Transaction Parties and others and assume compliance on the part of the Transaction Parties with their covenants and agreements contained therein. In connection with the opinions expressed in the first sentence of paragraph (a) below, I have relied solely upon certificates of public officials as to the factual matters set forth therein and have assumed that such public officials have performed their statutory and regulatory duties with respect to the issuance of such certificates. With respect to the opinions expressed in clause (i) in paragraph
(a) below my opinions as to the business activities and properties of the Transaction Parties are limited to only those laws and regulations that, in my experience, are normally applicable to transactions of the type contemplated by the Documents.

         Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, I am of the opinion that:

         (a) Each Transaction Party is (x) a corporation or limited liability company, as the case may be, in good standing under the laws of the state of its organization, and (y) is authorized or qualified to do business and is in good standing as a foreign corporation or limited liability company, as the case may be, in the case of this clause (y), each jurisdiction, and as of the dates, listed on Exhibit A hereto. Each Transaction Party has the corporate or limited liability company power and authority, as the case may be, (i) to own its properties and conduct its business and (ii) to enter into and to incur and perform its obligations under the Documents to which it is a party.

         (b) The execution and delivery to the Agent and the Lenders by each Transaction Party of the Documents to which it is a party and the performance by such Transaction Party of its obligations thereunder (i) have been duly authorized by all necessary corporate and shareholder, or limited liability company and member, as the case may be, action in respect of such Transaction Party and (ii) do not contravene any provision of the Certificate of Incorporation or By-laws or Certificate of Formation or Limited Liability Company Agreement, as applicable, of such Transaction Party.

         The opinions set forth above are subject to the following qualifications and limitations:

         (A) I am a member of the Bars of the States of Georgia, Alabama and Florida and in rendering the foregoing opinions, my examination of matters of law has been limited to the laws of the States of Alabama and Florida and the federal laws of the United States of America with respect to those Subcos organized and existing under the laws of the States of Alabama and Florida. I do not hold myself out as being conversant with the laws of any jurisdiction other than those of the States of Alabama and Florida. With respect to those Subcos organized and existing under the laws of states other than the States of Alabama and Florida, the foregoing opinions are based solely upon my review of the generally available compilations of the general corporate statutes or limited liability statutes, as the case may be, of such jurisdictions.

         (B) My opinions are limited to those expressly set forth herein, and I express no opinions by implication.

         The opinions expressed herein are solely for the benefit of the addressees hereof and of any other person or entity becoming a Lender or Agent under the Financing Agreement, in each case above, in connection with the transaction referred to herein and may not be relied on by such addressees or such other person or entity for any other purpose or in any manner or for any purpose by any other person or entity.

                                                          Very truly yours,

                                   SCHEDULE 1

                        FLOWERS FOODS, INC. SUBSIDIARIES
                        (excluding GA, DE, TX and Mexico)

                  ENTITY                                             STATE OF ORGANIZATION
                  ------                                             ---------------------
Flowers Baking Co. of Batesville, Inc.                                        AR
Flowers Baking Co. of Florida, LLC                                            FL
Flowers Baking Co. of Miami, LLC                                              FL
Flowers Baking Co. of Jacksonville, LLC                                       FL
Flowers Baking Co. of Bradenton, LLC                                          FL
Flowers Baking Co. of Opelika, LLC                                            AL
Bailey Street Bakery, LLC                                                     AL
Flowers Baking Co. of Tuscaloosa, LLC                                         AL
Flowers Baking Co. of Lafayette, LLC                                          LA
Flowers Baking Co. of New Orleans, LLC                                        LA
Flowers Baking Co. of Baton Rouge, LLC                                        LA
Flowers Baking Co. of Jamestown, LLC                                          NC
Franklin Baking Company, LLC                                                  NC
Flowers Baking Co. of Lynchburg, LLC                                          VA
Flowers Baking Co. of Norfolk, LLC                                            VA
Flowers Baking Co. of Morristown, LLC                                         TN
Flowers Baking Co. of Memphis, LLC                                            TN
Flowers Baking Co. of Nashville, LLC                                          TN
West Tennessee Baking Co., LLC                                                TN
Flowers Baking Co. of West Virginia, LLC                                      WV

                  ENTITY                                             STATE OF ORGANIZATION
                  ------                                             ---------------------
The Donut House, LLC                                                          WV
Flowers Baking Co. of Texarkana, LLC                                          AR
Flowers Baking Co. of Pine Bluff, LLC                                         AR
Shipley Baking Company, LLC                                                   AR
Storck Baking Company, LLC                                                    WV
Flowers Bakery of London, LLC                                                 KY
Flowers Bakery of Crossville, LLC                                             TN
Flowers Bakery Distributors, Inc.                                             TN
Flowers Bakery of Cleveland, LLC                                              TN
Flowers Bakery of Montgomery, LLC                                             AL
Flowers Bakery of Birmingham, LLC                                             AL
Flowers Frozen Desserts of Pembroke, LLC                                      NC
Flowers Frozen Desserts of Spartanburg, LLC                                   SC
Flowers Specialty Brands, Inc.                                                SC
Flowers Frozen Desserts of Stilwell, LLC                                      OK

                                    EXHIBIT A

                                                                           DATE OF GOOD
                                                       STATE OF              STANDING              DATE QUALIFIED IN
                     ENTITY                          ORGANIZATION           CERTIFICATE              OTHER STATES
                     ------                          ------------          ------------            -----------------
Flowers Foods, Inc.                                       GA                   10/9/03                     -
Flowers Finance, LLC                                      DE                   10/9/03                     -
Flowers Baking Co. of Batesville, Inc.                    AR                  10/10/03                     -
Flowers Foods Bakeries Group, LLC                         GA                   10/9/03                     -
Flowers Bakeries Brands, Inc.                             DE                   10/9/03                     -
Flowers Baking Co. of Florida, LLC                        FL                  10/10/03                     -
Flowers Baking Co. of Miami, LLC                          FL                  10/10/03                     -
Flowers Baking Co. of Jacksonville, LLC                   FL                  10/10/03               GA- 10/15/03
                                                                                                     SC- 10/10/03
Flowers Baking Co. of Bradenton, LLC                      FL                  10/10/03                     -
Flowers Baking Co. of Thomasville, LLC                    GA                   10/9/03               AL- 10/10/03
                                                                                                     FL- 10/10/03
Flowers Baking Co. of Villa Rica, LLC                     GA                   10/9/03               AL- 10/10/03
                                                                                                     TN- 10/10/03
Table Pride, LLC                                          GA                  10/10/03                     -
Flowers Baking Co. of Opelika, LLC                        AL                  10/10/03                GA- 10/9/03
Bailey Street Bakery, LLC                                 AL                  10/10/03                GA- 10/9/03
Flowers Baking Co. of Tucker, LLC                         GA                   10/9/03                     -
Flowers Baking Co. of Tuscaloosa, LLC                     AL                  10/10/03                MS- 10/9/03
                                                                                                     TN- 10/10/03
Flowers Baking Co. of Lafayette, LLC                      LA                   10/9/03                     -
Flowers Baking Co. of New Orleans, LLC                    LA                   10/9/03               AL- 10/10/03
                                                                                                      MS- 10/9/03

                                                                           DATE OF GOOD
                                                       STATE OF              STANDING               DATE QUALIFIED IN
                     ENTITY                          ORGANIZATION           CERTIFICATE               OTHER STATES
                     ------                          ------------          ------------             -----------------
Flowers Baking Co. of Baton Rouge, LLC                    LA                   10/9/03                 MS- 10/9/03
Flowers Baking Co. of Jamestown, LLC                      NC                  10/10/03                SC- 10/10/03
Franklin Baking Company, LLC                              NC                  10/10/03
Flowers Baking Co. of Lynchburg, LLC                      VA                  10/10/03                      -
Flowers Baking Co. of Norfolk, LLC                        VA                  10/10/03                NC- 10/10/03
Flowers Baking Co. of Morristown, LLC                     TN                  10/10/03                SC- 10/10/03
                                                                                                      NC- 10/10/03
                                                                                                      VA- 10/10/03
Flowers Baking Co. of Memphis, LLC                        TN                  10/10/03                      -
Flowers Baking Co. of Nashville, LLC                      TN                  10/10/03                KY- 10/10/03
West Tennessee Baking Co., LLC                            TN                  10/10/03                AR- 10/10/03
                                                                                                      KY- 10/10/03
                                                                                                       MS- 10/9/03
Flowers Baking Co. of Houston, LLC                        TX                  10/23/03                      -
Flowers Baking Co. of West Virginia, LLC                  WV                  10/10/03                KY- 10/10/03
                                                                                                       VA- 10/9/03
                                                                                                       OH- 10/9/03
Flowers Baking Co. of Texas, LLC                          TX                  10/23/03                      -
Flowers Baking Co. of Tyler, LLC                          GA                   10/9/03                 LA- 10/9/03
                                                                                                      OK- 10/13/03
                                                                                                      AR- 10/10/03
                                                                                                      MO- 10/10/03
                                                                                                      TX- 10/23/03
Flowers Baking Co. of San Antonio, LLC                    TX                  10/23/03                      -
Flowers Baking Co. of El Paso, LLC                        TX                  10/23/03                 NM- 10/9/03
                                                                                                       CO- 10/1/03
San Antonio Baking Co., LLC                               TX                  10/23/03                      -

                                                                           DATE OF GOOD
                                                       STATE OF              STANDING              DATE QUALIFIED IN
                ENTITY                               ORGANIZATION           CERTIFICATE              OTHER STATES
                ------                               ------------          ------------            -----------------
Austin Baking Co., LLC                                    TX                  10/23/03                     -
Corpus Christi Baking Co., LLC                            TX                  10/23/03                     -
Flowers Baking Co. of Texarkana, LLC                      AR                  10/10/03                     -
Flowers Baking Co. of Pine Bluff, LLC                     AR                  10/10/03                     -
Shipley Baking Company, LLC                               AR                  10/10/03               OK- 10/13/03
                                                                                                     MO- 10/10/03
Storck Baking Company, LLC                                WV                  10/10/03               OH- 10/14/03
                                                                                                     PA- 10/15/03
                                                          GA                   10/9/03                     -
Flowers Foods Specialty Group, LLC                        GA                   10/9/03                     -
Flowers Bakery of Atlanta, LLC                            GA                   10/9/03                     -
Flowers Bakery of Suwanee, LLC                            KY                  10/10/03                     -
Flowers Bakery of London, LLC                             TN                  10/10/03                     -
Flowers Bakery of Crossville, LLC                         TN                  10/10/03                     -
Flowers Bakery Distributors, Inc.                         TN                  10/10/03                     -
Flowers Bakery of Cleveland, LLC                          AL                  10/10/03                     -
Flowers Bakery of Montgomery, LLC                         AL                  10/10/03               AR- 10/10/03
Flowers Bakery of Birmingham, LLC                                                                    FL- 10/10/03
                                                                                                      GA- 10/9/03
                                                                                                      LA- 10/9/03
                                                                                                     MD- 10/10/03
                                                                                                      MS- 10/9/03
                                                                                                     NC- 10/10/03
                                                                                                     SC- 10/10/03
                                                                                                     TN- 10/10/03
                                                                                                     TX- 10/23/03

                                                                           DATE OF GOOD
                                                       STATE OF              STANDING               DATE QUALIFIED IN
                     ENTITY                          ORGANIZATION           CERTIFICATE                OTHER STATES
                     ------                          ------------          ------------             -----------------
                                                                                                       VA- 10/10/03
                                                                                                       WV- 10/10/03
Flowers Frozen Desserts, LLC                              GA                   10/9/03                      -
Flowers Frozen Desserts of Pembroke, LLC                  NC                  10/10/03                      -
Flowers Frozen Desserts Sales Group, LLC                  GA                   10/9/03                 CA- 10/10/03
                                                                                                       KY- 10/10/03
                                                                                                        LA- 10/9/03
                                                                                                       MN- 10/10/03
                                                                                                        OH- 10/9/03
                                                                                                       PA- 10/15/03
                                                                                                       TN- 10/10/03
Flowers Foil Company, LLC                                 GA                   10/9/03                 PA- 10/15/03
Flowers Frozen Desserts of Pennsylvania, LLC              GA                   10/9/03                 PA- 10/15/03
Flowers Frozen Desserts of Spartanburg, LLC               SC                  10/10/03                      -
Flowers Frozen Distributors, LLC                          GA                   10/9/03                      -
Flowers Specialty Brands, Inc.                            SC                  10/10/03                      -
Flowers Frozen Desserts of Stilwell, LLC                  OK                  10/13/03                      -
Flowers Baking Co. of Denton, LLC                         TX                  10/23/03                      -

                                                                       EXHIBIT F

                              OFFICERS' CERTIFICATE

                  I, the undersigned, [Authorized Representative] of [Name of Credit Party], a corporation organized and existing under the laws of the State of _________ (the "Company"), do hereby certify on behalf of the Company that:

                  1. This Certificate is furnished pursuant to Section [5.02] [5.04(a)] of the Credit Agreement, dated as of October 24, 2003, among Flowers Foods, Inc. [the Company], certain financial institutions from time to time party thereto, Fleet National Bank, Harris Trust and Savings Bank and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Co-Documentation Agents, SunTrust Bank, as Syndication Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                  2. The following named individuals are elected officers of the Company, each of which holds the office of the Company set forth opposite his name as of the date hereof. The signature written opposite the name and title of each such officer is his genuine signature.

        Name(1)                        Office                     Signature
        -------                        ------                     ---------
____________________               _______________            __________________

____________________               _______________            __________________

____________________               _______________            __________________

                  3. Attached hereto as Annex A is a certified copy of the [Certificate of Incorporation] [Articles of Incorporation] [Certificate of Formation] of the Company, as filed in the Office of the Secretary of State of the State of _______ on ___________, ____, together with all amendments thereto adopted through the date hereof.

                  4. Attached hereto as Annex B is a true and correct copy of the [By-Laws] [Limited Liability Company Agreement] [Partnership Agreement] of the Company together with all amendments thereto adopted through the date hereof which [were] [was] duly adopted and [are] [is] in full force and effect on the date hereof.

                  5. Attached hereto as Annex C is a true and correct copy of resolutions which were duly adopted on __________, ____ [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a

-----------------

(1) Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate or related documentation.

                                                                       Exhibit F
                                                                          Page 2

quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the Credit Documents to which the Company is party.

                  [6.      On the date hereof, all of the applicable conditions
set forth in Sections 5.07, 5.08, 5.09, 5.12 and 6.02 of the Credit Agreement have been satisfied.](2)

                  [6.][7.] On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, both before and after giving effect to the incurrence of the Loans on the date hereof and the application of the proceeds thereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  [7.][8.] On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the incurrence of the Loans on the date hereof or from the application of the proceeds thereof.

                  [8.][9.] There is no proceeding for the dissolution or liquidation of the Company or threatening its existence.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of October, 2003.

                                                     [NAME OF CREDIT PARTY]

                                                     By________________________
                                                       Name:
                                                       Title:

-----------------

(2)      Insert only in Officers' Certificate of the Borrower.

                                                                       Exhibit F
                                                                          Page 3

                  I, the undersigned, [Authorized Representative] of the Company, do hereby certify on behalf of the Company that:

                  1. [Name of Person making above certifications] is the duly elected and qualified [Authorized Representative] of the Company and the signature above is his genuine signature.

                  2. The certifications made by [name of Person making above certifications] on behalf of the Company in Items 2, 3, 4, 5, and [7][9] above are true and correct.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _________, 200__.

                                                  [NAME OF CREDIT PARTY]

                                                  By___________________________
                                                    Name:
                                                    Title:

                                                                       EXHIBIT G

                              SUBSIDIARIES GUARANTY

                  SUBSIDIARIES GUARANTY, dated as of October 24, 2003 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each a "Guarantor," and together with any other entity that becomes a guarantor hereunder pursuant to Section 26 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

                  WHEREAS, Flowers Foods, Inc., various financial institutions from time to time party thereto (the "Lenders"), Fleet National Bank, Harris Trust and Savings Bank and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Co-Documentation Agents (in such capacity, collectively, the "Co-Documentation Agents"), SunTrust Bank, as Syndication Agent (in such capacity, the "Syndication Agent"), and Deutsche Bank AG, New York Branch, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent") are parties to that certain Credit Agreement, dated as of October 24, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, the Co-Documentation Agents, the Syndication Agent and the Administrative Agent are herein called the "Creditors");

                  WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

                  WHEREAS, each Guarantor is required to execute and deliver this Guaranty pursuant to the Credit Agreement; and

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

                  1. Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees: to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued under the Credit Agreement and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower to the Lender Creditors under the Credit Agreement and each other Credit Document to which the Borrower is a party (including, without limitation, indemnities, Fees and interest thereon including, in each case, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the

                                                                       Exhibit G
                                                                          Page 2

rate provided for in the Credit Agreement, whether or not such interest is an allowed claim in any such proceeding), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and any such other Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations being herein collectively called the "Guaranteed Obligations." Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

                  2. Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due and payable by the Borrower upon the occurrence of any of the events specified in Section 10.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in Dollars. This Guaranty shall constitute a guaranty of payment, and not of collection.

                  3. The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Creditors as contemplated in Section 6 hereof or
(g) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

                  4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, other guarantor, or the any Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

                  5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment,

                                                                       Exhibit G
                                                                          Page 3

demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor or the Borrower).

                  6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, and without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

(b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

(c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party, any Subsidiary thereof or otherwise act or refrain from acting;

(d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower, or other obligors;

(e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Creditors;

(f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

(g) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements;

(h) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

                                                                       Exhibit G
                                                                          Page 4

(i) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

                  7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  8. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors, and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash (other than contingent indemnification obligations that are not then due and payable).

                  9. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Creditors to:
(i) proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full in cash of the Guaranteed Obligations in accordance with the terms thereof, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full in cash of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent, or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such

                                                                       Exhibit G
                                                                          Page 5

sale is commercially reasonable, or exercise any other right or remedy the Creditors may have against the Borrower, or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash in accordance with the terms thereof. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower, or any other party or any security.

                  (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                  10. Each Creditor agrees (by its acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations) and that no other Creditor shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or, after all the Credit Document Obligations have been paid in full (other than contingent indemnification obligations that are not then due and payable), by the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Creditors upon the terms of this Guaranty. Each Creditor further agrees (by its acceptance of the benefits of this Guaranty) that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder).

                  11. In order to induce the Lenders to continue to make Loans to, and issue Letters of Credit for the account of, the Borrower pursuant to the Credit Agreement, each Guarantor represents, warrants and covenants that:

(a) Such Guarantor (i) is a duly organized and validly existing corporation, limited liability company or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization of formation, (ii) has the corporate, limited liability company or partnership power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications, except for failures to be so qualified that, individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect.

                                                                       Exhibit G
                                                                          Page 6

(b) Such Guarantor has the corporate, limited liability company or partnership power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is party and has taken all necessary corporate, limited liability company or partnership action, as the case may be, to authorize the execution, delivery and performance by it of this Guaranty and each such other Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is party, and this Guaranty and each such other Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than Permitted Liens) upon any of the material properties or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument, to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate or Articles of Incorporation or By-Laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

(d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Credit Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

(e) There are no actions, suits or proceedings pending or, threatened in writing (i) with respect to this Guaranty or any other Credit Document to which such Guarantor is a party, or (ii) with respect to such Guarantor that, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect.

                  12. Each Guarantor covenants and agrees that on and after the Effective Date and until the termination of the Total Commitment, and until such time as no Note or Letter of Credit remains outstanding and all Guaranteed Obligations have been paid in full (other than contingent indemnification obligations that are not then due and payable), such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 8 and 9 of the Credit Agreement, and will take, or will refrain

                                                                       Exhibit G
                                                                          Page 7

from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

                  13. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty and of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including in each case, without limitation, the reasonable fees and disbursements of counsel employed by each Creditor).

                  14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

                  15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of either the Required Lenders (or to the extent required by Section 13.12 of the Credit Agreement, each Lender) at all times prior to the time on which the Total Commitment has been terminated and all Credit Document Obligations have been paid in full.

                  16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents, has been made available to its principal executive officers and such officers are familiar with the contents thereof.

                  17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement each Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by Creditor (including without limitation, by branches and agencies of such Creditor wherever located) to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

                  18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of any Lender Creditor, as provided in the Credit Agreement, and (ii) in the case of any Guarantor, c/o Flowers Foods, Inc., 1919 Flowers Circle, Thomasville, GA 31757, Telephone: (229) 227-2278, Facsimile No.:
(229) 225-3808 Attention: Kirk L. Tolbert or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                                                                       Exhibit G
                                                                          Page 8

                  19. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower) then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York Branch, in each case located in the County of New York Branch, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth in Section 18 hereof, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

                  (b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause
(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) EACH GUARANTOR AND EACH CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM

                                                                       Exhibit G
                                                                          Page 9

ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement)), such Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Borrower or another Subsidiary thereof) be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

                  22. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment pursuant to the preceding sentences; provided that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 22 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 22: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities,

                                                                       Exhibit G
                                                                         Page 10

but without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 22, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash (other than contingent indemnification obligations that are not then due and payable). Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

                  23. Each Guarantor and each Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                  24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

                  25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

                  26. It is understood and agreed that any Subsidiary of any Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by executing and delivering a counterpart hereof (or an assumption agreement or a Joinder Agreement in respect of) to the Administrative Agent.

                                      * * *

                                                                       Exhibit G
                                                                         Page 11

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                         [INSERT SUBSIDIARY GUARANTORS]

                                         By:____________________________________
                                            Name:
                                            Title:

Accepted and Agreed to:

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent

By:________________________________________
   Name:
   Title:

By:________________________________________
   Name:
   Title:

                                                                       EXHIBIT H

                              SOLVENCY CERTIFICATE

                  I, the undersigned, the Chief Financial Officer of Flowers Foods, Inc., a Georgia corporation (the "Company"), do hereby certify in such capacity and on behalf of the Company that:

                  1. This Certificate is furnished to the Agents and each of the Lenders pursuant to Section 5.11(a) of the Credit Agreement, dated as of October 24, 2003, among the Company, the lenders party thereto from time to time (the "Lenders"), Fleet National Bank, Harris Trust and Savings Bank and Cooperatieve Centrale Raiffeisen-Boerenleen Bank, B.A., "Rabobank International", New York Branch, as Co-Documentation Agents, SunTrust Bank, as Syndication Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                  2. For purposes of this Certificate, the terms below shall have the following definitions:

         (a)      "Fair Value"

                  The amount at which the assets, in their entirety, of each of the Company on a stand-alone basis and the Company and its Subsidiaries taken as a whole, would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

         (b)      "Present Fair Salable Value"

                  The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of each of the Company on a stand-alone basis and the Company and its Subsidiaries taken as a whole, are sold with reasonable promptness under normal selling conditions in a current market.

         (c)      "New Financing"

                  The Indebtedness incurred or to be incurred by the Company and its Subsidiaries under the Credit Documents (assuming the full utilization by the Company of the Total Commitment under the Credit Agreement), after giving effect to the Transaction and all financing contemplated therewith.

         (d)      "Stated Liabilities"

                  The recorded liabilities that would be recorded in accordance with generally accepted accounting principles ("GAAP") of the Company on a stand-alone basis, and of the Company and its Subsidiaries taken as a whole, as of the date hereof after giving effect to Transaction, determined in accordance with GAAP consistently applied, together with the amount of all New Financing.

         (e)      "Identified Contingent Liabilities"

                  The maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of each of the Company on a stand-alone basis and the Company and its Subsidiaries taken as a whole, after giving effect to the Transaction, as identified and explained in terms of their nature and estimated magnitude by responsible officers of the Company or any of its Subsidiaries or that have been identified as such by an officer of the Company or any of its Subsidiaries.

         (f) "Will be able to pay its Stated Liabilities and Identified Contingent Liabilities, as they mature"

                  For the period from the date hereof through the stated maturity of all the New Financing, each of the Company on a stand-alone basis and the Company and its Subsidiaries taken as a whole, will have sufficient assets and cash flow to pay its Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or otherwise become payable.

         (g)      "Does not have Unreasonably Small Capital"

                  For the period from the date hereof through the stated maturity of all the New Financing, each of the Company on a stand-alone basis and the Company and its Subsidiaries taken as a whole, after consummation of the Transaction and all Indebtedness being incurred or assumed and Liens created by the Company and its Subsidiaries in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern.

                  3. For purposes of this Certificate, I, other officers of the Company and its Subsidiaries under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

         (a)      I have reviewed the financial statements referred to in
                  Section 7.05 of the Credit Agreement.

         (b) I have made inquiries of certain officials of the Company and its Subsidiaries who have responsibility for financial and accounting matters regarding the existence and amount of Identified Contingent Liabilities associated with the respective businesses of the Company and its Subsidiaries.

         (c) I have knowledge of and have reviewed to my satisfaction the Credit Documents and the respective Schedules and Exhibits thereto.

         (d)      With respect to Identified Contingent Liabilities, I:

                  1. inquired of certain officials of the Company and its Subsidiaries who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all contingent liabilities known to them;

                  2. confirmed with officers of the Company and its Subsidiaries that, to the best of such officers' knowledge, (i) all appropriate items were included in Stated Liabilities or Identified Contingent Liabilities and (ii) the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof; and

                  3. hereby certify that, to the best of my knowledge, all material Identified Contingent Liabilities that may arise from any pending litigation, asserted claims and assessments, guarantees, uninsured risks and other Identified Contingent Liabilities of the Company and its Subsidiaries (exclusive of such Identified Contingent Liabilities to the extent reflected in Stated Liabilities) (after giving effect to the consummation the Transaction and the incurrence of all financings in connection therewith) have been considered in making the certification set forth in paragraph 4 below, and with respect to each such Identified Contingent Liability, the estimable maximum amount of liability with respect thereto was used in making such certification.

         (e) I have made inquiries of certain officers of the Company and its Subsidiaries who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause either the Company on a stand-alone basis or the Company and its Subsidiaries taken as a whole, in each case after giving effect to the Transaction and the related financing transactions (including the incurrence of the New Financing), to (i) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of Stated Liabilities and Identified Contingent Liabilities; (ii) have Unreasonably Small Capital; or (iii) not be able to pay its Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

                  4. Based on and subject to the foregoing, I, in my capacity as the chief financial officer of the Company, hereby certify on behalf of the Company that, after giving effect to the Transaction and the related financing transactions (including the incurrence of the New Financing), it is my informed opinion that (i) the Fair Value and Present Fair Salable Value of the assets of each of the Company on a stand-alone basis and the Company and its Subsidiaries taken as a whole, exceed its Stated Liabilities and Identified Contingent Liabilities; (ii) neither the Company on a stand-alone basis nor the Company and its Subsidiaries taken as a whole, has Unreasonably Small Capital; and (iii) each of the Company on a stand-alone basis and the Company and its Subsidiaries taken as a whole, as the case may be, will be able to pay its Stated Liabilities and Identified Contingent Liabilities, as they mature or otherwise become payable.* * *

                  IN WITNESS WHEREOF, I have hereto set my hand this __ day of October, 2003.

                                                          FLOWERS FOODS, INC.

                                                          By____________________
                                                            Name:
                                                            Title:

                                                                       EXHIBIT I

                                   ASSIGNMENT
                                       AND
                              ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this "Assignment"), is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the "Assignor") and the Assignee identified in item 2 below (the "Assignee"). Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 hereto (the "Standard Terms and Conditions") are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represent the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including Letters of Credit and Swingline Loans) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.       Assignor:                     ____________________________

2.       Assignee:                     ____________________________

3.       Credit Agreement:             Credit  Agreement,  dated as of  October
                                       24, 2003, as amended, restated,
                                       supplemented or otherwise modified from
                                       time to time, the "Credit Agreement",
                                       among Flowers Foods, Inc., the Lenders
                                       party thereto from time to time, Fleet
                                       National Bank, Harris Trust and Savings
                                       Bank and Cooperatieve Centrale
                                       Raiffeisen-Boerenleenbank B.A., "Rabobank
                                       International", New York Branch, as
                                       Co-Documentation Agents, SunTrust Bank,
                                       as Syndication Agent, and Deutsche Bank
                                       AG, New York Branch, as Administrative
                                       Agent.

                                                                       Exhibit I
                                                                          Page 2

4. Assigned Interest:

        Aggregate Amount of                          Amount of                Percentage Assigned
Commitments/Revolving Loans for all            Commitments/Revolving            of Commitments/
              Lenders                             Loans Assigned               Revolving Loans(1)
-----------------------------------            ---------------------          -------------------
                $                                        $

Effective Date ___________, ____, 200__.

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR                                    ASSIGNEE
[NAME OF ASSIGNOR]                          [NAME OF ASSIGNEE](2)
     By:____________________________            By:_____________________________
     Name:                                      Name:
     Title                                      Title:

                                            Payment Instructions:
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            Attention:__________________________

                                            Reference:

                                            Address for Notices:
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            Relationship Contact:_______________

--------------------
(1) Set forth, to at least 9 decimals, as a percentage of the Commitments/ Revolving Loans of all Lenders thereunder.

(2) Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

                                                                       Exhibit I
                                                                          Page 3

[Consented to and](3) Accepted:

DEUTSCHE BANK AG, NEW YORK BRANCH,
  as Administrative Agent

     By:______________________________________________
     Name:
     Title:

[Consented to:

-----------------
(3) Insert only if assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement.

                                                                       Exhibit I
                                                                          Page 4

FLOWERS FOODS, INC.

     By:_____________________________________________
     Name:
     Title:](4)

[Consented to:

[Insert signature blocks for each Issuing Lender](5)

----------------------
(4) Insert only if (x) assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement and (y) no Default or Event of Default then exists.

(5) Insert only if assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement.

                                                                         ANNEX 1

                               Flowers Foods, Inc.

                                CREDIT AGREEMENT

                  STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                            AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto, other than this Assignment, or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Documents.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute an deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Transferee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.05(a) or 8.01(a) or (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision and (v) if it is organized under the laws of a jurisdiction outside the United States, attached to this Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payment. From and after the Effective Date, the Administrative Agent shall make all payments in respect to the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

                                                                         Annex 1
                                                                          Page 2

3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS).

                                                                       EXHIBIT J

                             COMPLIANCE CERTIFICATE

                  This Compliance Certificate is delivered to you pursuant to
Section 8.01(c) of the Credit Agreement, dated as of October 24, 2003 (as amended, supplemented or modified from time to time, the "Credit Agreement"), among Flowers Foods, Inc. (the "Borrower"), the lenders from time to time party thereto, Fleet National Bank, Harris Trust and Savings Bank and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Co-Documentation Agents, SunTrust Bank, as Syndication Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

                  1. I am the duly elected, qualified and acting __________[Insert title of the Authorized Representative].

                  2. I have reviewed and am familiar with the contents of this Compliance Certificate. The matters set forth herein are true to the best of my knowledge after due inquiry.

                  3. I have reviewed the terms of the Credit Agreement and the other Credit Documents and have made or caused to be made under my supervision a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by the financial statements attached hereto as ANNEX 1 (the "Financial Statements"). Such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence, as of the date of this Compliance Certificate, of any condition or event which constitutes a Default or an Event of Default [, except as set forth below].

                  4. Attached hereto as ANNEX 2 are the computations showing (in reasonable detail) compliance with the covenants specified therein.

                  5. Attached hereto as ANNEX 3 is the information required by Section 8.01(c)(ii) of the Credit Agreement as of the date of this Compliance Certificate and the Borrower and its Subsidiaries have taken all actions required to be taken by them pursuant to Section 8.11 of the Credit Agreement with respect to any new Subsidiaries in connection with the information set forth on ANNEX 3.

                  IN WITNESS WHEREOF, I have executed this Compliance Certificate this ____ day of ______.

                                                     FLOWERS FOODS, INC.

                                                     By: ______________________
                                                         Name:
                                                         Title:

                                                                         ANNEX 1

                [Applicable Financial Statements To Be Attached]

\
                                                                         ANNEX 2

                  The information described herein is as of _________, ____ (the "Computation Date") and, except as otherwise indicated below, pertains to the period from __________ __, ____ to _______ __, ____ (the "Test Period").

Negative and Financial Covenants

A.       Liens (Section 9.01)

         a.  Liens included in 9.01(xii) basket outstanding as of
            the Computation Date (other than Liens in respect of
            secured Permitted Subsidiary Indebtedness)                                  $__________

         b.  Permitted Subsidiary Indebtedness outstanding as of
             the Computation Date                                                       $__________

         c.  The sum of line a and line b                                               $__________

         d.  Maximum Amount allowable                                                   $75,000,000

B.       Financial Covenants

                  1.       Leverage Ratio (Section 9.07)

                           a.      Consolidated Indebtedness(1) as
                                   at the Computation Date                              $__________

                           b.      Consolidated EBITDA(2)
                                   for the Test Period                                  $__________

                           c.      Ratio of line a to line b                            ______:1.00

                           d.      Maximum Covenant Level                               ______:1.00

--------------------------
(1) Attach hereto in reasonable detail the calculations required to arrive at Consolidated Indebtedness.

(2) Attach hereto in reasonable detail the calculations to arrive at Consolidated EBITDA.

                                                                         Annex 2
                                                                          Page 2

                  2.       Consolidated Interest Coverage
                           Ratio (Section 9.08)

                           a.      Consolidated EBITDA
                                   for the Test Period                                  $__________

                           b.      Consolidated Interest Expense(3)
                                   for the Test Period                                  $__________

                           c.      Ratio of line a to line b                            ______:1.00

                           d.      Minimum Covenant Level                               ______:1.00

                  3.       Consolidated Tangible Net Worth (Section 9.09)

                           a.      Consolidated Tangible Net Worth(4) as
                                   at the Computation Date                              $__________

                           b.      Minimum Covenant Level                               $__________

----------------------
(3) Attached hereto in reasonable detail the calculations required to arrive at Consolidated Interest Expense.

(4) Attach hereto in reasonable detail the calculations required to arrive at Consolidated Tangible Net Worth.

                                                                       EXHIBIT K

                                JOINDER AGREEMENT

                  THIS JOINDER IN SUBSIDIARIES GUARANTY, (this "Joinder") is executed as of [DATE] by [NAME OF NEW SUBSIDIARY], a __________ [corporation] [limited liability company] [partnership] ("Joining Party"), and delivered to DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent, for the benefit of the Lender Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:

                  WHEREAS, Flowers Foods, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Fleet National Bank, Harris Trust and Savings Bank and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Co-Documentation Agents (in such capacity, collectively, the "Co-Documentation Agents"), SunTrust Bank, as Syndication Agent (in such capacity, the "Syndication Agent"), and Deutsche Bank AG, New York Branch, as Administrative Agent (together with any successor Administrative Agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of October 24, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent are herein called the "Creditors");

                  WHEREAS, the Joining Party is a direct or indirect Subsidiary of the Borrower and desires, or is required pursuant to the provisions of the Credit Agreement, to become a Subsidiary Guarantor under the Subsidiaries Guaranty; and

                  WHEREAS, the Joining Party will obtain benefits from the incurrence of Loans by, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower, in each case pursuant to the Credit Agreement and, accordingly, desires to execute this Joinder in order to satisfy the requirements described in the preceding recital;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

                  NOW, THEREFORE, the Joining Party agrees as follows:

                  1. By this Joinder, the Joining Party becomes a Subsidiary Guarantor for all purposes under the Subsidiaries Guaranty, pursuant to Section 26 thereof.

                  2. The Joining Party agrees that, upon its execution hereof, it will become a Subsidiary Guarantor under the Subsidiaries Guaranty with respect to all Guaranteed Obligations

                                                                       Exhibit K
                                                                          Page 2

(as defined in the Subsidiaries Guaranty), and will be bound by all terms, conditions and duties applicable to a Subsidiary Guarantor under the Subsidiaries Guaranty and the other Credit Documents. Without limitation of the foregoing, and in furtherance thereof, the Joining Party unconditionally, absolutely and irrevocably guarantees on a joint and several basis the due and punctual payment and performance of all Guaranteed Obligations (on the same basis as the other Subsidiary Guarantors under the Subsidiaries Guaranty).

                  3. Without limiting the foregoing, the Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as each Subsidiary Guarantor pursuant to Sections 11 and 12 of the Subsidiaries Guaranty and agrees to be bound by all covenants, agreements and obligations of a Subsidiary Guarantor pursuant to the Subsidiaries Guaranty and all other Credit Documents to which it is or becomes a party.

                  4. This Joinder shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided, however, the Joining Party may not assign any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Administrative Agent or as otherwise permitted by the Credit Documents. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

                  5. From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents.

                  6. The effective date of this Joinder is [DATE].

                                      * * *

                                                                       EXHIBIT K
                                                                          Page 3

                  IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.

                                              [NAME OF NEW SUBSIDIARY]

                                              By:_______________________________
                                                 Name:
                                                 Title:

Accepted and Acknowledged by:

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent

By:__________________________________
   Name:
   Title: